UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number: 811-21457

Name of Fund: BlackRock Allocation Target Shares

Series A Portfolio

Series C Portfolio

Series E Portfolio

Series M Portfolio

Series P Portfolio

Series S Portfolio

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Allocation Target Shares, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 03/31/2019

Date of reporting period: 09/30/2018

Item 1 – Report to Stockholders

SEPTEMBER 30, 2018

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Allocation Target Shares

▶	Series A Portfolio

▶	Series C Portfolio

▶	Series E Portfolio

▶	Series M Portfolio

▶	Series P Portfolio

▶	Series S Portfolio

Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended September 30, 2018, the strongest corporate profits in seven years drove the equity market higher, while rising interest rates constrained bond returns. Though the market’s appetite for risk remained healthy, risk-taking was tempered somewhat, as shorter-term, higher-quality securities led the bond market, and U.S. equities outperformed most international stock markets.

Volatility in emerging market stocks rose as U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe led to modest performance for European equities.

Short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased, leading to a negative return for long-term U.S. Treasuries and a substantial flattening of the yield curve. Many investors are concerned with the flattening yield curve as a harbinger of recession, but given the extraordinary monetary measures in the last decade, we believe a more accurate barometer for the economy is the returns along the risk spectrums in stock and bond markets. Although the fundamentals in credit markets remained relatively solid, investment-grade bonds declined slightly, and high-yield bonds posted modest returns.

In response to rising growth and inflation, the U.S. Federal Reserve (the “Fed”) increased short-term interest rates four times during the reporting period. The Fed also continued to reduce its balance sheet during the reporting period, gradually reversing the unprecedented stimulus measures it enacted after the financial crisis. Meanwhile, the European Central Bank announced that its bond-purchasing program would conclude at the end of the year, while also expressing its commitment to low interest rates. In contrast, the Bank of Japan continued to expand its balance sheet through bond purchasing while lowering its expectations for inflation.

The U.S. economy continued to gain momentum despite the Fed’s modest reduction of economic stimulus; unemployment declined to 3.7%, the lowest rate of unemployment in almost 50 years. The number of job openings reached a record high of more than 7 million, which exceeded the total number of unemployed workers. Strong economic performance has justified the Fed’s somewhat faster pace of rate hikes, as the headline inflation rate and investors’ expectations for inflation have already surpassed the Fed’s target of 2.0%.

While markets have recently focused on the risk of rising long-term interest rates, we continue to believe the primary risk to economic expansion is trade protectionism that could lead to slower global trade and unintended consequences for the globalized supply chain. So far, U.S. tariffs have only had a modest negative impact on economic growth, but the fear of an escalating trade war has stifled market optimism somewhat, leading to higher volatility in risk assets. The outcome of trade negotiations between the United States and China is likely to influence the global growth trajectory and set the tone for free trade in many other nations. Any easing of tensions could lead to greater upside for markets, while additional tariffs could adversely affect investor sentiment.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	11.41%	17.91%
U.S. small cap equities (Russell 2000® Index)	11.61	15.24
International equities (MSCI Europe, Australasia, Far East Index)	0.10	2.74
Emerging market equities (MSCI Emerging Markets Index)	(8.97)	(0.81)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.95	1.59
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	(1.40)	(4.02)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(0.14)	(1.22)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.77	0.48
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.46	3.05
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of September 30, 2018	Series A Portfolio

Investment Objective

Series A Portfolio’s (the “Fund”) investment objective is to seek a high level of current income consistent with capital preservation.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended September 30, 2018, the Fund outperformed both its broad-based benchmark, the Bloomberg Barclays U.S. Universal Index, and its “Reference Benchmark,” consisting of 50% Bloomberg Barclays U.S. Asset-Backed Securities Index and 50% Bloomberg Barclays Non-Agency Investment Grade CMBS Index. Shares of the Fund can be purchased or held only by or on behalf of (i) certain separately managed account clients; (ii) collective trust funds managed by BlackRock Institutional Trust Company, N.A., an affiliate of the investment adviser; and (iii) mutual funds advised by BlackRock Advisors, LLC or its affiliates. Comparisons of the Fund’s performance versus its Reference Benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

What factors influenced performance?

The largest positive contributors to the Fund’s performance included holdings of non-agency residential mortgage-backed securities (“RMBS”), specifically allocations within the subprime, option adjustable-rate mortgage and credit risk-transfer subsectors. Allocations to floating rate collateralized loan obligations (“CLOs”) and commercial mortgage-backed securities (“CMBS”) also contributed notably to performance.

Positioning with respect to asset-backed securities (“ABS”) weighed on the Fund’s performance, principally due to an underweighting of the prime auto and credit card segments relative to the Reference Benchmark.

Describe recent portfolio activity.

There were no significant shifts in the Fund’s allocations across securitized sectors over the period. Within CMBS, exposure to AAA-rated non-agency multifamily loans was increased, as was exposure to term loans. Additionally, within non-agency RMBS, exposure to prime loans was increased.

Describe portfolio positioning at period end.

The Fund ended the period with an overweight duration (and corresponding interest rate sensitivity) relative to the Reference Benchmark. The Fund’s allocation within non-agency RMBS favored more market-sensitive, higher beta subprime issues relative to Alt-A and Prime. Within CMBS, the Fund had a tilt toward floating rate issues. Within ABS, the Fund favored mezzanine and subordinated fixed rate consumer loans. The Fund remained cautious in deploying risk given the current level of spreads, while looking to opportunistically add exposure in situations where spreads widen.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

PORTFOLIO COMPOSITION
Asset Type	Percent of Total Investments(a)
Asset-Backed Securities	62%
Non-Agency Mortgage-Backed Securities	32
Floating Rate Loan Interests	3
U.S. Government Sponsored Agency Securities	3

CREDIT QUALITY ALLOCATION (b)
Credit Rating	Percent of Total Investments(a)
AAA/Aaa(c)	31%
AA/Aa	6
A	5
BBB/Baa	5
BB/Ba	10
B	2
CCC/Caa	4
CC/Ca	8
C	3
N/R	26
(a)	Total investments exclude short-term securities.
(b)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(c)

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed not-rated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

4	2 0 1 8 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of September 30, 2018 (continued)	Series A Portfolio

Performance Summary for the Period Ended September 30, 2018

		Average Annual Total Returns(a)(b)
	6-Month Total Returns	1 Year	Since Inception(c)
Series A Portfolio	2.20%	4.27%	6.46%
Bloomberg Barclays U.S. Universal Index(d)	0.00	(1.00)	2.04
Reference Benchmark(e)	0.88	0.32	1.75

(a)	See “About Fund Performance” on page 16 for a detailed description of performance related information.
(b)

The Fund will primarily invest its assets in fixed-income securities, such as ABS, CMBS and RMBS issued or guaranteed by the U.S. Government, various agencies of the U.S. Government or various instrumentalities that have been established or sponsored by the U.S. Government, commercial and residential mortgage-backed securities issued by banks and other financial institutions, collateralized mortgage obligations, loans backed by commercial or residential real estate, derivatives and repurchase agreements and reverse repurchase agreements.

(c)	The Fund commenced operations on September 21, 2015.
(d)

An unmanaged, market value weighted index of fixed-income securities issued in U.S. dollars, including U.S. government and investment grade debt, non-investment grade debt, ABS and mortgage-backed securities, Eurobonds, 144A securities and emerging market debt with maturities of at least one year.

(e)

A customized weighted index comprised of the returns of the Bloomberg Barclays U.S. Asset-Backed Securities Index (50%)/Bloomberg Barclays Non-Agency Investment Grade CMBS Index (50%). The Bloomberg Barclays U.S. Asset-Backed Securities Index is composed of debt securities backed by credit card, auto and home equity loans that are rated investment grade or higher by Moody’s, S&P or Fitch Ratings, Inc. (“Fitch”). Issues must have at least one year to maturity and an outstanding par value of at least $50 million. The Bloomberg Barclays Non-Agency Investment Grade CMBS Index measures the market of conduit and fusion CMBS deals with a minimum current deal size of $300 million that are rated investment grade or higher using the middle rating of Moody’s, S&P, and Fitch after dropping the highest and lowest available ratings. Securities must have a remaining average life of at least one year and must be fixed-rate, weighted average coupon (WAC), or capped WAC securities.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical(b)
	Beginning Account Value (04/01/18)	Ending Account Value (09/30/18)	Expenses Paid During the Period(a)	Beginning Account Value (04/01/18)	Ending Account Value (09/30/18)	Expenses Paid During the Period(a)	Annualized Expense Ratio
Series A Portfolio	$1,000.00	$1,022.00	$0.00	$1,000.00	$1,025.07	$0.00	0.00%

(a)

For shares of the Fund, expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all expenses, except extraordinary expenses, incurred by the Fund. This agreement has no fixed term.

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 16 for further information on how expenses were calculated.

F U N D S U M M A R Y	5

Fund Summary as of September 30, 2018	Series C Portfolio

Investment Objective

Series C Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended September 30, 2018, the Fund outperformed its benchmark, the Bloomberg Barclays U.S. Credit Index. Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

What factors influenced performance?

Security selection in industrials made the largest contribution to Fund performance, led by the communications and consumer non-cyclical industries. Positions in banking issues, particularly the subordinated issues of large banks, also added value. Duration and yield curve positioning contributed, as well. (Duration is a measure of interest rate sensitivity.)

Given the Fund’s outperformance, there were few notable detractors in the period. With that said, positioning in taxable municipal bonds hurt results given that the Fund’s holdings underperformed the corresponding benchmark components. Underweight positions in some sovereign issuers also detracted, as these securities generated positive performance.

The Fund held derivatives during the period in order to manage the portfolio’s interest rate risk. These positions had a negative effect on Fund performance.

Describe recent portfolio activity.

The investment adviser generally added risk to the portfolio over the period, as it believed the widening in yield spreads would subside as the supply-and-demand backdrop for corporate bonds improved. (Yield spreads refer to the difference in a bond’s yield relative to U.S. Treasuries.) The investment adviser added positions in the bonds of companies with the ability to withstand potential industry disruptions and demonstrate resilience if there is an adverse shift in the credit cycle. In addition, the Fund favored defensive companies with steady cash flows and a low likelihood of pursuing merger-and-acquisition activity without a sound strategic rationale.

The investment adviser increased the Fund’s positions in the automotive, railroad, and energy industries. The investment adviser also reduced the portfolio’s underweight to the long end of the yield curve on the belief that the supply-and-demand backdrop should provide support for longer-dated maturities.

Describe portfolio positioning at period end.

At the close of the period, the Fund was overweight in the banking, cable and satellite, and midstream energy sectors. The Fund’s largest underweights were in life insurance, food and beverage, and integrated energy. The Fund had a neutral duration versus the benchmark.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

PORTFOLIO COMPOSITION
Asset Type	Percent of Total Investments(a)
Corporate Bonds	91%
Capital Trusts	4
Taxable Municipal Bonds	2
Foreign Government Obligations	2
Foreign Agency Obligations	1

CREDIT QUALITY ALLOCATION (b)
Credit Rating	Percent of Total Investments(a)
AAA/Aaa(c)	1%
AA/Aa	9
A	31
BBB/Baa	52
BB/Ba	7
(a)	Total investments exclude short-term securities and options purchased.
(b)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(c)

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed not-rated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

6	2 0 1 8 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of September 30, 2018 (continued)	Series C Portfolio

Performance Summary for the Period Ended September 30, 2018

		Average Annual Total Returns(a)(b)
	6-Month Total Returns	1 Year	5 Years	10 Years
Series C Portfolio	0.34%	(0.77)%	3.77%	6.70%
Bloomberg Barclays U.S. Credit Index(c)	0.01	(1.10)	3.40	5.94

(a)	See “About Fund Performance” on page 16 for a detailed description of performance related information.
(b)

The Fund will primarily invest its assets in investment grade fixed-income securities, such as corporate bonds, notes and debentures, ABS, CMBS and RMBS, obligations of non-U.S. governments and supranational organizations which are chartered to promote economic development, collateralized mortgage obligations, U.S. Treasury and agency securities, cash equivalent investments, when-issued and delayed delivery securities, derivatives, repurchase agreements and reverse repurchase agreements.

(c)

An unmanaged index that includes publicly issued U.S. corporate and non-corporate securities which include foreign agencies, sovereigns, supranationals and local authorities that meet the specified maturity, liquidity, and quality requirements.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical(b)
	Beginning Account Value (04/01/18)	Ending Account Value (09/30/18)	Expenses Paid During the Period(a)	Beginning Account Value (04/01/18)	Ending Account Value (09/30/18)	Expenses Paid During the Period(a)	Annualized Expense Ratio
Series C Portfolio	$1,000.00	$1,003.40	$0.00	$1,000.00	$1,025.07	$0.00	0.00%

(a)

For shares of the Fund, expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all expenses, except extraordinary expenses, incurred by the Fund. This agreement has no fixed term.

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 16 for further information on how expenses were calculated.

F U N D S U M M A R Y	7

Fund Summary as of September 30, 2018	Series E Portfolio

Investment Objective

Series E Portfolio’s (the “Fund”) investment objective is to seek to maximize Federal tax-free yield with a secondary goal of total return.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended September 30, 2018, the Fund outperformed its broad-based benchmark, the S&P® Municipal Bond Index, but underperformed its customized “Reference Benchmark,” consisting of 50% S&P® Municipal High-Yield Index, 25% S&P® Municipal Bond A Rating Band Index (using the returns of only those A rated bonds that have maturities greater than five years) and 25% S&P® Municipal Bond BBB Rating Band Index (using the returns of only those BBB rated bonds that have maturities greater than five years). Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients. Comparisons of the Fund’s performance versus its Reference Benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

What factors influenced performance?

The Fund’s performance was hurt by its large underweight positions in various securities issued by U.S. territories, including Puerto Rico and the Virgin Islands, which significantly outperformed the broader market. Puerto Rico has benefited as its economy and revenues have proven more resilient than expected following the 2017 hurricane.

An underweight in non-investment grade bonds detracted, as lower-quality issues benefited from both higher income and stronger price performance.

At a time of rising yields, the Fund’s longer duration and overweight position in bonds with maturities of 25 years and above detracted. (Duration is a measure of interest-rate sensitivity; prices and yields move in opposite directions.)

On the positive side, positions in BBB rated bonds — which outpaced higher-quality issues — contributed to performance.

The Fund sought to manage interest rate risk using U.S. Treasury futures. Since Treasury yields rose, as prices fell, this aspect of the Fund’s strategy had a positive effect on returns.

Describe recent portfolio activity.

In an effort to maximize yield, the Fund rotated its cash balances and the cash proceeds from bond calls into bonds with longer-dated maturities. The municipal yield curve remained steep relative to the U.S. Treasury curve, which translated to a greater yield benefit from investing in longer-term securities.

The investment adviser looked for opportunities to sell losing positions in order to help minimize tax liabilities and increase the portfolio’s yield.

Demand for higher-yielding bonds caused yield spreads to compress during the period. The investment adviser therefore reduced positions where it believed spreads had tightened too much relative to other opportunities.

Describe portfolio positioning at period end.

The Fund had a moderately long duration relative to the Reference Benchmark. The Fund remained overweight in the 20+ year maturity range in a reflection of the investment adviser’s bias toward a flattening yield curve (i.e., outperformance for longer-term bonds).

The Fund’s largest sector overweight positions included transportation, health care and tobacco. The Fund’s leading underweights were in the tax-backed local and school district sectors, which reflected the investment adviser’s preference for revenue bonds (those secured by a specific revenue source) over general obligation debt.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments(a)
Health Care	21%
County/City/Special District/School District	19
Transportation	17
Tobacco	13
Education	14
Utilities	7
Housing	6
Corporate	3

CREDIT QUALITY ALLOCATION (b)

Credit Rating	Percent of Total Investments(a)
AA/Aa	14%
A	19
BBB/Baa	24
BB/Ba	11
B	8
CC/Ca	2
N/R	22

(a)	Total investments exclude short-term securities.
(b)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

8	2 0 1 8 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of September 30, 2018 (continued)	Series E Portfolio

Performance Summary for the Period Ended September 30, 2018

		Average Annual Total Returns(a)(b)
	6-Month Total Returns	1 Year	Since Inception(c)
Series E Portfolio	1.79%	3.83%	6.41%
S&P® Municipal Bond Index(d)	0.77	0.48	2.77
Reference Benchmark(e)	3.09	4.67	5.18	(f)

(a)	See “About Fund Performance” on page 16 for a detailed description of performance related information.
(b)

The Fund will invest in investment grade and non-investment grade municipal bonds. Under normal circumstances, the Fund maintains an average portfolio duration that is within ±25% of the duration of the Reference Benchmark.

(c)	The Fund commenced operations on August 4, 2014.
(d)

The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month.

(e)

A customized weighted index comprised of the returns of the S&P® Municipal High-Yield Index (50%)/S&P® Municipal Bond A Rating Band Index (25%) using the returns of only those A rated bonds that have maturities greater than 5 years/S&P® Municipal Bond BBB Rating Band Index (25%) using the returns of only those BBB rated bonds that have the maturities greater than 5 years.

(f)

The benchmark value used to calculate since inception return is from the close of July 31, 2014. By using this value the benchmark is using 2 extra days of performance (August 1, 2014 and August 4, 2014) compared to the Fund.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical(c)
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value (04/01/18)	Ending Account Value (09/30/18)	Expenses Paid During the Period(a)	Expenses Paid During the Period(b)	Beginning Account Value (04/01/18)	Ending Account Value (09/30/18)	Expenses Paid During the Period(a)	Ending Account Value (09/30/18)	Expenses Paid During the Period(b)
Series E Portfolio	$1,000.00	$1,017.90	$0.46	$0.00	$1,000.00	$1,024.62	$0.46	$1,025.07	$0.00

(a)

For shares of the Fund, expenses are equal to the annualized expense ratio of 0.09%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all expenses, except extraordinary expenses, incurred by the Fund. This agreement has no fixed term.

(b)

For shares of the Fund, expenses are equal to the annualized expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all expenses, except extraordinary expenses, incurred by the Fund. This agreement has no fixed term.

(c)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses” on page 16 for further information on how expenses were calculated.

F U N D S U M M A R Y	9

Fund Summary as of September 30, 2018	Series M Portfolio

Investment Objective

Series M Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended September 30, 2018, the Fund outperformed its benchmark, the Bloomberg Barclays MBS Index. Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

What factors influenced performance?

The most significant positive contributor to Fund performance relative to the benchmark was the Fund’s stance with respect to interest rates, including both positioning along the yield curve and with respect to overall portfolio duration (and corresponding sensitivity to interest rate changes). Allocations to commercial mortgage-backed securities (“CMBS”) and asset-backed securities (“ABS”) also added to relative performance. In addition, swap-based strategies under which parties agree to exchange fixed-income cash flows contributed positively. Finally, security selection within 15-year agency mortgage-backed securities (“MBS”) and a slight overweight to agency MBS relative to the benchmark helped return.

The largest detractor from performance was selection within 30-year agency MBS, driven by underperformance of specified pool holdings for which the Fund paid a premium valuation to gain exposure to certain prepayment characteristics.

Describe recent portfolio activity.

During the period, the Fund trimmed its position in pass-through agency MBS issues while adding to agency collateralized mortgage obligations (“CMOs”). The Fund added exposure to agency MBS derivatives, favoring interest-only (“IO”) and inverse IO instruments. The Fund’s allocation to securitized assets was decreased during the period, with the allocation to ABS essentially closed and the allocation to CMBS left more or less unchanged.

The Fund held a small percentage of assets in derivatives, including financial futures and swaps, as a means to manage risk against allocations in MBS and securitized assets. During the period, the use of derivatives had a positive impact on Fund performance.

Describe portfolio positioning at period end.

The Fund ended the period overweight to agency MBS relative to the benchmark, with allocations favoring 15-year agency MBS and Ginnie Mae-backed pools relative to 30-year conventional MBS. The Fund continued to hold an allocation to securitized assets, primarily in CMBS, with a tilt toward last cash flow securities at the top of the capital structure, and exposure as well to IO tranches and less market sensitive, single asset/single borrower issues. Relative to the Bloomberg Barclays MBS Index, the Fund ended the period overweight overall to portfolio duration.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments(a)
U.S. Government Sponsored Agency Securities	90%
Non-Agency Mortgage-Backed Securities	9
U.S. Treasury Obligations	1

CREDIT QUALITY ALLOCATION (b)

Credit Rating	Percent of Total Investments(a)
AAA/Aaa(c)	99%
N/R	1

(a)	Total investments exclude short-term securities and TBA sale commitments.
(b)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(c)

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed not-rated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

10	2 0 1 8 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of September 30, 2018 (continued)	Series M Portfolio

Performance Summary for the Period Ended September 30, 2018

		Average Annual Total Returns(a)(b)
	6-Month Total Returns	1 Year	5 Years	10 Years
Series M Portfolio	0.55%	(0.53)%	2.37%	4.39%
Bloomberg Barclays MBS Index(c)	0.12	(0.92)	2.02	3.33

(a)	See “About Fund Performance” on page 16 for a detailed description of performance related information.
(b)

The Fund will primarily invest its assets in investment grade CMBS and RMBS, ABS, CMOs, U.S. Treasury and agency securities, cash equivalent instruments, when-issued and delayed delivery securities, derivatives and dollar rolls.

(c)	An unmanaged index that includes the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac that meet the maturity and liquidity criteria.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical(b)
	Beginning Account Value (04/01/18)	Ending Account Value (09/30/18)	Expenses Paid During the Period(a)	Beginning Account Value (04/01/18)	Ending Account Value (09/30/18)	Expenses Paid During the Period(a)	Annualized Expense Ratio
Series M Portfolio	$1,000.00	$1,005.50	$0.00	$1,000.00	$1,025.07	$0.00	0.00%

(a)

For shares of the Fund, expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all expenses, except extraordinary expenses, incurred by the Fund. This agreement has no fixed term.

(b)

Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365. See “Disclosure of Expenses” on page 16 for further information on how expenses were calculated.

F U N D S U M M A R Y	11

Fund Summary as of September 30, 2018	Series P Portfolio

Investment Objective

Series P Portfolio’s (the “Fund”) investment objective is to seek to provide a duration that is the inverse of its benchmark.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended September 30, 2018, the Fund outperformed the Bloomberg Barclays U.S. Treasury 7-10 Year Bond Index and the Bloomberg Barclays U.S. Bellwether 10 Year Swap Index. Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

What factors influenced performance?

The Fund held cash at the end of the period as collateral in conjunction with its investments in U.S. Treasury futures and interest rate swaps. The Fund’s cash exposure had no material impact on performance. The use and cost of derivatives will result in a negative contribution to returns when interest rates fall; however, the Fund’s strategy is designed to offset these costs by holding shares of BlackRock Allocation Target Shares: Series S Portfolio (“Series S Portfolio”), a short-term proprietary fund. The use of derivatives is necessary to achieve the Fund’s objective and should therefore be evaluated in a portfolio context and not as a standalone strategy. Given that yields rose, the Fund’s use of derivatives to facilitate an inverse exposure to the 7-year to 10-year part of the U.S. Treasury yield curve contributed positively to Fund performance.

The Fund’s position in the Series S Portfolio, which benefited from its allocations to investment-grade corporate bonds, asset-backed securities and commercial mortgage-backed securities, was the main contributor to performance. An allocation to agency mortgage-backed securities was the largest detractor within the Series S Portfolio.

Describe recent portfolio activity.

The Fund actively managed interest rate risk on the 7- to 10-year part of the yield curve by using derivatives as described above. The Fund maintained its allocation to Series S Portfolio in order to offset the cost of the derivatives. Since this is an overlay strategy designed to manage interest-rate risk, the portfolio’s positioning is relatively static.

Describe portfolio positioning at period end.

The Fund held positions in U.S. Treasury futures, interest rate swaps, Series S Portfolio and the Bank of New York Cash Reserve money market fund.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets
Fixed Income Funds	30%
Other Assets Less Liabilities	70

PORTFOLIO HOLDINGS

Security	Percent of Affiliated Investment Companies
BlackRock Allocation Target Shares: Series S Portfolio	100%

12	2 0 1 8 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of September 30, 2018 (continued)	Series P Portfolio

Performance Summary for the Period Ended September 30, 2018

	6-Month	Average Annual Total Returns(a)(b)
	Total Returns	1 Year	5 Years	Since Inception(c)
Series P Portfolio	2.93%	6.36%	(0.72)%	(0.19)%
Bloomberg Barclays U.S. Treasury 7-10 Year Bond Index(d)	(0.90)	(2.99)	1.83	0.99
Bloomberg Barclays U.S. Bellwether 10 Year Swap Index(e)	(1.39)	(4.39)	2.17	1.10

(a)	See “About Fund Performance” on page 16 for a detailed description of performance related information.
(b)	The Fund may invest in a portfolio of securities and other financial instruments, including derivative instruments, in an attempt to provide returns that are the inverse of its benchmark index.
(c)	The Fund commenced operations on March 20, 2013.
(d)

An unmanaged index that includes all publicly issued, U.S. Treasury securities that have a remaining maturity of between 7 and 10 years, are non-convertible, are denominated in U.S.dollars, are rated Baa3 (or better) by Moody’s or BBB- (or better) by S&P, are fixed rate, and have more than $250 million par outstanding.

(e)	Provides total returns for swaps with varying maturities. For example, the 10-year swap index measures the total return of investing in 10-year par swaps over time.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical(b)
	Beginning Account Value (04/01/18)	Ending Account Value (09/30/18)	Expenses Paid During the Period(a)	Beginning Account Value (04/01/18)	Ending Account Value (09/30/18)	Expenses Paid During the Period(a)	Annualized Expense Ratio
Series P Portfolio	$1,000.00	$1,029.30	$0.00	$1,000.00	$1,025.07	$0.00	0.00%

(a)

For shares of the Fund, expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio. BlackRock has contractually agreed to waive all fees and pay or reimburse all expenses, except extraordinary expenses, incurred by the Fund. This agreement has no fixed term.

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 16 for further information on how expenses were calculated.

F U N D S U M M A R Y	13

Fund Summary as of September 30, 2018	Series S Portfolio

Investment Objective

Series S Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended September 30, 2018, the Fund outperformed its benchmark, the ICE BofAML 1-3 Year U.S. Treasury Index. Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

What factors influenced performance?

The Fund’s allocations to investment-grade corporate bonds, asset-backed securities and commercial mortgage-backed securities were the main contributors to performance. Allocations to U.S. Treasuries and agency mortgage-backed securities (“MBS”) were the primary detractors.

Describe recent portfolio activity.

The investment adviser reduced the Fund’s allocation to agency MBS and rotated into investment-grade corporate bonds. This shift reflected the investment adviser’s belief that although tax reform constituted a greater challenge for corporates, overall market sentiment in the sector remained positive. This reduction in agency MBS was based on the view that the category could experience lower demand and higher volatility.

Describe portfolio positioning at period end.

The Fund was positioned with a slightly longer duration relative to the benchmark. The Fund was overweight in asset-backed securities, agency MBS and U.S. investment-grade corporates.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments(a)
Corporate Bonds	53%
Asset-Backed Securities	20
U.S. Government Sponsored Agency Securities	16
Non-Agency Mortgage-Backed Securities	9
Foreign Agency Obligations	2

CREDIT QUALITY ALLOCATION (b)

Credit Rating	Percent of Total Investments(a)
AAA/Aaa(c)	44%
AA/Aa	4
A	22
BBB/Baa	29
BB/Ba	1

(a)	Total investments exclude short-term securities and options purchased.
(b)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(c)

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed not-rated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

14	2 0 1 8 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of September 30, 2018 (continued)	Series S Portfolio

Performance Summary for the Period Ended September 30, 2018

		Average Annual Total Returns(a)(b)
	6 Months Total Returns	1 Year	5 Years	10 Years
Series S Portfolio	1.10%	0.73%	2.00%	3.33%
ICE BofAML 1-3 Year U.S. Treasury Index(c)	0.42	0.04	0.56	1.09

(a)	See “About Fund Performance” on page 16 for a detailed description of performance related information.
(b)

The Fund will primarily invest its assets in investment grade fixed-income securities, such as CMBS and MBS, obligations of non-U.S. governments and supranational organizations, which are chartered to promote economic development, obligations of domestic and non-U.S. corporations, ABS, U.S. Treasury and agency securities, cash equivalent investments, when-issued and delayed delivery securities, derivatives, repurchase agreements, reverse repurchase agreements and dollar rolls.

(c)	An unmanaged index comprised of Treasury securities with maturities ranging from one to three years.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical(c)
			Including Interest Expense	Excluding Interest Expense		Including Interest Expense		Excluding Interest Expense
	Beginning Account Value (04/01/18)	Ending Account Value (09/30/18)	Expenses Paid During the Period(a)	Expenses Paid During the Period(b)	Beginning Account Value (04/01/18)	Ending Account Value (09/30/18)	Expenses Paid During the Period(a)	Ending Account Value (09/30/18)	Expenses Paid During the Period(b)
Series S Portfolio	$1,000.00	$1,011.00	$2.72	$0.00	$1,000.00	$1,022.36	$2.74	$1,025.07	$0.00

(a)

For shares of the Fund, expenses are equal to the annualized expense ratio of 0.54%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all expenses, except extraordinary expenses, incurred by the Fund. This agreement has no fixed term.

(b)

For shares of the Fund, expenses are equal to the annualized expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all expenses, except extraordinary expenses, incurred by the Fund. This agreement has no fixed term.

(c)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 16 for further information on how expenses were calculated.

F U N D S U M M A R Y	15

About Fund Performance

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend/payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The performance information also reflects fee waivers and reimbursements that subsidize and reduce the total operating expenses of each Fund. The Funds’ returns would have been lower if there were no such waivers and reimbursements.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses and (b) operating expenses, including administration fees and other fund expenses. The expense examples shown on the previous pages (which are based on a hypothetical investment of $1,000 invested on April 1, 2018 and held through September 30, 2018) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

16	2 0 1 8 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance returns and NAV. However, there is no guarantee that these objectives can be achieved in all interest rate environments.

The Funds may utilize leverage by entering into reverse repurchase agreements.

Series E Portfolio may leverage its assets through the use of proceeds received in tender option bond (“TOB”) transactions, as described in the Notes to Financial Statements. In a TOB Trust transaction, the Fund transfers municipal bonds or other municipal securities into a special purpose entity (a “TOB Trust”). TOB investments generally provide the Fund with economic benefits in periods of declining short-term interest rates, but expose the Fund to risks during periods of rising short-term interest rates. Additionally, fluctuations in the market value of municipal bonds deposited into a TOB Trust may adversely affect the Fund’s NAV per share.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by each Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Funds’ shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Funds’ shareholders, and the value of these portfolio holdings is reflected in the Funds’ per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage.

Furthermore, the value of each Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence each Fund’s NAV positively or negatively in addition to the impact on each Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that a Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of a Fund’s shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Funds to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by each Fund’s shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

T H E B E N E F I T S A N D R I S K S O F L E V E R A G I N G A N D D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	17

Schedule of Investments (unaudited) September 30, 2018	Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Asset-Backed Securities — 61.4%
Ajax Mortgage Loan Trust:
Series 2017-D, Class A, 3.75%, 12/25/57 (a)(b)	$2,281	$2,280,883
Series 2017-D, Class B, 0.00%, 12/25/57 (a)(b)(c)	1,730	1,072,374
Series 2018-A, Class A, 3.85%, 04/25/58 (a)(b)	2,373	2,325,943
Series 2018-A, Class B, 0.00%, 04/25/58 (a)(b)	611	445,938
Series 2018-B, Class A, 3.75%, 02/26/57 (a)	2,434	2,395,053
Series 2018-B, Class B, 0.00%, 02/26/57 (a)(b)	1,030	449,306
Series 2018-D, Class A, 3.75%, 08/26/58 (a)(c)	4,000	4,000,000
Series 2018-D, Class B, 0.00%, 08/26/58 (a)(c)	1,000	613,089
Allegro CLO II-S Ltd.:
Series 2014-1RA, Class A1, (3 mo. LIBOR US + 1.080%), 3.23%, 10/21/28 (a)(b)(d)	2,000	1,997,000
Series 2014-1RA, Class B, (3 mo. LIBOR US + 2.150%), 4.30%, 10/21/28 (a)(b)(d)	300	299,250
Series 2014-1RA, Class C, (3 mo. LIBOR US + 3.000%), 5.15%, 10/21/28 (a)(b)(d)	750	748,125
Allegro CLO Ltd., Series 2016-1X, Class D, (3 mo. LIBOR US + 3.850%), 6.19%, 01/15/29 (d)	500	503,112
Allegro CLO VI Ltd., Series 2017-2A, Class A, (3 mo. LIBOR US + 1.130%), 3.47%, 01/17/31 (a)(d)	1,000	998,382
Allegro CLO VII Ltd., Series 2018-2A, Class E, (3 mo. LIBOR US + 5.900%), 8.14%, 07/15/31 (a)(d)	1,000	983,326
ALM VI Ltd., Series 2012-6A, Class DR3, (3 mo. LIBOR US + 5.050%), 7.40%, 07/15/26 (a)(d)	600	595,623
ALM VII Ltd., Series 2012-7A, Class A1R, (3 mo. LIBOR US + 1.480%), 3.82%, 10/15/28 (a)(d)	1,000	1,003,526
ALM XIV Ltd.:
Series 2014-14A, Class PS, 0.00%, 07/28/26 (a)(e)	1,000	713,645
Series 2014-14B, Class PS, 0.00%, 07/28/26 (e)	1,000	713,645
ALM XVI Ltd./ALM XVI LLC:
Series 2015-16A, Class A2R2, (3 mo. LIBOR US + 1.500%), 3.24%, 07/15/27 (a)(d)	1,000	999,077
Series 2015-16A, Class CR2, (3 mo. LIBOR US + 2.700%), 5.04%, 07/15/27 (a)(d)	1,000	982,787
ALM XVII Ltd.:
Series 2015-17A, Class A1AR, (3 mo. LIBOR US + 0.930%), 3.27%, 01/15/28 (a)(d)	1,250	1,246,386
Series 2015-17A, Class BR, (3 mo. LIBOR US + 2.100%), 4.44%, 01/15/28 (a)(d)	500	500,724
AMMC CLO Ltd., Series 2017-20A, Class E, (3 mo. LIBOR US + 5.810%), 8.15%, 04/17/29 (a)(d)	500	499,451
AMMC CLO XI Ltd., Series 2012-11A, Class A1R2, (3 mo. LIBOR US + 1.010%), 3.35%, 04/30/31 (a)(d)	500	497,740
AMMC CLO XIV Ltd., Series 2014-14A, Class A1LR, (3 mo. LIBOR US + 1.250%), 3.59%, 07/25/29 (a)(d)	500	500,540

Security	Par (000)	Value
Anchorage Capital CLO 1-R Ltd., Series 2018-1RA, Class A1, (3 mo. LIBOR US + 0.990%), 3.33%, 04/13/31 (a)(d)	$2,000	$1,990,044
Anchorage Capital CLO 3-R Ltd.:
Series 2014-3RA, Class A, (3 mo. LIBOR US + 1.050%), 3.39%, 01/28/31 (a)(d)	1,000	998,148
Series 2014-3RA, Class B, (3 mo. LIBOR US + 1.500%), 3.84%, 01/28/31 (a)(d)	1,000	996,245
Series 2014-3RA, Class C, (3 mo. LIBOR US + 1.850%), 4.19%, 01/28/31 (a)(d)	500	491,518
Anchorage Capital CLO 4-R Ltd.:
Series 2014-4RA, Class A, (3 mo. LIBOR US + 1.050%), 3.39%, 01/28/31 (a)(d)	1,500	1,494,121
Series 2014-4RA, Class C, (3 mo. LIBOR US + 1.850%), 4.19%, 01/28/31 (a)(d)	1,500	1,474,605
Series 2014-4RA, Class D, (3 mo. LIBOR US + 2.600%), 4.94%, 01/28/31 (a)(d)	750	738,692
Anchorage Capital CLO 5-R Ltd.:
Series 2014-5RA, Class B, (3 mo. LIBOR US + 1.450%), 3.79%, 01/15/30 (a)(d)	1,700	1,701,358
Series 2014-5RA, Class C, (3 mo. LIBOR US + 1.850%), 4.19%, 01/15/30 (a)(d)	3,000	2,983,841
Series 2014-5RA, Class E, (3 mo. LIBOR US + 5.400%), 7.74%, 01/15/30 (a)(d)	1,000	1,007,096
Anchorage Capital CLO 7 Ltd.:
Series 2015-7A, Class B1R, (3 mo. LIBOR US + 1.300%), 3.64%, 10/15/27 (a)(d)	1,500	1,489,296
Series 2015-7A, Class CR, (3 mo. LIBOR US + 1.700%), 4.04%, 10/15/27 (a)(d)	625	619,703
Series 2015-7A, Class DR, (3 mo. LIBOR US + 2.700%), 5.04%, 10/15/27 (a)(d)	1,000	998,432
Anchorage Capital CLO 8 Ltd.:
Series 2016-8A, Class AR, (3 mo. LIBOR US + 1.000%), 3.34%, 07/28/28 (a)(d)	1,000	998,982
Series 2016-8A, Class BR, (3 mo. LIBOR US + 1.600%), 3.94%, 07/28/28 (a)(d)	1,000	999,139
Series 2016-8A, Class CR, (3 mo. LIBOR US + 2.100%), 4.44%, 07/28/28 (a)(d)	1,000	1,000,685
Series 2016-8A, Class DR, (3 mo. LIBOR US + 3.000%), 5.34%, 07/28/28 (a)(d)	750	748,736
Series 2016-8A, Class ER, (3 mo. LIBOR US + 5.750%), 8.09%, 07/28/28 (a)(d)	2,060	2,055,503
Anchorage Capital CLO 9 Ltd., Series 2016-9A, Class E, (3 mo. LIBOR US + 7.250%), 9.59%, 01/15/29 (a)(d)	600	608,217
Anchorage Capital CLO Ltd.:
Series 2013-1A, Class BR, (3 mo. LIBOR US + 2.150%), 4.49%, 10/13/30 (a)(d)	500	500,415
Series 2013-1A, Class DR, (3 mo. LIBOR US + 6.800%), 9.14%, 10/13/30 (a)(d)	1,000	1,015,825
Apidos CLO XII, Series 2013-12A, Class AR, (3 mo. LIBOR US + 1.080%), 3.42%, 04/15/31 (a)(d)	1,387	1,384,719
Apidos CLO XV, Series 2013-15A, Class A1RR, (3 mo. LIBOR US + 1.010%), 3.36%, 04/20/31 (a)(d)	1,000	995,008
Apidos CLO XVIII:
Series 2014-18A, Class CR, (3 mo. LIBOR US + 3.250%), 5.60%, 07/22/26 (a)(d)	250	250,020
Series 2018-18A, Class D, (3 mo. LIBOR US + 3.150%), 0.00%, 10/22/30 (a)(b)(d)	250	250,000
Apidos CLO XXI, Series 2015-21A, Class DR, (3 mo. LIBOR US + 5.200%), 7.53%, 07/18/27 (a)(d)	500	498,941

18	2 0 1 8 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2018	Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Apidos CLO XXII, Series 2015-22A, Class D, (3 mo. LIBOR US + 6.000%), 8.35%, 10/20/27 (a)(d)	$500	$501,300
Apidos CLO XXIII, Series 2015-23A, Class D2, (3 mo. LIBOR US + 5.950%), 8.29%, 01/15/27 (a)(d)	500	500,174
Apidos CLO XXIX, Series 2018-29A, Class D, (3 mo. LIBOR US + 5.250%), 7.64%, 07/25/30 (a)(d)	500	482,839
Apidos CLO XXV, Series 2016-25A, Class A2A, (3 mo. LIBOR US + 1.800%), 4.15%, 10/20/28 (a)(d)	1,000	1,000,595
Arbor Realty Commercial Real Estate Notes Ltd.:
Series 2016-FL1A, Class A, (1 mo. LIBOR US + 1.700%), 3.86%, 09/15/26 (a)(d)	190	190,519
Series 2017-FL1, Class A, (1 mo. LIBOR US + 1.300%), 3.46%, 04/15/27 (a)(d)	1,920	1,927,035
Series 2017-FL1, Class B, (1 mo. LIBOR US + 2.500%), 4.66%, 04/15/27 (a)(d)	438	441,312
ARES XL CLO Ltd., Series 2016-40A, Class D, (3 mo. LIBOR US + 6.600%), 8.94%, 10/15/27 (a)(d)	1,000	1,002,145
ARES XLIII CLO Ltd., Series 2017-43A, Class E, (3 mo. LIBOR US + 6.470%), 8.81%, 10/15/29 (a)(d)	750	764,191
ARES XXXIII CLO Ltd.:
Series 2015-1A, Class CR, (3 mo. LIBOR US + 4.200%), 6.52%, 12/05/25 (a)(d)	250	252,728
Series 2015-1A, Class D, (3 mo. LIBOR US + 6.230%), 8.55%, 12/05/25 (a)(d)	500	509,110
ARES XXXIV CLO Ltd., Series 2015-2A, Class E2, (3 mo. LIBOR US + 5.200%), 7.54%, 07/29/26 (a)(d)	500	500,125
ARES XXXIX CLO Ltd., Series 2016-39A, Class E, (3 mo. LIBOR US + 7.250%), 9.58%, 07/18/28 (a)(d)	250	253,886
ARES XXXVII CLO Ltd., Series 2015-4A, Class A1R, (3 mo. LIBOR US + 1.170%), 3.51%, 10/15/30 (a)(d)	600	600,313
Argent Mortgage Loan Trust, Series 2005-W1, Class A2, (1 mo. LIBOR US + 0.240%), 2.46%, 05/25/35 (b)(d)	71	52,213
Assurant CLO III Ltd.:
Series 2018-2A, Class C, (3 mo. LIBOR US + 2.250%), 4.41%, 10/20/31 (a)(d)	500	499,737
Series 2018-2A, Class E, (3 mo. LIBOR US + 6.150%), 8.31%, 10/20/31 (a)(d)	576	568,362
Atlas Senior Loan Fund IV Ltd., Series 2013-2A, Class A1RR, (3 mo. LIBOR US + 0.680%), 2.99%, 02/17/26 (a)(d)	491	489,608
Atrium IX, Series 9A, Class AR, (3 mo. LIBOR US + 1.240%), 3.55%, 05/28/30 (a)(d)	1,825	1,826,962
Atrium VIII, Series 8A, Class DR, (3 mo. LIBOR US + 4.000%), 6.35%, 10/23/24 (a)(d)	325	327,125
Atrium XII, Series 12A, Class AR, (3 mo. LIBOR US + 0.830%), 3.18%, 04/22/27 (a)(d)	1,000	994,688
Avery Point VI CLO Ltd., Series 2015-6A, Class AR, (3 mo. LIBOR US + 1.050%), 3.26%, 08/05/27 (a)(d)	1,500	1,499,873
Babson CLO Ltd.:
Series 2015-2A, Class AR, (3 mo. LIBOR US + 1.190%), 3.54%, 10/20/30 (a)(d)	1,000	1,000,730
Series 2016-2A, Class C, (3 mo. LIBOR US + 2.600%), 4.95%, 07/20/28 (a)(d)	1,000	1,001,155
Series 2016-2A, Class E, (3 mo. LIBOR US + 6.900%), 9.25%, 07/20/28 (a)(d)	500	501,614

Security	Par (000)	Value
Bain Capital Credit CLO, Series 2018-2A, Class A1, (3 mo. LIBOR US + 1.080%), 3.43%, 07/19/31 (a)(d)	$1,000	$998,116
BankAmerica Manufactured Housing Contract Trust, Series 1997-2, Class B1, 7.07%, 02/10/22 (c)	5,740	4,980,099
Barings CLO Ltd., Series 2018-3A, Class A1, (3 mo. LIBOR US + 0.950%), 3.02%, 07/20/29 (a)(d)	1,000	997,341
Battalion CLO VII Ltd.:
Series 2014-7A, Class A1RR, (3 mo. LIBOR US + 1.040%), 3.38%, 07/17/28 (a)(d)	1,750	1,749,666
Series 2014-7A, Class BRR, (3 mo. LIBOR US + 2.500%), 4.84%, 07/17/28 (a)(d)	750	752,238
Battalion CLO X Ltd., Series 2016-10A, Class D, (3 mo. LIBOR US + 7.000%), 9.34%, 01/24/29 (a)(d)	500	504,276
Battalion CLO XI Ltd., Series 2017-11A, Class E, (3 mo. LIBOR US + 5.980%), 8.32%, 10/24/29 (a)(d)	1,000	1,005,424
Bayview Financial Revolving Asset Trust:
Series 2005-A, Class A1, (1 mo. LIBOR US + 1.000%), 3.24%, 02/28/40 (a)(d)	7,579	7,371,681
Series 2005-E, Class A1, (1 mo. LIBOR US + 1.000%), 3.24%, 12/28/40 (a)(d)	3,023	2,921,107
Series 2005-E, Class A2A, (1 mo. LIBOR US + 0.930%), 3.17%, 12/28/40 (a)(d)	4,075	3,940,877
Bear Stearns Asset-Backed Securities I Trust:
Series 2007-HE2, Class 1A4, (1 mo. LIBOR US + 0.320%), 2.54%, 03/25/37 (d)	855	638,484
Series 2007-HE2, Class 23A, (1 mo. LIBOR US + 0.140%), 2.36%, 03/25/37 (d)	146	145,745
Series 2007-HE3, Class 1A4, (1 mo. LIBOR US + 0.350%), 2.57%, 04/25/37 (d)	318	252,402
Bear Stearns Asset-Backed Securities Trust, Series 2005-4, Class M2, (1 mo. LIBOR US + 1.200%), 3.42%, 01/25/36 (d)	146	144,603
Benefit Street Partners CLO IV Ltd., Series 2014-IVA, Class A1R, (3 mo. LIBOR US + 1.490%), 3.84%, 01/20/29 (a)(d)	500	501,286
Benefit Street Partners CLO V-B Ltd., Series 2018-5BA, Class A1A, (3 mo. LIBOR US + 1.090%), 3.21%, 04/20/31 (a)(d)	1,000	998,126
Benefit Street Partners CLO VIII Ltd., Series 2015-8A, Class A1AR, (3 mo. LIBOR US + 1.100%), 3.45%, 01/20/31 (a)(d)	900	897,781
Benefit Street Partners CLO XII Ltd., Series 2017-12A, Class D, (3 mo. LIBOR US + 6.410%), 8.75%, 10/15/30 (a)(d)	1,000	1,011,818
BlueMountain CLO Ltd.:
Series 2013-2A, Class A1R, (3 mo. LIBOR US + 1.180%), 3.53%, 10/22/30 (a)(d)	2,200	2,202,705
Series 2015-1A, Class D, (3 mo. LIBOR US + 5.450%), 7.79%, 04/13/27 (a)(d)	250	250,407
Series 2015-3A, Class A1R, (3 mo. LIBOR US + 1.000%), 3.35%, 04/20/31 (a)(d)	1,000	994,555
BlueMountain CLO XXII Ltd., Series 2018-22A, Class E, (3 mo. LIBOR US + 5.050%), 7.41%, 07/15/31 (a)(d)	500	476,073
BSPRT Issuer Ltd., Series 2018-FL3, Class A, (1 mo. LIBOR US + 1.050%), 3.21%, 03/15/28 (a)(d)	2,590	2,593,844

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (unaudited) (continued) September 30, 2018	Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Canyon CLO Ltd., Series 2018-1A, Class E, (3 mo. LIBOR US + 5.750%), 7.80%, 07/15/31 (a)(d)	$1,000	$961,318
Capital One Multi-Asset Execution Trust,
Series 2016-A4, Class A4, 1.33%, 06/15/22	6,000	5,923,211
Carlyle Global Market Strategies CLO Ltd.:
Series 2012-3A, Class CR, (3 mo. LIBOR US + 4.100%), 6.44%, 10/14/28 (a)(d)	500	501,323
Series 2012-4A, Class AR, (3 mo. LIBOR US + 1.450%), 3.80%, 01/20/29 (a)(d)	935	936,248
Series 2014-1A, Class A1R2, (3 mo. LIBOR US + 0.970%), 3.31%, 04/17/31 (a)(d)	1,515	1,504,577
Series 2014-3RA, Class A1A, (3 mo. LIBOR US + 1.050%), 3.14%, 07/27/31 (a)(d)	3,500	3,487,916
Series 2015-1A, Class BR, (3 mo. LIBOR US + 1.500%), 3.85%, 04/20/27 (a)(d)	1,000	999,082
Series 2015-3A, Class A2R, (3 mo. LIBOR US + 1.600%), 3.94%, 07/28/28 (a)(d)	1,000	996,595
Series 2015-4A, Class D, (3 mo. LIBOR US + 6.100%), 8.45%, 10/20/27 (a)(d)	500	501,349
Series 2015-4A, Class SBB1, (3 mo. LIBOR US + 8.500%), 10.85%, 10/20/27 (a)(d)	133	129,932
Series 2016-1A, Class DR, (3 mo. LIBOR US + 5.200%), 7.55%, 04/20/27 (a)(d)	1,000	992,235
Series 2016-2A, Class D2R, (3 mo. LIBOR US + 5.170%), 7.51%, 07/15/27 (a)(d)	1,000	1,001,538
Carrington Mortgage Loan Trust:
Series 2006-FRE2, Class A2, (1 mo. LIBOR US + 0.120%), 2.34%, 10/25/36 (d)	292	219,992
Series 2006-FRE2, Class A3, (1 mo. LIBOR US + 0.160%), 2.38%, 10/25/36 (d)	155	117,135
Series 2006-FRE2, Class A4, (1 mo. LIBOR US + 0.250%), 2.47%, 10/25/36 (d)	2,380	1,815,224
Series 2006-NC3, Class A4, (1 mo. LIBOR US + 0.240%), 2.46%, 08/25/36 (d)	630	478,911
Series 2006-NC4, Class A3, (1 mo. LIBOR US + 0.160%), 2.38%, 10/25/36 (d)	90	84,534
CBAM Ltd.:
Series 2017-1A, Class A1, (3 mo. LIBOR US + 1.250%), 3.60%, 07/20/30 (a)(d)	1,500	1,503,163
Series 2017-3A, Class A, (3 mo. LIBOR US + 1.230%), 3.57%, 10/17/29 (a)(d)	2,500	2,502,850
Series 2017-3A, Class B1, (3 mo. LIBOR US + 1.700%), 4.04%, 10/17/29 (a)(d)	500	499,704
Series 2017-3A, Class E1, (3 mo. LIBOR US + 6.500%), 8.84%, 10/17/29 (a)(d)	1,000	1,011,753
Series 2018-6A, Class A, (3 mo. LIBOR US + 0.940%), 3.33%, 07/15/31 (a)(d)	1,000	997,071
Series 2018-6A, Class B1, (3 mo. LIBOR US + 1.500%), 3.89%, 07/15/31 (a)(d)	1,000	995,857
C-BASS Trust:
Series 2007-CB1, Class AF2, 3.63%, 01/25/37 (f)	309	152,422
Series 2007-CB5, Class A2, (1 mo. LIBOR US + 0.170%), 2.39%, 04/25/37 (d)	60	45,108
Cedar Funding IX CLO Ltd., Series 2018-9A,
Class A1, (3 mo. LIBOR US + 0.980%), 3.22%, 04/20/31 (a)(d)	500	497,511
Cedar Funding VIII CLO Ltd., Series 2017-8A,
Class A1, (3 mo. LIBOR US + 1.250%), 3.59%, 10/17/30 (a)(d)	1,000	1,001,273

Security	Par (000)	Value
Cent CLO Ltd.:
Series 2015-24A, Class A1R, (3 mo. LIBOR US + 1.070%), 3.29%, 10/15/26 (a)(d)	$2,000	$1,998,232
Series C17A, Class A1AR, (3 mo. LIBOR US + 1.030%), 3.38%, 04/30/31 (a)(d)	2,000	1,991,473
Chase Issuance Trust:
Series 2012-A4, Class A4, 1.58%, 08/15/21	12,773	12,641,634
Series 2016-A5, Class A5, 1.27%, 07/15/21	6,500	6,426,561
CIFC Funding Ltd.:
Series 2014-3A, Class C1R, (3 mo. LIBOR US + 1.900%), 4.25%, 07/22/26 (a)(d)	250	250,018
Series 2014-4A, Class A1R, (3 mo. LIBOR US + 1.380%), 3.72%, 10/17/26 (a)(d)	500	499,996
Series 2016-1A, Class E, (3 mo. LIBOR US + 6.750%), 9.10%, 10/21/28 (a)(d)	500	505,919
Series 2017-2A, Class A, (3 mo. LIBOR US + 1.240%), 3.59%, 04/20/30 (a)(d)	500	500,486
Series 2018-1A, Class A, (3 mo. LIBOR US + 1.000%), 3.16%, 04/18/31 (a)(d)	710	706,144
Citigroup Mortgage Loan Trust:
Series 2006-NC1, Class A2D, (1 mo. LIBOR US + 0.250%), 2.47%, 08/25/36 (d)	30	29,255
Series 2006-WFH4, Class M3, (1 mo. LIBOR US + 0.320%), 2.54%, 11/25/36 (d)	290	246,888
Series 2007-AHL2, Class A3C, (1 mo. LIBOR US + 0.270%), 2.49%, 05/25/37 (d)	18	13,257
Series 2007-WFH2, Class M3, (1 mo. LIBOR US + 0.470%), 2.69%, 03/25/37 (d)	5,000	4,627,839
Clear Creek CLO Ltd., Series 2015-1A,
Class ER, (3 mo. LIBOR US + 6.300%), 8.65%, 10/20/30 (a)(d)	1,000	1,009,801
Conseco Finance Corp.:
Series 1996-10, Class B1, 7.24%, 11/15/28 (c)	62	50,946
Series 1998-4, Class M1, 6.83%, 04/01/30 (c)	1,217	1,096,216
Series 1998-8, Class M1, 6.98%, 09/01/30 (c)	1,128	974,862
Conseco Finance Securitizations Corp.:
Series 2000-1, Class A5, 8.06%, 09/01/29 (c)	2,430	1,209,416
Series 2000-4, Class A6, 8.31%, 05/01/32 (c)	2,427	1,185,002
Countrywide Asset-Backed Certificates:
Series 2005-16, Class 1AF, 4.95%, 05/25/36 (c)	2,137	2,090,864
Series 2006-11, Class 3AV2, (1 mo. LIBOR US + 0.160%), 2.38%, 09/25/46 (d)	15	14,367
Series 2007-S3, Class A3, (1 mo. LIBOR US + 0.380%), 2.60%, 05/25/37 (d)	143	133,229
Countrywide Revolving Home Equity Loan Trust,
Series 2004-U, Class 2A, (1 mo. LIBOR US + 0.270%), 2.43%, 03/15/34 (d)	52	49,586
Credit-Based Asset Servicing & Securitization LLC:
Series 2006-CB2, Class AF4, 3.47%, 12/25/36 (f)	23	21,329
Series 2006-MH1, Class B1, 6.25%, 10/25/36 (a)(f)	2,900	2,924,219

20	2 0 1 8 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2018	Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Series 2006-SL1, Class A3, (1 mo. LIBOR US + 0.220%), 2.44%, 09/25/36 (a)(d)	$6,544	$995,095
Series 2007-RP1, Class A, (1 mo. LIBOR US + 0.310%), 2.53%, 05/25/46 (a)(d)	86	76,321
CSMC Trust, Series 2018-RPL8, Class A1, 4.13%, 07/25/58 (a)	4,833	4,815,471
CWHEQ Home Equity Loan Trust, Series 2006-S2, Class A3, 5.84%, 07/25/27	376	546,035
CWHEQ Revolving Home Equity Loan Resuritization Trust:
Series 2006-RES, Class 4Q1B, (1 mo. LIBOR US + 0.300%), 2.46%, 12/15/33 (a)(d)	46	42,849
Series 2006-RES, Class 5B1B, (1 mo. LIBOR US + 0.190%), 2.35%, 05/15/35 (a)(b)(d)	16	15,750
CWHEQ Revolving Home Equity Loan Trust:
Series 2006-C, Class 2A, (1 mo. LIBOR US + 0.180%), 2.34%, 05/15/36 (d)	3,896	3,759,478
Series 2006-G, Class 2A, (1 mo. LIBOR US + 0.150%), 2.31%, 10/15/36 (d)	433	406,859
Deer Creek CLO Ltd., Series 2017-1A, Class A, (3 mo. LIBOR US + 1.180%), 3.53%, 10/20/30 (a)(d)	1,000	1,000,621
Dewolf Park CLO Ltd., Series 2017-1A, Class E, (3 mo. LIBOR US + 6.200%), 8.54%, 10/15/30 (a)(d)	1,000	1,012,290
Dorchester Park CLO DAC:
Series 2015-1A, Class BR, (3 mo. LIBOR US + 1.450%), 3.80%, 04/20/28 (a)(d)	1,500	1,495,193
Series 2015-1A, Class CR, (3 mo. LIBOR US + 1.750%), 4.10%, 04/20/28 (a)(d)	500	496,302
Dryden 53 CLO Ltd., Series 2017-53A, Class A, (3 mo. LIBOR US + 1.120%), 3.46%, 01/15/31 (a)(d)	2,000	1,995,129
Dryden 64 CLO Ltd., Series 2018-64A, Class A, (3 mo. LIBOR US + 0.970%), 3.19%, 04/18/31 (a)(d)	708	702,418
Dryden Senior Loan Fund, Series 2017-47A, Class E, (3 mo. LIBOR US + 6.200%), 8.54%, 04/15/28 (a)(d)	250	252,359
Dryden XXV Senior Loan Fund, Series 2012-25A, Class ARR, (3 mo. LIBOR US + 0.900%), 3.24%, 10/15/27 (a)(d)	250	249,408
Dryden XXVIII Senior Loan Fund, Series 2013-28A, Class A1LR, (3 mo. LIBOR US + 1.200%), 3.51%, 08/15/30 (a)(d)	1,247	1,248,057
Elevation CLO Ltd.:
Series 2016-5A, Class E, (3 mo. LIBOR US + 6.950%), 9.29%, 07/15/28 (a)(d)	500	500,073
Series 2017-8A, Class A1, (3 mo. LIBOR US + 1.160%), 3.50%, 10/25/30 (a)(d)	1,100	1,099,940
First Franklin Mortgage Loan Trust:
Series 2006-FF16, Class 2A3, (1 mo. LIBOR US + 0.140%), 2.36%, 12/25/36 (d)	691	420,053
Series 2006-FF17, Class A5, (1 mo. LIBOR US + 0.150%), 2.37%, 12/25/36 (d)	3,272	2,840,158
Series 2006-FF5, Class 2A3, (1 mo. LIBOR US + 0.160%), 2.38%, 04/25/36 (d)	55	53,327
Fremont Home Loan Trust, Series 2006-3, Class 1A1, (1 mo. LIBOR US + 0.140%), 2.36%, 02/25/37 (d)	2,938	2,317,787
Galaxy XXI CLO Ltd., Series 2015-21A, Class ER, (3 mo. LIBOR US + 5.250%), 7.60%, 04/20/31 (a)(d)	500	485,876

Security	Par (000)	Value
Galaxy XXIX CLO Ltd., Series 2018-29A, Class C, (3 mo. LIBOR US + 1.680%), 3.99%, 11/15/26 (a)(d)	$1,000	$994,779
GE-WMC Asset-Backed Pass-Through Certificates, Series 2005-2, Class A2C, (1 mo. LIBOR US + 0.250%), 2.47%, 12/25/35 (d)	24	23,920
GE-WMC Mortgage Securities Trust, Series 2006-1, Class A2B, (1 mo. LIBOR US + 0.150%), 2.37%, 08/25/36 (d)	103	66,187
Gilbert Park CLO Ltd., Series 2017-1A, Class E, (3 mo. LIBOR US + 6.400%), 8.74%, 10/15/30 (a)(d)	1,000	1,021,383
GMACM Home Equity Loan Trust, Series 2006-HE1, Class A, (1 mo. LIBOR US + 0.315%), 2.53%, 11/25/36 (d)	323	348,573
GoldenTree Loan Opportunities IX Ltd.:
Series 2014-9A, Class AR2, (3 mo. LIBOR US + 1.110%), 0.00%, 10/29/29 (a)(d)	500	500,000
Series 2014-9A, Class ER2, (3 mo. LIBOR US + 5.660%), 0.00%, 10/29/29 (a)(d)	750	746,250
GoldenTree Loan Opportunities XI Ltd., Series 2015-11A, Class AR2, (3 mo. LIBOR US + 1.070%), 3.40%, 01/18/31 (a)(d)	448	447,035
Greywolf CLO IV Ltd., Series 2014-2A, Class BR, (3 mo. LIBOR US + 2.350%), 4.69%, 01/17/27 (a)(d)	500	499,372
GSAA Home Equity Trust, Series 2007-2, Class AF3, 5.92%, 03/25/37 (c)	29	10,950
GSAMP Trust:
Series 2006-FM2, Class A2B, (1 mo. LIBOR US + 0.120%), 2.34%, 09/25/36 (d)	160	78,281
Series 2007-H1, Class A1B, (1 mo. LIBOR US + 0.200%), 2.42%, 01/25/47 (d)	15	9,894
Series 2007-HS1, Class M7, (1 mo. LIBOR US + 2.250%), 4.47%, 02/25/47 (d)	3,000	2,848,635
Highbridge Loan Management Ltd.:
Series 12A-18, Class D, (3 mo. LIBOR US + 5.150%), 7.52%, 07/18/31 (a)(d)	1,120	1,090,004
Series 5X-2015, Class E, (3 mo. LIBOR US + 5.350%), 7.69%, 01/29/26 (d)	900	900,944
Series 7A-2015, Class ER, (3 mo. LIBOR US + 5.000%), 7.31%, 03/15/27 (a)(d)	1,000	992,319
Home Equity Mortgage Loan Asset-Backed Trust:
Series 2004-A, Class M2, (1 mo. LIBOR US + 2.025%), 4.24%, 07/25/34 (d)	33	32,741
Series 2007-B, Class 2A3, (1 mo. LIBOR US + 0.200%), 2.42%, 07/25/37 (d)	303	198,404
HPS Loan Management Ltd., Series 10A-16, Class C, (3 mo. LIBOR US + 3.650%), 6.00%, 01/20/28 (a)(d)	500	501,950
Invitation Homes Trust:
Series 2018-SFR1, Class F, (1 mo. LIBOR US + 2.500%), 4.66%, 03/17/37 (a)(d)	2,000	2,012,429
Series 2018-SFR2, Class E, (1 mo. LIBOR US + 2.000%), 4.16%, 06/17/37 (a)(d)	2,000	2,008,955
Series 2018-SFR2, Class F, (1 mo. LIBOR US + 2.250%), 4.41%, 06/17/37 (a)(d)	2,000	2,009,273
Series 2018-SFR3, Class E, (1 mo. LIBOR US + 2.000%), 4.16%, 07/17/37 (a)(d)	3,000	3,026,440
JP Morgan Mortgage Acquisition Trust, Series 2006-CH1, Class M7, (1 mo. LIBOR US + 0.800%), 3.02%, 07/25/36 (d)	3,498	3,235,619
Kayne CLO II Ltd., Series 2018-2A, Class A, (3 mo. LIBOR US + 1.240%), 0.00%, 10/15/31 (a)(d)	1,000	996,400

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (unaudited) (continued) September 30, 2018	Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value
KKR CLO Ltd.:
Series 12, Class A1R, (3 mo. LIBOR US + 1.050%), 3.39%, 07/15/27 (a)(d)	$2,500	$2,500,915
Series 12, Class ER, (3 mo. LIBOR US + 5.600%), 7.94%, 07/15/27 (a)(d)	1,000	1,000,117
Series 12, Class ER2, (3 mo. LIBOR US + 6.150%), 0.00%, 10/15/30 (a)(b)(d)	1,000	1,000,000
Series 22A, Class E, (3 mo. LIBOR US + 6.000%), 8.37%, 07/20/31 (a)(d)	500	491,613
LCM 26 Ltd., Series 26A, Class A1, (3 mo. LIBOR US + 1.070%), 3.42%, 01/20/31 (a)(d)	2,000	1,997,160
LCM XX LP, Series 20A, Class AR, (3 mo. LIBOR US + 1.040%), 3.38%, 10/20/27 (a)(d)	500	500,000
LCM XXI LP:
Series 21A, Class AR, (3 mo. LIBOR US + 0.880%), 3.23%, 04/20/28 (a)(d)	500	498,164
Series 21A, Class ER, (3 mo. LIBOR US + 5.750%), 8.10%, 04/20/28 (a)(d)	500	503,580
Legacy Mortgage Asset Trust, Series 2018-SL1, Class A, 4.00%, 02/25/58 (a)(c)	4,802	4,765,781
Lehman ABS Manufactured Housing Contract Trust, Series 2002-A, Class C, 0.00%, 06/15/33	1,220	985,593
Lendmark Funding Trust:
Series 2016-2A, Class B, 4.66%, 04/21/25 (a)	1,350	1,357,965
Series 2017-1A, Class A, 2.83%, 12/22/25 (a)	2,730	2,714,514
Series 2017-1A, Class B, 3.77%, 12/22/25 (a)	1,570	1,561,656
Series 2017-2A, Class A, 2.80%, 05/20/26 (a)	4,980	4,904,158
Series 2017-2A, Class B, 3.38%, 05/20/26 (a)	2,540	2,495,131
Series 2018-1A, Class C, 5.03%, 12/21/26 (a)	1,700	1,707,356
LoanCore Issuer Ltd., Series 2018-CRE1, Class A, (1 mo. LIBOR US + 1.130%), 3.29%, 05/15/28 (a)(d)	4,190	4,200,693
Long Beach Mortgage Loan Trust:
Series 2006-10, Class 2A4, (1 mo. LIBOR US + 0.220%), 2.44%, 11/25/36 (d)	3,762	1,705,980
Series 2006-2, Class 2A3, (1 mo. LIBOR US + 0.190%), 2.41%, 03/25/46 (d)	3,483	1,697,139
Series 2006-2, Class 2A4, (1 mo. LIBOR US + 0.290%), 2.51%, 03/25/46 (d)	772	378,508
Series 2006-4, Class 2A4, (1 mo. LIBOR US + 0.260%), 2.48%, 05/25/36 (d)	876	424,478
Series 2006-5, Class 2A3, (1 mo. LIBOR US + 0.150%), 2.37%, 06/25/36 (d)	4,212	2,448,422
Series 2006-7, Class 1A, (1 mo. LIBOR US + 0.155%), 2.37%, 08/25/36 (d)	5,382	3,513,547
Series 2006-7, Class 2A3, (1 mo. LIBOR US + 0.160%), 2.38%, 08/25/36 (d)	7,607	3,917,749
Series 2006-7, Class 2A4, (1 mo. LIBOR US + 0.240%), 2.46%, 08/25/36 (d)	1,755	912,075
Series 2006-8, Class 2A3, (1 mo. LIBOR US + 0.160%), 2.38%, 09/25/36 (d)	5,856	2,413,204
Series 2006-9, Class 2A2, (1 mo. LIBOR US + 0.110%), 2.33%, 10/25/36 (d)	7,671	3,316,086
Series 2006-9, Class 2A3, (1 mo. LIBOR US + 0.160%), 2.38%, 10/25/36 (d)	2,558	1,111,803
Madison Park Funding X Ltd., Series 2012-10A, Class ER, (3 mo. LIBOR US + 7.620%), 9.97%, 01/20/29 (a)(d)	500	507,297

Security	Par (000)	Value
Madison Park Funding XI Ltd., Series 2013-11A Class ER, (3 mo. LIBOR US + 6.450%), 8.80%, 07/23/29 (a)(d)	$500	$501,316
Madison Park Funding XIII Ltd.:
Series 2014-13A, Class AR2, (3 mo. LIBOR US + 0.950%), 3.29%, 04/19/30 (a)(d)	940	938,661
Series 2014-13A, Class ER, (3 mo. LIBOR US + 5.750%), 8.09%, 04/19/30 (a)(d)	1,000	1,007,121
Madison Park Funding XIV Ltd.:
Series 2014-14A, Class A2R, (3 mo. LIBOR US + 1.120%), 3.47%, 07/20/26 (a)(d)	3,250	3,249,994
Series 2014-14A, Class DR, (3 mo. LIBOR US + 3.250%), 5.60%, 07/20/26 (a)(d)	500	500,945
Madison Park Funding XV Ltd., Series 2014-15A, Class CR, (3 mo. LIBOR US + 3.450%), 5.79%, 01/27/26 (a)(d)	1,000	1,001,418
Madison Park Funding XVIII Ltd., Series 2015-18A, Class A1R, (3 mo. LIBOR US + 1.190%), 3.54%, 10/21/30 (a)(d)	1,750	1,751,314
Madison Park Funding XX Ltd., Series 2016-20A, Class ER, (3 mo. LIBOR US + 5.300%), 7.63%, 07/27/30 (a)(d)	250	245,774
Madison Park Funding XXV Ltd., Series 2017-25A, Class D, (3 mo. LIBOR US + 6.100%), 8.44%, 04/25/29 (a)(d)	1,000	1,009,329
Madison Park Funding XXVI Ltd., Series 2017-26A, Class AR, (3 mo. LIBOR US + 1.200%), 3.54%, 07/29/30 (a)(d)	1,500	1,501,202
Madison Park Funding XXX Ltd., Series 2018-30A, Class E, (3 mo. LIBOR US + 4.950%), 7.29%, 04/15/29 (a)(d)	1,000	981,273
MASTR Asset-Backed Securities Trust:
Series 2006-AM2, Class A4, (1 mo. LIBOR US + 0.260%), 2.48%, 06/25/36 (a)(d)	487	386,043
Series 2006-HE2, Class A3, (1 mo. LIBOR US + 0.150%), 2.37%, 06/25/36 (d)	1,237	704,569
Series 2007-HE1, Class A4, (1 mo. LIBOR US + 0.280%), 2.50%, 05/25/37 (d)	83	69,934
MASTR Specialized Loan Trust, Series 2006-3, Class A, (1 mo. LIBOR US + 0.260%), 2.48%, 06/25/46 (a)(d)	33	31,467
MERIT Securities Corp., Series 13, Class M2, 7.93%, 12/28/33 (f)	1,532	1,213,185
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-2, Class A2C, (1 mo. LIBOR US + 0.240%), 2.46%, 05/25/37 (d)	2,548	1,766,967
Merrill Lynch Mortgage Investors Trust, Series 2006-OPT1, Class M1, (1 mo. LIBOR US + 0.260%), 2.48%, 08/25/37 (d)	2,049	700,394
MidOcean Credit CLO III, Series 2014-3A, Class A3A2, (3 mo. LIBOR US + 0.970%), 3.02%, 04/21/31 (a)(d)	1,250	1,238,707
Mountain Hawk II CLO Ltd., Series 2013-2A, Class BR, (3 mo. LIBOR US + 1.600%), 3.95%, 07/20/24 (a)(d)	1,000	1,000,027
MP CLO VII Ltd., Series 2015-1A, Class ARR, (3 mo. LIBOR US + 1.080%), 3.23%, 10/18/28 (a)(d)	1,150	1,149,749
MP CLO VIII Ltd.:
Series 2015-2A, Class AR, (3 mo. LIBOR US + 0.910%), 3.25%, 10/28/27 (a)(d)	730	727,997

22	2 0 1 8 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2018	Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Series 2015-2A, Class ER, (3 mo. LIBOR US + 5.450%), 7.79%, 10/28/27 (a)(d)	$1,000	$999,858
Navient Private Education Loan Trust:
Series 2014-CTA, Class B, (1 mo. LIBOR US + 1.750%), 3.91%, 10/17/44 (a)(d)	2,645	2,682,695
Series 2015-CA, Class B, 3.25%, 05/15/40 (a)	1,086	1,086,002
Neuberger Berman CLO XX Ltd.:
Series 2015-20A, Class AR, (3 mo. LIBOR US + 0.800%), 3.14%, 01/15/28 (a)(d)	525	522,920
Series 2015-20A, Class DR, (3 mo. LIBOR US + 2.400%), 4.74%, 01/15/28 (a)(d)	1,000	987,601
Series 2015-20A, Class ER, (3 mo. LIBOR US + 5.000%), 7.34%, 01/15/28 (a)(d)	1,000	1,000,735
Neuberger Berman Loan Advisers CLO Ltd.:
Series 2017-26A, Class A, (3 mo. LIBOR US + 1.170%), 3.50%, 10/18/30 (a)(d)	1,050	1,051,242
Series 2018-28A, Class E, (3 mo. LIBOR US + 5.600%), 7.66%, 04/20/30 (a)(d)	750	729,086
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2006-S5, Class A1, (1 mo. LIBOR US + 0.400%), 2.62%, 10/25/36 (a)(d)	718	641,350
Oak Hill Credit Partners IX Ltd., Series 2013-9A, Class DR, (3 mo. LIBOR US + 3.300%), 5.65%, 10/20/25 (a)(d)	750	751,418
Oak Hill Credit Partners X Ltd., Series 2014-10A, Class DR, (3 mo. LIBOR US + 3.250%), 5.60%, 07/20/26 (a)(d)	1,000	1,000,542
Oak Hill Credit Partners XI Ltd., Series 2015-11A, Class E, (3 mo. LIBOR US + 6.700%), 9.05%, 10/20/28 (a)(d)	500	501,541
Oakwood Mortgage Investors, Inc.:
Series 2001-D, Class A2, 5.26%, 01/15/19 (c)	44	33,683
Series 2002-A, Class M1, 7.76%, 03/15/32 (c)	2,180	1,877,269
Series 2002-C, Class M1, 6.89%, 11/15/32 (c)	2,457	2,060,502
OCP CLO Ltd.:
Series 2014-5A, Class A1R, (3 mo. LIBOR US + 1.080%), 3.41%, 04/26/31 (a)(d)	450	447,632
Series 2016-12A, Class A1, (3 mo. LIBOR US + 1.570%), 3.90%, 10/18/28 (a)(d)	1,000	999,982
Series 2016-12A, Class C, (3 mo. LIBOR US + 4.150%), 6.48%, 10/18/28 (a)(d)	1,000	1,000,007
Series 2016-12A, Class D, (3 mo. LIBOR US + 6.100%), 8.43%, 10/18/28 (a)(d)	1,000	999,946
Octagon Investment Partners 18-R Ltd., Series 2018-18A, Class A1A, (3 mo. LIBOR US + 0.960%), 3.30%, 04/16/31 (a)(d)	2,000	1,984,842
Octagon Investment Partners 24 Ltd., Series 2015-1A, Class A1R, (3 mo. LIBOR US + 0.900%), 3.21%, 05/21/27 (a)(d)	500	499,956
Octagon Investment Partners 30 Ltd., Series 2017-1A, Class D, (3 mo. LIBOR US + 6.200%), 8.55%, 03/17/30 (a)(d)	540	545,257
Octagon Investment Partners 33 Ltd., Series 2017-1A, Class A1, (3 mo. LIBOR US + 1.190%), 3.54%, 01/20/31 (a)(d)	1,000	999,898
Octagon Investment Partners XVII Ltd., Series 2013-1A, Class A1R2, (3 mo. LIBOR US + 1.000%), 3.34%, 01/25/31 (a)(d)	750	746,139
Octagon Investment Partners XXI Ltd., Series 2014-1A, Class D, (3 mo. LIBOR US + 6.600%), 8.92%, 11/14/26 (a)(d)	250	250,748

Security	Par (000)	Value
Octagon Investment Partners XXIII Ltd., Series 2015-1A, Class CR, (3 mo. LIBOR US + 1.850%), 4.19%, 07/15/27 (a)(d)	$1,000	$993,685
OFSI Fund VI Ltd., Series 2014-6A, Class A2R, (3 mo. LIBOR US + 1.130%), 3.47%, 03/20/25 (a)(d)	2,500	2,494,122
OHA Credit Partners XIII Ltd., Series 2016-13A, Class E, (3 mo. LIBOR US + 7.150%), 9.50%, 01/21/30 (a)(d)	1,000	1,013,130
OHA Loan Funding Ltd.:
Series 2013-2A, Class AR, (3 mo. LIBOR US + 1.040%), 3.35%, 05/23/31 (a)(d)	770	765,726
Series 2016-1A, Class D, (3 mo. LIBOR US + 3.750%), 6.10%, 01/20/28 (a)(d)	2,000	2,012,547
OneMain Financial Issuance Trust:
Series 2015-1A, Class A, 3.19%, 03/18/26 (a)	722	723,216
Series 2015-1A, Class C, 5.12%, 03/18/26 (a)	3,500	3,544,582
Series 2015-2A, Class A, 2.57%, 07/18/25 (a)	31	31,318
Series 2015-2A, Class C, 4.32%, 07/18/25 (a)	2,000	2,008,237
Series 2016-1A, Class A, 3.66%, 02/20/29 (a)	2,600	2,607,953
Series 2016-1A, Class B, 4.57%, 02/20/29 (a)	3,500	3,531,508
Series 2016-2A, Class A, 4.10%, 03/20/28 (a)	1,355	1,362,442
Option One Mortgage Loan Trust:
Series 2007-FXD1, Class 1A1, 5.87%, 01/25/37 (f)	5,203	4,882,860
Series 2007-FXD1, Class 2A1, 5.87%, 01/25/37 (f)	4,550	4,279,655
OZLM Funding II Ltd., Series 2012-2A, Class DR2, (3 mo. LIBOR US + 5.900%), 0.00%, 07/30/31 (a)(d)	300	293,401
OZLM Funding III Ltd., Series 2013-3A, Class BR, (3 mo. LIBOR US + 3.000%), 5.35%, 01/22/29 (a)(d)	500	502,158
OZLM Funding IV Ltd.:
Series 2013-4A, Class A1R, (3 mo. LIBOR US + 1.250%), 3.60%, 10/22/30 (a)(d)	500	500,650
Series 2013-4A, Class A2R, (3 mo. LIBOR US + 1.700%), 4.05%, 10/22/30 (a)(d)	500	500,513
OZLM IX Ltd., Series 2014-9A, Class CR, (3 mo. LIBOR US + 3.550%), 5.90%, 01/20/27 (a)(d)	1,500	1,501,535
OZLM VIII Ltd., Series 2014-8A, Class BR, (3 mo. LIBOR US + 2.250%), 4.59%, 10/17/26 (a)(d)	500	500,348
OZLM XIV Ltd.:
Series 2015-14A, Class A2AR, (3 mo. LIBOR US + 1.700%), 4.04%, 01/15/29 (a)(d)	4,000	4,006,901
Series 2015-14A, Class B1R, (3 mo. LIBOR US + 2.100%), 4.44%, 01/15/29 (a)(d)	1,500	1,500,084
Series 2015-14A, Class CR, (3 mo. LIBOR US + 3.000%), 5.34%, 01/15/29 (a)(d)	1,000	999,224
Series 2015-14A, Class DR, (3 mo. LIBOR US + 5.800%), 8.14%, 01/15/29 (a)(d)	1,375	1,376,731
OZLM XV Ltd., Series 2016-15A, Class A1, (3 mo. LIBOR US + 1.490%), 3.84%, 01/20/29 (a)(d)	500	500,727

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (unaudited) (continued) September 30, 2018	Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value
OZLM XX Ltd., Series 2018-20A, Class D, (3 mo. LIBOR US + 5.800%), 7.96%, 04/20/31 (a)(d)	$1,000	$1,000,489
Palmer Square CLO Ltd.:
Series 2013-2A, Class BR, (3 mo. LIBOR US + 2.250%), 4.59%, 10/17/27 (a)(d)	1,000	1,000,320
Series 2014-1A, Class A1R2, (3 mo. LIBOR US + 1.130%), 3.47%, 01/17/31 (a)(d)	1,000	998,398
Series 2014-1A, Class CR2, (3 mo. LIBOR US + 2.650%), 4.99%, 01/17/31 (a)(d)	400	389,399
Series 2018-2A, Class D, (3 mo. LIBOR US + 5.600%), 7.86%, 07/16/31 (a)(d)	500	492,058
Palmer Square Loan Funding Ltd.:
Series 2018-4A, Class A1, (3 mo. LIBOR US + 0.900%), 0.00%, 11/15/26 (a)(b)(d)	250	250,000
Series 2018-4A, Class B, (3 mo. LIBOR US + 1.900%), 0.00%, 11/15/26 (a)(d)	1,000	1,000,000
Parallel Ltd.:
Series 2015-1A, Class AR, (3 mo. LIBOR US + 0.850%), 3.20%, 07/20/27 (a)(d)	1,000	995,670
Series 2015-1A, Class C1R, (3 mo. LIBOR US + 1.750%), 4.10%, 07/20/27 (a)(d)	1,000	986,394
Park Avenue Institutional Advisers CLO Ltd.:
Series 2016-1A, Class DR, (3 mo. LIBOR US + 5.850%), 8.16%, 08/23/31 (a)(d)	1,500	1,450,356
Series 2017-1A, Class D, (3 mo. LIBOR US + 6.220%), 8.54%, 11/14/29 (a)(d)	2,250	2,271,327
PFS Financing Corp., Series 2017-AA, Class B, (1 mo. LIBOR US + 0.950%), 3.01%, 03/15/21 (a)(d)	3,000	2,998,561
Preston Ridge Partners Mortgage LLC,
Series 2017-1A, Class A1, 4.25%, 01/25/22 (a)(f)	346	345,718
Pretium Mortgage Credit Partners I LLC:
Series 2017-NPL2, Class A1, 3.25%, 03/28/57 (a)(f)	1,302	1,295,857
Series 2017-NPL3, Class A1, 3.25%, 06/29/32 (a)(f)	1,062	1,054,473
Progress Residential Trust:
Series 2016-SFR2, Class A, (1 mo. LIBOR US + 1.400%), 3.56%, 01/17/34 (a)(d)	3,996	4,002,287
Series 2016-SFR2, Class E, (1 mo. LIBOR US + 3.550%), 5.71%, 01/17/34 (a)(d)	200	201,510
Series 2017-SFR1, Class A, 2.77%, 08/17/34 (a)	1,435	1,383,756
Series 2018-SFR2, Class E, 4.66%, 08/17/35 (a)	4,000	3,982,717
Series 2018-SFR3, Class E, 4.87%, 10/17/35 (a)	5,000	4,999,867
RAMP Trust, Series 2007-RS1, Class A3, (1 mo. LIBOR US + 0.170%), 2.39%, 02/25/37 (d)	3,265	1,765,055
Regatta V Funding Ltd., Series 2014-1A, Class BR, (3 mo. LIBOR US + 2.300%), 4.64%, 10/25/26 (a)(d)	250	249,996
Rockford Tower CLO Ltd.:
Series 2017-1A, Class A, (3 mo. LIBOR US + 1.370%), 3.71%, 04/15/29 (a)(d)	1,500	1,502,700
Series 2017-1A, Class D, (3 mo. LIBOR US + 3.250%), 5.59%, 04/15/29 (a)(d)	1,000	1,003,574
Series 2017-1A, Class E, (3 mo. LIBOR US + 5.400%), 7.74%, 04/15/29 (a)(d)	2,350	2,356,051
Series 2017-2A, Class B, (3 mo. LIBOR US + 1.750%), 4.09%, 10/15/29 (a)(d)	1,250	1,249,869

Security	Par (000)	Value
Series 2017-2A, Class C, (3 mo. LIBOR US + 2.300%), 4.64%, 10/15/29 (a)(d)	$1,000	$1,008,128
Series 2017-2A, Class D, (3 mo. LIBOR US + 3.450%), 5.79%, 10/15/29 (a)(d)	1,000	1,003,574
Series 2017-2A, Class E, (3 mo. LIBOR US + 6.080%), 8.42%, 10/15/29 (a)(d)	1,000	1,007,421
Series 2017-3A, Class A, (3 mo. LIBOR US + 1.190%), 3.54%, 10/20/30 (a)(d)	2,144	2,144,898
Series 2017-3A, Class E, (3 mo. LIBOR US + 5.750%), 8.10%, 10/20/30 (a)(d)	2,250	2,164,768
Series 2018-1A, Class E, (3 mo. LIBOR US + 5.850%), 8.11%, 05/20/31 (a)(d)	1,000	967,440
Series 2018-2A, Class E, (3 mo. LIBOR US + 6.000%), 8.43%, 10/20/31 (a)(d)	1,000	976,948
Romark WM-R Ltd., Series 2018-1A, Class A1, (3 mo. LIBOR US + 1.030%), 3.38%, 04/20/31 (a)(d)	1,250	1,242,666
RR 3 Ltd., Series 2018-3A, Class A1R2, (3 mo. LIBOR US + 1.090%), 3.43%, 01/15/30 (a)(d)	1,000	998,563
Seneca Park CLO Ltd., Series 2014-1A, Class D, (3 mo. LIBOR US + 3.500%), 5.84%, 07/17/26 (a)(d)	250	250,174
Shackleton CLO Ltd.:
Series 2013-3A, Class AR, (3 mo. LIBOR US + 1.120%), 3.46%, 07/15/30 (a)(d)	1,000	995,994
Series 2013-3A, Class DR, (3 mo. LIBOR US + 3.020%), 5.36%, 07/15/30 (a)(d)	500	494,296
Silver Creek CLO Ltd., Series 2014-1A, Class AR, (3 mo. LIBOR US + 1.240%), 3.59%, 07/20/30 (a)(d)	1,500	1,501,618
SLM Private Credit Student Loan Trust:
Series 2004-A, Class B, (3 mo. LIBOR US + 0.580%), 2.91%, 06/15/33 (d)	1,195	1,193,624
Series 2005-B, Class B, (3 mo. LIBOR US + 0.400%), 2.73%, 06/15/39 (d)	2,862	2,824,369
Series 2005-B, Class C, (3 mo. LIBOR US + 0.700%), 3.03%, 06/15/39 (d)	1,111	1,104,123
Series 2006-BW, Class A5, (3 mo. LIBOR US + 0.200%), 2.53%, 12/15/39 (d)	3,952	3,893,865
SLM Private Education Loan Trust:
Series 2013-A, Class A2B, (1 mo. LIBOR US + 1.050%), 3.21%, 05/17/27 (a)(d)	795	796,452
Series 2013-B, Class B, 3.00%, 05/16/44 (a)	2,500	2,487,361
Series 2013-C, Class B, 3.50%, 06/15/44 (a)	1,000	997,515
Series 2014-A, Class B, 3.50%, 11/15/44 (a)	2,405	2,385,635
SMB Private Education Loan Trust:
Series 2015-C, Class B, 3.50%, 09/15/43 (a)	1,495	1,471,275
Series 2017-A, Class A2B, (1 mo. LIBOR US + 0.900%), 3.06%, 09/15/34 (a)(d)	5,000	5,032,258
Series 2017-B, Class A2A, 2.82%, 10/15/35 (a)	1,960	1,896,169
Series 2017-B, Class A2B, (1 mo. LIBOR US + 0.750%), 2.91%, 10/15/35 (a)(d)	3,670	3,681,621
Series 2018-A, Class A2B, (1 mo. LIBOR US + 0.800%), 2.96%, 02/15/36 (a)(d)	5,000	5,019,652
Sound Point CLO VII Ltd., Series 2014-3A, Class AR, (3 mo. LIBOR US + 1.300%), 3.65%, 01/23/27 (a)(d)	250	249,998

24	2 0 1 8 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2018	Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Sound Point CLO X Ltd., Series 2015-3A, Class ER, (3 mo. LIBOR US + 5.250%), 7.60%, 01/20/28 (a)(d)	$750	$751,075
Sound Point CLO XI Ltd.:
Series 2016-1A, Class A, (3 mo. LIBOR US + 1.650%), 4.00%, 07/20/28 (a)(d)	250	250,125
Series 2016-1A, Class E, (3 mo. LIBOR US + 6.950%), 9.30%, 07/20/28 (a)(d)	500	501,629
Sound Point CLO XII Ltd., Series 2016-2A, Class A, (3 mo. LIBOR US + 1.660%), 4.01%, 10/20/28 (a)(d)	250	250,119
Sound Point CLO XIV Ltd., Series 2016-3A, Class E, (3 mo. LIBOR US + 6.650%), 9.00%, 01/23/29 (a)(d)	1,000	1,011,624
Sound Point CLO XV Ltd., Series 2017-1A, Class A, (3 mo. LIBOR US + 1.390%), 3.74%, 01/23/29 (a)(d)	1,500	1,502,884
Soundview Home Loan Trust,
Series 2004-WMC1, Class M2, (1 mo. LIBOR US + 0.795%), 3.01%, 01/25/35 (d)	165	155,829
SpringCastle America Funding LLC, Series 2016-AA, Class A, 3.05%, 04/25/29 (a)	1,390	1,384,143
Springleaf Funding Trust:
Series 2015-AA, Class A, 3.16%, 11/15/24 (a)	845	844,964
Series 2015-AA, Class B, 3.62%, 11/15/24 (a)	250	249,295
Series 2016-AA, Class A, 2.90%, 11/15/29 (a)	425	423,848
Series 2016-AA, Class B, 3.80%, 11/15/29 (a)	3,500	3,487,148
Stanwich Mortgage Loan Co. LLC:
Series 2016-NPL2, Class NOTE, 3.72%, 08/16/46 (a)(b)(f)	701	696,659
Series 2017-NPB1, Class A1, 3.60%, 05/17/22 (a)(b)(f)	1,237	1,230,966
Steele Creek CLO Ltd., Series 2017-1A, Class A, (3 mo. LIBOR US + 1.250%), 3.59%, 01/15/30 (a)(d)	1,000	1,000,705
Stewart Park CLO Ltd., Series 2015-1A, Class CR, (3 mo. LIBOR US + 1.800%), 4.14%, 01/15/30 (a)(d)	1,000	986,653
Symphony CLO XII Ltd., Series 2013-12A, Class AR, (3 mo. LIBOR US + 1.030%), 3.37%, 10/15/25 (a)(d)	732	732,368
Symphony CLO XIX Ltd., Series 2018-19A, Class A, (3 mo. LIBOR US + 0.960%), 3.30%, 04/16/31 (a)(d)	500	496,457
Symphony CLO XVII Ltd., Series 2016-17A, Class AR, (3 mo. LIBOR US + 0.880%), 3.22%, 04/15/28 (a)(d)	1,000	996,680
TCI-Flatiron CLO Ltd., Series 2017-1A, Class A, (3 mo. LIBOR US + 1.200%), 3.51%, 11/17/30 (a)(d)	1,000	1,001,218
Thacher Park CLO Ltd., Series 2014-1A, Class D1R, (3 mo. LIBOR US + 3.400%), 5.75%, 10/20/26 (a)(d)	1,000	1,001,056
THL Credit Wind River CLO Ltd.:
Series 2014-3A, Class AR, (3 mo. LIBOR US + 1.100%), 3.45%, 01/22/27 (a)(d)	1,000	1,000,051
Series 2016-1A, Class AR, (3 mo. LIBOR US + 1.050%), 3.40%, 07/15/28 (d)	2,000	1,999,618
TICP CLO VI Ltd., Series 2016-6A, Class E, (3 mo. LIBOR US + 6.550%), 8.89%, 01/15/29 (a)(d)	500	503,252

Security	Par (000)	Value
TICP CLO VII Ltd., Series 2017-7A, Class E, (3 mo. LIBOR US + 6.510%), 8.85%, 07/15/29 (a)(d)	$1,500	$1,517,916
Tricon American Homes Trust:
Series 2017-SFR2, Class F, 5.10%, 01/17/36 (a)	4,000	4,027,789
Series 2018-SFR1, Class E, 4.56%, 05/17/37 (a)	2,000	1,966,032
Venture CLO Ltd., Series 2018-32A, Class A2A, (3 mo. LIBOR US + 1.070%), 3.40%, 07/15/31 (a)(d)	1,250	1,244,765
Venture XXVI CLO Ltd., Series 2017-26A, Class D, (3 mo. LIBOR US + 4.250%), 6.60%, 01/20/29 (a)(d)	500	505,653
Vibrant CLO IV Ltd., Series 2016-4A, Class D, (3 mo. LIBOR US + 4.500%), 6.85%, 07/20/28 (a)(d)	1,000	1,006,746
Vibrant CLO V Ltd., Series 2016-5A, Class A, (3 mo. LIBOR US + 1.550%), 3.90%, 01/20/29 (a)(d)	500	501,682
Vibrant CLO VII Ltd., Series 2017-7A, Class A1, (3 mo. LIBOR US + 1.270%), 3.62%, 09/15/30 (a)(d)	1,000	1,000,347
Voya CLO Ltd.:
Series 2013-2A, Class A1R, (3 mo. LIBOR US + 0.970%), 3.31%, 04/25/31 (a)(d)	1,000	993,025
Series 2014-3A, Class A1R, (3 mo. LIBOR US + 0.720%), 3.06%, 07/25/26 (a)(d)	1,000	995,767
Series 2015-1A, Class A1R, (3 mo. LIBOR US + 0.900%), 3.23%, 01/18/29 (a)(d)	250	249,177
Series 2017-4A, Class A1, (3 mo. LIBOR US + 1.130%), 3.47%, 10/15/30 (a)(d)	1,000	1,000,197
WaMu Asset-Backed Certificates Trust:
Series 2007-HE2, Class 2A3, (1 mo. LIBOR US + 0.250%), 2.47%, 04/25/37 (d)	965	518,714
Series 2007-HE2, Class 2A4, (1 mo. LIBOR US + 0.360%), 2.58%, 04/25/37 (d)	104	56,485
Washington Mutual Asset-Backed Certificates Trust:
Series 2006-HE4, Class 2A2, (1 mo. LIBOR US + 0.180%), 2.40%, 09/25/36 (d)	277	137,884
Series 2006-HE5, Class 1A, (1 mo. LIBOR US + 0.155%), 2.37%, 10/25/36 (d)	113	97,177
Wellfleet CLO Ltd.:
Series 2017-1A, Class A1, (3 mo. LIBOR US + 1.320%), 3.67%, 04/20/29 (a)(d)	1,500	1,502,333
Series 2017-3A, Class A1, (3 mo. LIBOR US + 1.150%), 3.49%, 01/17/31 (a)(d)	1,525	1,522,466
Westcott Park CLO Ltd.:
Series 2016-1A, Class D, (3 mo. LIBOR US + 4.350%), 6.70%, 07/20/28 (a)(d)	500	505,263
Series 2016-1A, Class E, (3 mo. LIBOR US + 7.200%), 9.55%, 07/20/28 (a)(d)	1,500	1,523,333
World Financial Network Credit Card Master Trust, Series 2012-C, Class C, 4.55%, 08/15/22	460	460,267
York CLO-2 Ltd.:
Series 2015-1A, Class AR, (3 mo. LIBOR US + 1.150%), 3.50%, 01/22/31 (a)(d)	1,220	1,218,808
Series 2015-1A, Class ER, (3 mo. LIBOR US + 5.650%), 8.00%, 01/22/31 (a)(d)	1,000	955,052

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (unaudited) (continued) September 30, 2018	Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value
York CLO-3 Ltd., Series 2016-1A, Class AR, (3 mo. LIBOR US + 1.250%), 3.60%, 10/20/29 (a)(d)	$1,000	$1,001,367

Total Asset-Backed Securities — 61.4% (Cost: $515,706,337)		510,179,756

Corporate Bonds — 0.0%

Banks — 0.0%
Washington Mutual Escrow Bonds :
0.00% (b)(g)(h)(i)	250	—
0.00% (b)(g)(h)(i)	500	—

Insurance — 0.0%
Ambac Assurance Corp., 5.10%, 06/07/20 (a)	58	78,674
Ambac LSNI LLC, (3 mo. LIBOR US + 5.000%), 7.40%, 02/12/23 (a)(d)	263	265,605

Total Corporate Bonds — 0.0% (Cost: $343,208)		344,279

Floating Rate Loan Interests — 2.9%

Banks — 0.5%
Goldman Sachs Bank USA:
Term Loan B (Carval), (3 mo. LIBOR US + 1.750%, 0.25% Floor), 4.09%, 12/29/18 (d)	1,258	1,258,125
Term Loan B (MFA), (3 mo. LIBOR US + 0.000%, 0.25% Floor), 4.32%, 12/29/18 (d)	2,771	2,771,079

		4,029,204
Capital Markets — 0.7%
LSTAR Securities Investment Ltd., Term Loan, (1 mo. LIBOR US + 2.000%), 4.11%, 04/01/21 (b)(d)	5,594	5,574,344

Diversified Financial Services — 0.2%
Goldman Sachs Lending Partners LLC:
Term Loan A (Carval), (3 mo. LIBOR US + 1.750%, 0.25% Floor), 4.09%, 12/29/18 (d)	712	712,313
Term Loan A (MFA), (3 mo. LIBOR US + 0.000%, 0.25% Floor), 4.32%, 12/29/18 (d)	1,121	1,121,214

		1,833,527
Mortgage Real Estate Investment Trusts (REITs) — 0.6%
Chimera Special Holding LLC, Term Loan, (1 mo. LIBOR US + 2.000%), 4.11%, 10/06/19 (b)(d)	5,460	5,459,642

Thrifts & Mortgage Finance — 0.9%
Caliber Home Loans, Inc., 2018 Revolver, (3 mo. LIBOR US + 3.140%), 5.24%, 04/24/21 (d)	3,328	3,328,000
Roundpoint Mortgage Servicing Corp., Closing Date Term Loan, (3 mo. LIBOR US + 3.375%), 3.38%, 08/27/20 (d)	3,817	3,817,000

		7,145,000
Total Floating Rate Loan Interests — 2.9% (Cost: $24,044,670)		24,041,717

Security	Par (000)	Value
Non-Agency Mortgage-Backed Securities — 31.4%

Collateralized Mortgage Obligations — 8.9%
American Home Mortgage Assets Trust:
Series 2006-4, Class 1A12, (1 mo. LIBOR US + 0.210%), 2.43%, 10/25/46 (d)	$154	$115,304
Series 2006-5, Class A1, (12 mo. Federal Reserve Cumulative Average US + 0.920%), 2.77%, 11/25/46 (d)	1,188	673,348
Series 2007-1, Class A1, (12 mo. Federal Reserve Cumulative Average US + 0.700%), 2.55%, 02/25/47 (d)	45	29,817
APS Resecuritization Trust:
Series 2016-3, Class 3A, (1 mo. LIBOR US + 2.850%), 5.07%, 09/27/46 (a)(b)(d)	566	574,477
Series 2016-3, Class 4A, (1 mo. LIBOR US + 2.600%), 4.82%, 04/27/47 (a)(b)(d)	147	144,508
ARI Investments LLC, Series 2017-1, Class A, 4.98%, 01/06/25 (b)(c)	692	691,601
Banc of America Funding Trust:
Series 2014-R2, Class 1C, 0.00%, 11/26/36 (a)(b)(c)	379	75,801
Series 2016-R2, Class 1A1, 4.70%, 05/01/33 (a)(b)(c)	525	538,481
BCAP LLC Trust, Series 2011-RR4, Class 3A6, 3.85%, 07/26/36 (a)(c)	2,813	2,732,777
Bear Stearns Asset-Backed Securities I Trust,
Series 2006-AC1, Class 1A2, 6.25%, 02/25/36 (f)	250	220,638
Bear Stearns Mortgage Funding Trust:
Series 2006-SL1, Class A1, (1 mo. LIBOR US + 0.280%), 2.50%, 08/25/36 (d)	1,920	1,920,735
Series 2007-AR2, Class A1, (1 mo. LIBOR US + 0.170%), 2.39%, 03/25/37 (d)	484	442,093
Series 2007-AR4, Class 2A1, (1 mo. LIBOR US + 0.210%), 2.43%, 06/25/37 (d)	44	42,486
Chase Mortgage Finance Trust, Series 2007-S6, Class 1A1, 6.00%, 12/25/37	13,742	10,517,700
CHL Mortgage Pass-Through Trust,
Series 2005-J2, Class 2A4, (1 mo. LIBOR US + 1.400%), 3.62%, 08/25/35 (d)	1,477	1,282,121
CIM Trust, Series 2017-6, Class A1, 3.02%, 06/25/57 (a)(c)	3,316	3,244,249
Citicorp Mortgage Securities Trust:
Series 2007-9, Class 1A1, 6.25%, 12/25/37	4,329	3,846,501
Series 2008-2, Class 1A1, 6.50%, 06/25/38	606	523,142
Countrywide Alternative Loan Trust:
Series 2005-22T1, Class A1, (1 mo. LIBOR US + 0.350%), 2.57%, 06/25/35 (d)	1,915	1,733,103
Series 2005-51, Class 3A3A, (1 mo. LIBOR US + 0.320%), 2.49%, 11/20/35 (d)	899	844,489
Series 2005-72, Class A3, (1 mo. LIBOR US + 0.600%), 2.82%, 01/25/36 (d)	664	577,129
Series 2005-76, Class 2A1, (12 mo. Federal Reserve Cumulative Average US + 1.000%), 2.85%, 02/25/36 (d)	842	776,337
Series 2006-11CB, Class 3A1, 6.50%, 05/25/36	1,060	838,388

26	2 0 1 8 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2018	Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Collateralized Mortgage Obligations (continued)
Series 2006-OC10, Class 2A3, (1 mo. LIBOR US + 0.230%), 2.45%, 11/25/36 (d)	$172	$135,155
Series 2006-OC7, Class 2A3, (1 mo. LIBOR US + 0.250%), 2.47%, 07/25/46 (d)	2,406	1,921,626
Series 2007-3T1, Class 1A1, 6.00%, 04/25/37	1,924	1,421,366
Series 2007-9T1, Class 1A1, 6.00%, 05/25/37	286	208,269
Series 2007-OA2, Class 1A1, (12 mo. Federal Reserve Cumulative Average US + 0.840%), 2.69%, 03/25/47 (d)	389	326,430
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2007-15, Class 2A2, 6.50%, 09/25/37	973	742,125
Credit Suisse Mortgage Trust:
Series 2007-5, Class 1A11, 7.00%, 08/25/37 (c)	2,455	1,918,131
Series 2009-12R, Class 3A1, 6.50%, 10/27/37 (a)	39	23,736
Series 2009-5R, Class 4A4, 3.73%, 06/25/36 (a)(c)	1,900	1,760,448
Series 2014-9R, Class 9A1, (1 mo. LIBOR US + 0.120%), 2.18%, 08/27/36 (a)(b)(d)	188	165,694
Series 2017-1, Class A, 4.50%, 03/25/21 (a)	616	622,192
Deutsche Alt-B Securities Mortgage Loan Trust,
Series 2006-AB3, Class A8, 6.36%, 07/25/36 (c)	35	30,764
GreenPoint Mortgage Funding Trust, Series 2006-AR2, Class 4A1, (12 mo. Federal Reserve Cumulative Average US + 2.000%), 3.85%, 03/25/36 (d)	34	32,111
GSMPS Mortgage Loan Trust:
Series 2005-RP2, Class 1AF, (1 mo. LIBOR US + 0.350%), 2.57%, 03/25/35 (a)(d)	99	92,792
Series 2006-RP1, Class 1AF1, (1 mo. LIBOR US + 0.350%), 2.57%, 01/25/36 (a)(d)	77	68,052
GSR Mortgage Loan Trust, Series 2006-AR2, Class 3A1, 3.91%, 04/25/36 (c)	3,050	2,729,050
HarborView Mortgage Loan Trust, Series 2007-3, Class 2A1B, (1 mo. LIBOR US + 0.230%), 2.40%, 05/19/47 (d)	2,271	1,842,881
IndyMac INDX Mortgage Loan Trust,
Series 2007-AR19, Class 3A1, 3.72%, 09/25/37 (c)	360	254,594
Lehman XS Trust, Series 2007-20N, Class A1, (1 mo. LIBOR US + 1.150%), 3.37%, 12/25/37 (d)	65	60,501
LSTAR Securities Investment Ltd.:
Series 2017-9, Class A, (1 mo. LIBOR US + 1.550%), 3.63%, 12/01/22 (a)(d)	550	550,229
Series 2018-1, Class A, (1 mo. LIBOR US + 1.550%), 3.81%, 02/01/23 (a)(d)	1,041	1,044,151
LSTAR Securities Investment Ltd. LLC, Series 2017-8, Class A, (1 mo. LIBOR US + 1.650%), 3.91%, 11/01/22 (a)(d)	1,547	1,547,467
MASTR Reperforming Loan Trust,
Series 2006-2, Class 1A1, 4.39%, 05/25/36 (a)(c)	1,871	1,695,075
Mastr Resecuritization Trust, Series 2008-1, Class A1, 6.00%, 09/27/37 (a)(c)	1,739	1,624,440

Security	Par (000)	Value
Collateralized Mortgage Obligations (continued)
MCM:
Series 18-NPL1, Class A, 4.00%, 06/25/58 (a)(b)(d)	$2,284	$2,284,388
Series 18-NPL1, Class B, 0.00%, 06/25/58 (a)(b)(d)	2,730	682,500
Mortgage Loan Resecuritization Trust, Series 2009-RS1, Class A85, (1 mo. LIBOR US + 0.340%), 2.44%, 04/16/36 (a)(d)	423	360,708
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2007-2, Class A4, (1 mo. LIBOR US + 0.420%), 2.64%, 04/25/47 (d)	1,141	977,003
Nomura Resecuritization Trust, Series 2014-3R, Class 3A9, 2.58%, 11/26/35 (a)(c)	86	84,484
OBX Trust, Series 2018-EXP1, Class 1A3, 4.00%, 04/25/48 (a)(c)	4,852	4,836,527
Reperforming Loan REMIC Trust:
Series 2005-R2, Class 1AF1, (1 mo. LIBOR US + 0.340%), 2.56%, 06/25/35 (a)(d)	172	165,424
Series 2005-R3, Class AF, (1 mo. LIBOR US + 0.400%), 2.62%, 09/25/35 (a)(d)	1,237	1,144,397
Seasoned Credit Risk Transfer Trust, Series 2018-1, Class M, 4.75%, 05/25/57 (c)	1,000	977,105
Sequoia Mortgage Trust, Series 2017-CH1, Class A2, 3.50%, 08/25/47 (a)(c)	1,681	1,656,879
STACR Trust:
Series 2018-DNA2, Class M2, (1 mo. LIBOR US + 2.150%), 4.37%, 12/25/30 (a)(d)	1,500	1,513,565
Series 2018-HRP1, Class M2, (1 mo. LIBOR US + 1.650%), 3.87%, 04/25/43 (a)(d)	2,483	2,512,401
Structured Asset Mortgage Investments II Trust, Series 2006-AR5, Class 2A1, (1 mo. LIBOR US + 0.210%), 2.43%, 05/25/46 (d)	59	50,640
Structured Asset Securities Corp., Series 2005-RF3, Class 1A, (1 mo. LIBOR US + 0.350%), 2.57%, 06/25/35 (a)(d)	1,411	1,270,194
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-RF4, Class 2A1, 6.00%, 10/25/36 (a)	73	61,180
SunTrust Acquisition Closed-End Seconds Trust, Series 2007-1, Class A, (1 mo. LIBOR US + 0.320%), 2.54%, 04/25/37 (d)	315	306,328
WaMu Mortgage Pass-Through Certificates Trust, Series 2005-AR2, Class B1, (1 mo. LIBOR US + 0.530%), 2.75%, 01/25/45 (d)	1,435	944,009
Washington Mutual Mortgage Pass-Through Certificates Trust:
Series 2006-4, Class 1A1, 6.00%, 04/25/36	397	364,619
Series 2006-4, Class 3A1, 6.50%, 05/25/36 (f)	202	176,207

		73,571,062
Commercial Mortgage-Backed Securities — 21.0%
245 Park Avenue Trust, Series 2017-245P, Class E, 3.78%, 06/05/37 (a)(c)	1,730	1,539,419
280 Park Avenue Mortgage Trust, Series 2017-280P, Class E, (1 mo. LIBOR US + 2.119%), 4.28%, 09/15/34 (a)(d)	3,410	3,416,395
Americold LLC, Series 2010-ARTA, Class C, 6.81%, 01/14/29 (a)	500	524,969

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (unaudited) (continued) September 30, 2018	Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Ashford Hospitality Trust, Series 2018-ASHF, Class D, (1 mo. LIBOR US + 2.100%), 4.26%, 04/15/35 (a)(d)	$3,000	$3,010,758
Aventura Mall Trust, Series 2013-AVM, Class E, 3.87%, 12/05/32 (a)(c)	280	283,691
Banc of America Commercial Mortgage Trust, Series 2007-1, Class AMFX, 5.48%, 01/15/49 (c)	13	13,317
Banc of America Merrill Lynch Commercial Mortgage Securities Trust:
Series 2015-200P, Class F, 3.72%, 04/14/33 (a)(c)	894	828,472
Series 2016-ISQ, Class E, 3.73%, 08/14/34 (a)(c)	300	268,841
Series 2017-SCH, Class DL, (1 mo. LIBOR US + 2.000%), 4.16%, 11/15/32 (a)(d)	1,090	1,090,000
Bancorp Commercial Mortgage Trust:
Series 2018-CR3, Class A, (1 mo. LIBOR US + 0.850%), 2.91%, 01/15/33 (a)(d)	310	309,805
Series 2018-CRE4, Class A, (1 mo. LIBOR US + 0.900%), 3.07%, 09/15/35 (a)(d)	4,144	4,145,026
BANK, Series 2018-BN13, Class A5, 4.22%, 08/15/61	4,750	4,887,947
Bayview Commercial Asset Trust:
Series 2006-1A, Class A2, (1 mo. LIBOR US + 0.360%), 2.58%, 04/25/36 (a)(d)	33	32,267
Series 2007-2A, Class A1, (1 mo. LIBOR US + 0.270%), 2.49%, 07/25/37 (a)(d)	70	67,163
Series 2007-4A, Class A1, (1 mo. LIBOR US + 0.450%), 2.67%, 09/25/37 (a)(d)	1,242	1,187,383
Series 2007-5A, Class A3, (1 mo. LIBOR US + 1.000%), 3.22%, 10/25/37 (a)(d)	2,956	2,953,338
Series 2007-6A, Class A4A, (1 mo. LIBOR US + 1.500%), 3.72%, 12/25/37 (a)(d)	4,500	3,421,196
BBCMS Mortgage Trust:
Series 2017-DELC, Class F, (1 mo. LIBOR US + 3.500%), 5.66%, 08/15/36 (a)(d)	547	549,727
Series 2018-CHRS, Class E, 4.41%, 08/05/38 (a)(c)	1,000	852,260
Series 2018-TALL, Class D, (1 mo. LIBOR US + 1.449%), 3.61%, 03/15/37 (a)(d)	1,100	1,101,379
BBCMS Trust, Series 2015-SRCH, Class A1, 3.31%, 08/10/35 (a)	495	484,716
Bear Stearns Commercial Mortgage Securities Trust, Series 2005-PW10, Class B, 5.79%, 12/11/40 (c)	876	892,136
Benchmark Mortgage Trust, Series 2018-B5, Class A4, 4.21%, 07/15/51	3,510	3,618,184
BHMS:
Series 2018-ATLS, Class A, (1 mo. LIBOR US + 1.250%), 3.41%, 07/15/35 (a)(d)	5,000	5,005,021
Series 2018-ATLS, Class C, (1 mo. LIBOR US + 1.900%), 4.06%, 07/15/35 (a)(d)	1,000	1,000,094
BSPRT Issuer Ltd., Series 2017-FL2, Class A, (1 mo. LIBOR US + 0.820%), 2.98%, 10/15/34 (a)(b)(d)	1,858	1,859,012
BWAY Mortgage Trust:
Series 2013-1515, Class C, 3.45%, 03/10/33 (a)	250	240,671
Series 2013-1515, Class D, 3.63%, 03/10/33 (a)	100	96,503
Series 2013-1515, Class F, 4.06%, 03/10/33 (a)(c)	810	767,987
BX Trust, Series 2018-MCSF, Class A, (1 mo. LIBOR US + 0.577%), 2.74%, 04/15/35 (a)(d)	1,050	1,046,066

Security	Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
BXP Trust, Series 2017-GM, Class A, 3.38%, 06/13/39 (a)	$1,000	$966,458
CCRESG Commercial Mortgage Trust, Series 2016-HEAT, Class D, 5.67%, 04/10/29 (a)(c)	190	192,854
CFCRE Commercial Mortgage Trust:
Series 2011-C1, Class C, 6.27%, 04/15/44 (a)(c)	1,000	1,038,470
Series 2016-C4, Class C, 5.04%, 05/10/58 (c)	130	132,686
Series 2018-TAN, Class C, 5.29%, 02/15/33 (a)	1,050	1,065,712
CGBAM Commercial Mortgage Trust:
Series 2015-SMRT, Class E, 3.91%, 04/10/28 (a)(c)	160	158,782
Series 2015-SMRT, Class F, 3.91%, 04/10/28 (a)(c)	1,000	989,636
CGDBB Commercial Mortgage Trust:
Series 2017-BIOC, Class A, (1 mo. LIBOR US + 0.790%), 2.95%, 07/15/32 (a)(d)	5,000	5,007,057
Series 2017-BIOC, Class D, (1 mo. LIBOR US + 1.600%), 3.76%, 07/15/32 (a)(d)	1,060	1,060,334
Series 2017-BIOC, Class E, (1 mo. LIBOR US + 2.150%), 4.31%, 07/15/32 (a)(d)	1,290	1,289,798
CHT Mortgage Trust, Series 2017-CSMO, Class A, (1 mo. LIBOR US + 0.930%), 3.09%, 11/15/36 (a)(d)	230	230,287
Citigroup Commercial Mortgage Trust:
Series 2013-375P, Class C, 3.64%, 05/10/35 (a)(c)	100	98,294
Series 2013-375P, Class D, 3.63%, 05/10/35 (a)(c)	100	96,989
Series 2015-GC27, Class C, 4.58%, 02/10/48 (c)	1,000	977,963
Series 2015-SHP2, Class A, (1 mo. LIBOR US + 1.280%), 3.44%, 07/15/27 (a)(d)	1,200	1,199,974
Series 2015-SHP2, Class F, (1 mo. LIBOR US + 5.200%), 7.36%, 07/15/27 (a)(d)	750	756,956
Series 2016-C1, Class C, 5.12%, 05/10/49 (c)	10	10,209
Series 2016-GC37, Class D, 2.79%, 04/10/49 (a)	1,300	985,838
Citigroup/Deutsche Bank Mortgage Trust, Series 2006-CD3, Class AM, 5.65%, 10/15/48	1,110	1,142,173
CLNS Trust, Series 2017-IKPR, Class E, (1 mo. LIBOR US + 3.500%), 5.63%, 06/11/32 (a)(d)	790	794,445
Commercial Mortgage Trust:
Series 2005-C6, Class F, 5.87%, 06/10/44 (a)(c)	566	574,678
Series 2013-GAM, Class B, 3.53%, 02/10/28 (a)(c)	1,500	1,469,603
Series 2013-WWP, Class D, 3.90%, 03/10/31 (a)	110	112,691
Series 2014-PAT, Class A, (1 mo. LIBOR US + 0.800%), 2.93%, 08/13/27 (a)(d)	2,280	2,280,000
Series 2014-PAT, Class E, (1 mo. LIBOR US + 3.150%), 5.28%, 08/13/27 (a)(d)	1,100	1,107,328
Series 2014-PAT, Class F, (1 mo. LIBOR US + 2.441%), 4.57%, 08/13/27 (a)(d)	1,000	999,308
Series 2014-TWC, Class A, (1 mo. LIBOR US + 0.850%), 2.98%, 02/13/32 (a)(d)	700	700,656
Series 2014-TWC, Class D, (1 mo. LIBOR US + 2.250%), 4.40%, 02/13/32 (a)(d)	750	754,686

28	2 0 1 8 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2018	Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Series 2014-UBS4, Class C, 4.78%, 08/10/47 (c)	$1,500	$1,479,443
Series 2015-CR23, Class C, 4.39%, 05/10/48 (c)	30	29,490
Series 2015-CR23, Class CMC, 3.81%, 05/10/48 (a)(c)	2,550	2,543,091
Series 2015-CR23, Class CMD, 3.81%, 05/10/48 (a)(c)	4,200	4,166,600
Series 2015-CR23, Class D, 4.39%, 05/10/48 (c)	732	614,283
Series 2015-LC19, Class D, 2.87%, 02/10/48 (a)	400	343,668
Series 2016-667M, Class D, 3.28%, 10/10/36 (a)(c)	500	455,788
Series 2017-DLTA, Class E, (1 mo. LIBOR US + 1.964%), 4.12%, 08/15/35 (a)(d)	970	962,415
Series 2017-DLTA, Class F, (1 mo. LIBOR US + 2.581%), 4.74%, 08/15/35 (a)(d)	920	911,784
Core Industrial Trust:
Series 2015-TEXW, Class D, 3.98%, 02/10/34 (a)(c)	100	99,686
Series 2015-TEXW, Class E, 3.98%, 02/10/34 (a)(c)	279	275,210
Series 2015-TEXW, Class F, 3.98%, 02/10/34 (a)(c)	1,000	971,294
Credit Suisse First Boston Mortgage Securities Corp.:
Series 2004-C4, Class F, 5.23%, 10/15/39 (a)(c)	500	501,900
Series 2005-C1, Class F, 4.82%, 02/15/38 (a)	680	679,432
Credit Suisse Mortgage Trust:
Series 2016-MFF, Class A, (1 mo. LIBOR US + 1.600%), 3.76%, 11/15/33 (a)(d)	166	167,191
Series 2017-CHOP, Class E, (1 mo. LIBOR US + 3.300%), 5.46%, 07/15/32 (a)(d)	1,448	1,457,050
Series 2017-PFHP, Class A, (1 mo. LIBOR US + 0.950%), 3.11%, 12/15/30 (a)(d)	240	240,074
CSAIL Commercial Mortgage Trust, Series 2016-C6, Class C, 4.91%, 01/15/49 (c)	10	10,035
CSWF, Series 2018-TOP, Class A, (1 mo. LIBOR US + 1.000%), 3.06%, 08/15/35 (a)(d)	687	687,095
Deutsche Bank JPMorgan Mortgage Trust, Series 2016-C3, Class D, 3.63%, 08/10/49 (a)(c)	140	118,986
Deutsche Bank UBS Mortgage Trust:
Series 2017-BRBK, Class A, 3.45%, 10/10/34 (a)	2,670	2,637,126
Series 2017-BRBK, Class D, 3.65%, 10/10/34 (a)(c)	990	944,701
Series 2017-BRBK, Class F, 3.65%, 10/10/34 (a)(b)(c)	600	539,321
FREMF Mortgage Trust:
Series 2017-K64, Class B, 4.12%, 03/25/27 (a)(c)	970	942,709
Series 2018-K73, Class B, 3.98%, 01/25/28 (a)(c)	1,000	949,384
Series 2018-K74, Class B, 4.23%, 02/25/51 (a)(c)	1,000	967,283
GAHR Commercial Mortgage Trust:
Series 2015-NRF, Class AFL1, (1 mo. LIBOR US + 1.300%), 3.61%, 12/15/34 (a)(d)	1,658	1,658,420
Series 2015-NRF, Class EFX, 3.49%, 12/15/34 (a)(c)	1,500	1,484,997

Security	Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Series 2015-NRF, Class FFX, 3.49%, 12/15/34 (a)(c)	$177	$174,414
GPMT Ltd., Series 2018-FL1, Class A, (1 mo. LIBOR US + 0.900%), 3.07%, 11/21/35 (a)(d)	2,745	2,740,091
GRACE Mortgage Trust, Series 2014-GRCE, Class F, 3.71%, 06/10/28 (a)(c)	640	627,935
Great Wolf Trust, Series 2017-WOLF, Class A, (1 mo. LIBOR US + 0.850%), 3.16%, 09/15/34 (a)(d)	3,500	3,501,091
GS Mortgage Securities Corp. II:
Series 2013-KING, Class D, 3.55%, 12/10/27 (a)(c)	1,000	990,306
Series 2013-KING, Class E, 3.55%, 12/10/27 (a)(c)	3,200	3,147,882
GS Mortgage Securities Corp. Trust:
Series 2017-500K, Class F, (1 mo. LIBOR US + 1.800%), 3.96%, 07/15/32 (a)(d)	337	337,544
Series 2017-500K, Class G, (1 mo. LIBOR US + 2.500%), 4.66%, 07/15/32 (a)(d)	40	40,149
Series 2018-HULA, Class D, (1 mo. LIBOR US + 1.800%), 3.87%, 07/15/25 (a)(d)	2,000	2,000,000
GS Mortgage Securities Trust:
Series 2014-GC22, Class D, 4.85%, 06/10/47 (a)(c)	716	663,429
Series 2015-GC32, Class C, 4.56%, 07/10/48 (c)	1,970	1,935,867
Series 2015-GC32, Class D, 3.35%, 07/10/48	904	776,794
Hilton Orlando Trust, Series 2018-ORL, Class E, (1 mo. LIBOR US + 2.650%), 4.81%, 12/15/34 (a)(d)	1,960	1,967,353
Hospitality Mortgage Trust, Series 2017-HIT, Class A, (1 mo. LIBOR US + 0.850%), 2.98%, 05/08/30 (a)(d)	3,000	3,001,855
InTown Hotel Portfolio Trust, Series 2018-STAY, Class A, (1 mo. LIBOR US + 0.700%), 2.86%, 01/15/33 (a)(d)	2,000	1,998,808
JPMBB Commercial Mortgage Securities Trust, Series 2015-C33, Class D1, 4.27%, 12/15/48 (a)(c)	1,190	1,103,356
JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class D, 4.73%, 03/15/50 (a)(c)	280	266,944
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2007-CB18, Class AMFL, (1 mo. LIBOR US + 0.165%), 2.23%, 06/12/47 (d)	2,108	2,071,883
Series 2015-JP1, Class C, 4.90%, 01/15/49 (c)	315	321,788
Series 2015-JP1, Class E, 4.40%, 01/15/49 (a)(c)	250	230,120
Series 2015-UES, Class D, 3.74%, 09/05/32 (a)(c)	1,000	994,380
Series 2015-UES, Class E, 3.74%, 09/05/32 (a)(c)	600	591,508
Series 2017-JP5, Class D, 4.80%, 03/15/50 (a)(c)	1,240	1,204,512
Series 2018-PHH, Class A, (1 mo. LIBOR US + 0.910%), 3.07%, 06/15/35 (a)(d)	5,000	5,006,245
Series 2018-WPT, Class FFX, 5.54%, 07/05/33 (a)	1,970	1,923,992

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (unaudited) (continued) September 30, 2018	Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Lehman Brothers Small Balance Commercial Mortgage Trust, Series 2007-1A, Class 1A, (1 mo. LIBOR US + 0.250%), 2.47%, 03/25/37 (a)(d)	$340	$326,620
LMREC, Inc., Series 2016-CRE2, Class A, (1 mo. LIBOR US + 1.700%), 2.70%, 11/24/31 (a)(d)	942	942,000
Lone Star Portfolio Trust:
Series 2015-LSP, Class B, (1 mo. LIBOR US + 2.600%), 5.01%, 09/15/28 (a)(d)	589	589,828
Series 2015-LSP, Class D, (1 mo. LIBOR US + 4.000%), 6.41%, 09/15/28 (a)(d)	85	85,856
Merrill Lynch Mortgage Trust:
Series 2005-CIP1, Class D, 5.79%, 07/12/38 (c)	2,057	2,084,053
Series 2005-MKB2, Class F, 6.53%, 09/12/42 (a)(c)	1,000	1,028,373
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2015-C23, Class D, 4.27%, 07/15/50 (a)(c)	2,000	1,798,100
Series 2015-C25, Class D, 3.07%, 10/15/48	540	469,571
Series 2015-C26, Class C, 4.55%, 10/15/48 (c)	1,000	984,012
Series 2015-C26, Class D, 3.06%, 10/15/48 (a)	1,315	1,132,095
Morgan Stanley Capital I Trust:
Series 2014-CPT, Class E, 3.56%, 07/13/29 (a)(c)	500	488,655
Series 2014-CPT, Class F, 3.56%, 07/13/29 (a)(c)	100	97,324
Series 2014-CPT, Class G, 3.56%, 07/13/29 (a)(c)	100	96,266
Series 2017-CLS, Class F, (1 mo. LIBOR US + 2.600%), 4.76%, 11/15/34 (a)(d)	843	846,161
Series 2017-H1, Class D, 2.55%, 06/15/50 (a)	1,010	784,588
Series 2017-JWDR, Class D, (1 mo. LIBOR US + 1.950%), 4.11%, 11/15/34 (a)(d)	860	862,687
Series 2018-H3, Class C, 5.01%, 07/15/51 (c)	1,470	1,471,129
Series 2018-MP, Class E, 4.42%, 07/11/40 (a)(c)	2,000	1,818,259
Series 2018-SUN, Class D, (1 mo. LIBOR US + 1.650%), 3.81%, 07/15/35 (a)(d)	1,000	1,000,627
Series 2018-SUN, Class F, (1 mo. LIBOR US + 2.550%), 4.71%, 07/15/35 (a)(d)	1,800	1,801,133
Morgan Stanley Capital I, Inc., Series 2017-HR2, Class D, 2.73%, 12/15/27	160	129,964
Olympic Tower Mortgage Trust, Series 2017-OT, Class E, 4.08%, 05/10/39 (a)(c)	890	815,735
RAIT Trust:
Series 2017-FL7, Class A, (1 mo. LIBOR US + 0.950%), 3.11%, 06/15/37 (a)(d)	1,468	1,467,951
Series 2017-FL7, Class C, (1 mo. LIBOR US + 2.500%), 4.66%, 06/15/37 (a)(d)	880	880,663
Resource Capital Corp. Ltd., Series 2017-CRE5, Class B, (1 mo. LIBOR US + 2.000%), 4.16%, 07/15/34 (a)(b)(d)	560	560,907
Shelter Growth CRE Issuer Ltd., Series 2018-FL1, Class A, (1 mo. LIBOR US + 1.000%), 3.16%, 01/15/35 (a)(d)	4,887	4,892,086

Security	Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Velocity Commercial Capital Loan Trust, Series 2015-1, Class AFL, (1 mo. LIBOR US + 2.430%), 4.65%, 06/25/45 (a)(d)	$18	$18,314
VNDO Mortgage Trust, Series 2013-PENN, Class D, 4.08%, 12/13/29 (a)(c)	500	498,749
Wells Fargo Commercial Mortgage Trust:
Series 2015-C27, Class D, 3.77%, 02/15/48 (a)	1,000	822,184
Series 2015-NXS4, Class D, 3.75%, 12/15/48 (c)	997	921,506
Series 2016-C34, Class C, 5.20%, 06/15/49 (c)	40	40,495
Series 2016-C37, Class C, 4.64%, 12/15/49 (c)	500	495,958
Series 2016-NXS5, Class D, 5.04%, 01/15/59 (c)	750	727,962
Series 2017-C39, Class D, 4.50%, 09/15/50 (a)(c)	750	694,736
Series 2017-HSDB, Class A, (1 mo. LIBOR US + 0.850%), 3.00%, 12/13/31 (a)(d)	846	846,538
Series 2018-C44, Class C, 5.00%, 05/15/51 (c)	1,484	1,473,521
Series 2018-C44, Class D, 3.00%, 05/15/51 (a)	1,000	807,437
Series 2018-C46, Class A4, 4.15%, 08/15/51	3,740	3,801,945

		174,748,298
Interest Only Commercial Mortgage-Backed Securities — 1.5%
B2R Mortgage Trust, Series 2015-2, Class XA, 2.45%, 11/15/48 (a)(c)	8,274	264,267
Banc of America Commercial Mortgage Trust:
Series 2015-UBS7, Class XA, 1.00%, 09/15/48 (c)	955	44,056
Series 2017-BNK3, Class XD, 1.44%, 02/15/50 (a)(c)	10,000	873,100
Banc of America Merrill Lynch Commercial Mortgage Securities Trust:
Series 2017-SCH, Class XFCP, 0.17%, 11/15/19 (a)(c)	95,950	172,710
Series 2017-SCH, Class XLCP, 0.03%, 11/15/19 (a)(c)	56,050	15,133
BBCMS Trust, Series 2015-SRCH, Class XB, 0.30%, 08/10/35 (a)(c)	12,500	199,125
CFCRE Commercial Mortgage Trust, Series 2016-C4, Class XA, 1.90%, 05/10/58 (c)	367	35,598
Deutsche Bank JPMorgan Mortgage Trust, Series 2017-C6, Class XD, 1.00%, 06/10/50 (c)	11,214	713,883
GS Mortgage Securities Trust, Series 2014-GC20, Class XA, 1.24%, 04/10/47 (c)	706	28,488
Hospitality Mortgage Trust, Series 2017-HIT, Class XCP, 1.20%, 05/08/30 (a)(b)(c)	98,914	203,283
JPMDB Commercial Mortgage Securities Trust:
Series 2016-C4, Class XC, 0.75%, 12/15/49 (a)(c)	8,570	425,149
Series 2017-C5, Class XB, 0.47%, 03/15/50 (c)	30,000	747,600
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP3, Class XC, 0.75%, 08/15/49 (a)(c)	17,400	830,328

30	2 0 1 8 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2018	Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities (continued)
LSTAR Commercial Mortgage Trust,
Series 2017-5, Class X, 1.27%, 03/10/50 (a)(c)	$12,480	$587,756
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2014-C19, Class XF, 1.34%, 12/15/47 (a)(c)	220	12,005
Series 2016-C29, Class XB, 1.12%, 05/15/49 (c)	1,020	64,694
Morgan Stanley Capital I Trust, Series 2017-H1, Class XD, 2.36%, 06/15/50 (a)(b)(c)	8,625	1,336,875
Olympic Tower Mortgage Trust, Series 2017-OT, Class XA, 0.51%, 05/10/39 (a)(c)	28,100	846,934
One Market Plaza Trust:
Series 2017-1MKT, Class XCP, 0.22%, 02/10/32 (a)(c)	110,000	508,200
Series 2017-1MKT, Class XNCP, 0.00%, 02/10/32 (a)(b)(c)	22,000	17,600
U.S., Series 2018-USDC, Class X, 0.47%, 08/10/50 (a)(c)	103,122	3,074,397
Wells Fargo Commercial Mortgage Trust:
Series 2015-LC20, Class XB, 0.62%, 04/15/50 (c)	7,000	192,950
Series 2016-BNK1, Class XD, 1.41%, 08/15/49 (a)(b)(c)	1,000	85,430
Series 2018-C44, Class XA, 0.93%, 05/15/51 (c)	13,013	731,663
WFRBS Commercial Mortgage Trust,
Series 2014-C21, Class XA, 1.23%, 08/15/47 (c)	10,279	456,549

		12,467,773

Total Non-Agency Mortgage-Backed Securities — 31.4%
(Cost: $262,010,055)		260,787,133

U.S. Government Sponsored Agency Securities — 2.8%

Collateralized Mortgage Obligations — 2.0%
Fannie Mae:
Series 2016-C02, Class 1M2, (1 mo. LIBOR US + 6.000%), 8.22%, 09/25/28 (d)	50	58,823
Series 2016-C04, Class 1M2, (1 mo. LIBOR US + 4.250%), 6.47%, 01/25/29 (d)	231	260,233
Series 2016-C06, Class 1M2, (1 mo. LIBOR US + 4.250%), 6.47%, 04/25/29 (d)	68	78,203
Series 2017-C01, Class 1B1, (1 mo. LIBOR US + 5.750%), 7.97%, 07/25/29 (d)	775	938,555
Series 2017-C01, Class 1M2, (1 mo. LIBOR US + 3.550%), 5.77%, 07/25/29 (d)	1,664	1,817,056
Series 2017-C03, Class 1M2, (1 mo. LIBOR US + 3.000%), 5.22%, 10/25/29 (d)	106	114,321
Series 2017-C05, Class 1M2, (1 mo. LIBOR US + 2.200%), 4.42%, 01/25/30 (d)	251	258,736
Series 2017-C07, Class 1B1, (1 mo. LIBOR US + 4.000%), 6.22%, 05/25/30 (d)	2,000	2,140,571
Freddie Mac:
Series 2018-SPI2, Class M2, 3.82%, 05/25/48 (a)(c)	1,500	1,394,940

Security	Par (000)	Value
Collateralized Mortgage Obligations (continued)
Series 2016-DNA4, Class M3, (1 mo. LIBOR US +3.800%), 6.02%, 03/25/29 (d)	$2,000	$2,251,696
Series 2017-DNA1, Class B1, (1 mo. LIBOR US + 4.950%), 7.17%, 07/25/29 (d)	1,000	1,153,299
Series 2017-DNA1, Class M2, (1 mo. LIBOR US + 3.250%), 5.47%, 07/25/29 (d)	1,500	1,641,686
Series 2017-DNA2, Class M2, (1 mo. LIBOR US +3.450%), 5.67%, 10/25/29 (d)	250	275,543
Series 2017-DNA3, Class M2, (1 mo. LIBOR US + 2.500%), 4.72%, 03/25/30 (d)	3,000	3,139,163
Series 2018-DNA1, Class M2, (1 mo. LIBOR US + 1.800%), 4.02%, 07/25/30 (d)	1,000	993,672

		16,516,497
Commercial Mortgage-Backed Securities — 0.7%
Fannie Mae, Series 2017-M8, Class A2, 3.06%, 05/25/27 (c)	170	163,427
Freddie Mac:
Series K072, Class A2, 3.44%, 12/25/27	5,000	4,940,907
Series KPLB, Class A, 2.77%, 05/25/25	380	366,307

		5,470,641
Interest Only Commercial Mortgage-Backed Securities — 0.1%
Fannie Mae, Series 2016-M4, Class X2, 2.69%, 01/25/39 (c)	5,312	526,705
Freddie Mac, Series KW01, Class X1, 1.12%, 01/25/26 (c)	1,170	65,789
Ginnie Mae:
Series 2016-128, Class IO, 0.95%, 09/16/56 (c)	5,871	460,271
Series 2016-87, Class IO, 1.00%, 08/16/58 (c)	463	35,251

		1,088,016

Total U.S. Government Sponsored Agency Securities — 2.8%
(Cost: $22,594,111)		23,075,154

Total Long-Term Investments — 98.5% (Cost: $824,698,381)		818,428,039

	Shares
Short-Term Securities — 2.2%
Dreyfus Treasury Securities Cash Management, Institutional Class, 1.91% (j)	18,466,938	18,466,938

Total Short-Term Securities — 2.2% (Cost: $18,466,938)		18,466,938

Total Investments — 100.7% (Cost: $843,165,319)		836,894,977
Liabilities in Excess of Other Assets — (0.7)%		(6,215,762)

Net Assets — 100.0%		$830,679,215

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(d)	Variable rate security. Rate shown is the rate in effect as of period end.
(e)	Zero-coupon bond.
(f)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(g)	Issuer filed for bankruptcy and/or is in default.
(h)	Non-income producing security.

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (unaudited) (continued) September 30, 2018	Series A Portfolio

(i)	Perpetual security with no stated maturity date.
(j)	Annualized 7-day yield as of period end.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

OTC Credit Default Swaps — Buy Protection

Reference Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.9.A	2.00%	Monthly	Citigroup Global Markets, Inc.	09/17/58	$300	$268	$5,951	$(5,683)
CMBX.NA.9.A	2.00%	Monthly	Credit Suisse International	09/17/58	$2,050	1,832	34,502	(32,670)
CMBX.NA.9.A	2.00%	Monthly	Credit Suisse International	09/17/58	$300	268	5,584	(5,316)
CMBX.NA.9.A	2.00%	Monthly	Credit Suisse International	09/17/58	$600	536	10,846	(10,310)
CMBX.NA.6.AAA	0.50%	Monthly	Deutsche Bank AG	05/11/63	$590	(6,019)	188	(6,207)
CMBX.NA.6.AAA	0.50%	Monthly	Deutsche Bank AG	05/11/63	$521	(5,316)	(377)	(4,939)
CMBX.NA.6.AAA	0.50%	Monthly	Deutsche Bank AG	05/11/63	$364	(3,711)	70	(3,781)
CMBX.NA.6.BBB-	3.00%	Monthly	J.P. Morgan Securities LLC	05/11/63	$40	4,697	2,539	2,158

						$(7,445)	$59,303	$(66,748)

OTC Credit Default Swaps — Sell Protection

Reference Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating(a)	Notional Amount (000)(b)	Value	Upfront Premium Received	Unrealized Appreciation (Depreciation)
			Morgan Stanley & Co.
CMBX.NA.8.A	2.00%	Monthly	International PLC	10/17/57	Not Rated	$120	$(888)	$(11,333)	$10,445
CMBX.NA.9.BBB-	3.00%	Monthly	Credit Suisse International	09/17/58	Not Rated	$1,025	(60,748)	(91,013)	30,265
CMBX.NA.9.BBB-	3.00%	Monthly	Deutsche Bank AG	09/17/58	Not Rated	$4,620	(273,810)	(584,277)	310,467
			Morgan Stanley & Co.
CMBX.NA.9.BBB-	3.00%	Monthly	International PLC	09/17/58	Not Rated	$150	(8,890)	(14,290)	5,400
CMBX.NA.10.BBB-	3.00%	Monthly	Deutsche Bank AG	11/17/59	BBB-	$1,000	(50,037)	(88,253)	38,216
CMBX.NA.10.BBB-	3.00%	Monthly	Deutsche Bank AG	11/17/59	BBB-	$500	(25,019)	(53,228)	28,209
CMBX.NA.6.BBB-	3.00%	Monthly	Credit Suisse International	05/11/63	BB+	$40	(4,697)	(3,167)	(1,530)

							$(424,089)	$(845,561)	$421,472

(a)	Using S&P’s rating of the underlying securities of the index.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swaps	$59,680	$845,938	$425,160	$70,436

32	2 0 1 8 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2018	Series A Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Swaps — OTC	Unrealized appreciation on OTC swaps; Swap premiums paid	$—	$484,840	$—	$—	$—	$—	$484,840

Liabilities — Derivative Financial Instruments
Swaps — OTC	Unrealized depreciation on OTC swaps; Swap premiums received	$—	$916,374	$—	$—	$—	$—	$916,374

For the six months ended September 30, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Swaps	$—	$277,780	$—	$—	$—	$—	$277,780

Net Change in Unrealized Appreciation (Depreciation) on:
Swaps	$—	$339,598	$—	$—	$—	$—	$339,598

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Credit default swaps:
Average notional value — buy protection	$4,766,500
Average notional value — sell protection	7,455,000

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Swaps — OTC(a)	$484,840	$916,374

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$484,840	$916,374
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$484,840	$916,374

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (unaudited) (continued) September 30, 2018	Series A Portfolio

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets(b)
Citigroup Global Markets, Inc.	$5,951	$(5,683)	$—	$—	$268
Credit Suisse International	81,197	(81,197)	—	—	—
Deutsche Bank AG	377,150	(377,150)	—	—	—
J.P. Morgan Securities LLC	4,697	—	—	—	4,697
Morgan Stanley & Co. International PLC	15,845	(15,845)	—	—	—

	$484,840	$(479,875)	$—	$—	$4,965

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-cash Collateral Pledged	Cash Collateral Pledged(c)	Net Amount of Derivative Liabilities(d)
Citigroup Global Markets, Inc.	$5,683	$(5,683)	$—	$—	$—
Credit Suisse International	144,006	(81,197)	—	—	62,809
Deutsche Bank AG	741,062	(377,150)	—	(363,912)	—
Morgan Stanley & Co. International PLC.	25,623	(15,845)	—	—	9,778

	$916,374	$(479,875)	$—	$(363,912)	$72,587

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(d)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$497,065,349	$13,114,407	$510,179,756
Corporate Bonds(a)	—	344,279	—	344,279
Floating Rate Loan Interests(a)	—	13,007,731	11,033,986	24,041,717
Non-Agency Mortgage-Backed Securities	—	251,027,255	9,759,878	260,787,133
U.S. Government Sponsored Agency Securities	—	23,075,154	—	23,075,154
Short-Term Securities	18,466,938	—	—	18,466,938

	$18,466,938	$784,519,768	$33,908,271	$836,894,977

Derivative Financial Instruments(b)
Assets:
Credit contracts	$—	$425,160	$—	$425,160
Liabilities:
Credit contracts	—	(70,436)	—	(70,436)

	$—	$354,724	$—	$354,724

(a)	See above Schedule of Investments for values in each industry.
(b)	Derivative financial instruments are swaps, which are valued at the unrealized appreciation (depreciation) on the instrument.

During the six months ended September 30, 2018, there were no transfers between Level 1 and Level 2.

34	2 0 1 8 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2018	Series A Portfolio

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	Total
Assets:
Opening Balance, as of March 31, 2018	$6,206,056	$3,143,637	$7,686,343	$17,036,036
Transfers into Level 3	—	2,337,305	81,460	2,418,765
Transfers out of Level 3	(146,870)	—	(1,751,375)	(1,898,245)
Accrued discounts/premiums	(161,409)	(3,588)	(13,109)	(178,106)
Net realized gain (loss)	(122,804)	25,372	12,609	(84,823)
Net change in unrealized appreciation (depreciation)(a)(b)	174,215	(41,494)	(890,271)	(757,550)
Purchases	9,030,347	9,533,313	5,958,265	24,521,925
Sales	(1,865,128)	(3,960,559)	(1,324,044)	(7,149,731)

Closing Balance, as of September 30, 2018	$13,114,407	$11,033,986	$9,759,878	$33,908,271

Net change in unrealized appreciation (depreciation) on investments still held at September 30, 2018(b)	$174,215	$1,829	$(890,271)	$(714,227)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at September 30, 2018 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (unaudited) September 30, 2018	Series C Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Capital Trusts — 3.9%

Banks — 1.8%
HSBC Holdings PLC, (USD Swap Rate 11:00 am NY 1 + 3.750%), 6.00% (a)(b)	$520	$498,810
JPMorgan Chase & Co.:
(3 mo. LIBOR US + 3.470%), 5.81% (a)(b)	500	502,125
(3 mo. LIBOR US + 3.330%), 6.10% (a)(b)	598	618,930
(3 mo. LIBOR US + 3.780%), 6.75% (a)(b)	925	1,009,406
U.S. Bancorp, Series J, (3 mo. LIBOR US + 2.910%), 5.30% (a)(b)	1,075	1,072,312
Wells Fargo & Co.:
(3 mo. LIBOR US + 3.990%), 5.88% (a)(b)	2,300	2,419,347
(3 mo. LIBOR US + 3.770%), 6.10% (a)(b)	817	827,980

		6,948,910
Capital Markets — 0.3%
State Street Corp.:
(3 mo. LIBOR US + 3.600%), 5.25% (a)(b)	315	320,670
(3 mo. LIBOR US + 2.540%), 5.63% (a)(b)	735	738,675

		1,059,345
Electric Utilities — 0.2%
Exelon Corp., 3.50%, 06/01/22	785	771,300

Industrial Conglomerates — 0.1%
General Electric Co., (3 mo. LIBOR US + 3.330%), 5.00% (a)(b)	598	582,602

Insurance — 0.5%
Allstate Corp., (3 mo. LIBOR US + 2.940%), 5.75%, 08/15/53 (a)	835	860,050
MetLife, Inc., (3 mo. LIBOR US + 3.580%), 5.25% (a)(b)	900	911,700

		1,771,750
Media — 0.6%
NBCUniversal Enterprise, Inc., 5.25% (b)(c)	2,200	2,230,787

Multi-Utilities — 0.1%
Dominion Energy, Inc., 2.96%, 07/01/19 (d)	345	344,828

Oil, Gas & Consumable Fuels — 0.3%
Enbridge, Inc., (3 mo. LIBOR US + 3.641%), 6.25%, 03/01/78 (a)	780	753,809
TransCanada Trust:
(3 mo. LIBOR US + 3.530%), 5.63%, 05/20/75 (a)	359	351,820
(3 mo. LIBOR US + 4.640%), 5.88%, 08/15/76 (a)	120	122,550

		1,228,179

Total Capital Trusts — 3.9% (Cost: $14,991,888)		14,937,701

Corporate Bonds — 88.8%

Aerospace & Defense — 2.6%
General Dynamics Corp., 3.00%, 05/11/21	2,060	2,048,984
Harris Corp., 4.40%, 06/15/28	955	958,434
Lockheed Martin Corp.:
3.10%, 01/15/23	95	93,990
3.55%, 01/15/26	145	143,300
4.07%, 12/15/42	575	558,925
4.09%, 09/15/52	124	118,053
Northrop Grumman Corp., 3.25%, 01/15/28	910	855,693
Northrop Grumman Systems Corp., 7.88%, 03/01/26	1,000	1,222,759
Rockwell Collins, Inc.:
1.95%, 07/15/19	180	178,786
3.20%, 03/15/24	550	530,861
3.50%, 03/15/27	520	494,081

Security	Par (000)	Value
Aerospace & Defense (continued)
4.35%, 04/15/47	$240	$229,040
United Technologies Corp.:
3.35%, 08/16/21	140	139,804
3.65%, 08/16/23	410	408,179
4.13%, 11/16/28	710	705,151
6.05%, 06/01/36	450	521,872
4.50%, 06/01/42	340	336,129
4.63%, 11/16/48	285	286,587

		9,830,628
Air Freight & Logistics — 0.3%
FedEx Corp.:
3.25%, 04/01/26	120	115,646
4.10%, 02/01/45	475	433,464
4.40%, 01/15/47	597	570,236

		1,119,346
Airlines — 0.8%
American Airlines Pass-Through Trust:
Series 2014-1, Class B, 4.38%, 04/01/24	105	103,956
Series 2017-1, Class AA, 3.65%, 08/15/30	739	719,807
Delta Air Lines, Inc., 3.80%, 04/19/23	880	864,358
Doric Nimrod Air Alpha Pass-Through Trust,
Series 2013-1, Class A, 5.25%, 05/30/25 (c)	592	604,945
U.S. Airways Pass-Through Trust,
Series 2013-1, Class A, 3.95%, 05/15/27	688	681,365
Virgin Australia Trust, Series 2013-1A, 5.00%, 04/23/25 (c)	114	116,061

		3,090,492
Auto Components — 0.2%
ZF North America Capital, Inc., 4.75%, 04/29/25 (c)	600	599,828

Automobiles — 0.5%
BMW U.S. Capital LLC, 2.00%, 04/11/21 (c)	540	523,225
Ford Motor Co.:
4.75%, 01/15/43	186	154,878
5.29%, 12/08/46	470	418,609
General Motors Co.:
5.20%, 04/01/45	785	713,135
5.95%, 04/01/49	260	258,251

		2,068,098
Banks — 13.8%
Banco Santander SA:
3.13%, 02/23/23	800	759,250
3.85%, 04/12/23	200	195,400
Bank of America Corp.:
(3 mo. LIBOR US + 0.630%), 3.50%, 05/17/22 (a)	800	799,561
4.20%, 08/26/24	1,610	1,617,527
4.00%, 01/22/25	605	597,052
3.95%, 04/21/25	1,490	1,458,859
4.45%, 03/03/26	2,305	2,307,780
(3 mo. LIBOR US + 1.512%), 3.71%, 04/24/28 (a)	785	755,628
(3 mo. LIBOR US + 1.070%), 3.97%, 03/05/29 (a)	1,475	1,439,172
(3 mo. LIBOR US + 1.310%), 4.27%, 07/23/29 (a)	450	449,457
(3 mo. LIBOR US + 1.190%), 3.95%, 01/23/49 (a)	500	457,496
Barclays Bank PLC, 5.14%, 10/14/20	300	307,411
Barclays PLC:
2.75%, 11/08/19	805	800,250
3.25%, 01/12/21	900	887,869
3.20%, 08/10/21	825	809,874
4.84%, 05/09/28	820	769,899

36	2 0 1 8 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2018	Series C Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Banks (continued)
BNP Paribas SA:
3.50%, 03/01/23 (c)	$900	$877,849
(5 yr. Swap Semi 30/360 US + 1.480%), 4.38%, 03/01/33 (a)(c)	1,060	1,008,707
Citigroup, Inc.:
2.45%, 01/10/20	1,500	1,486,906
(3 mo. LIBOR US + 1.390%), 3.67%, 07/24/28 (a)	160	152,349
(3 mo. LIBOR US + 1.190%), 4.08%, 04/23/29 (a)	1,245	1,221,962
4.75%, 05/18/46	550	536,486
4.65%, 07/23/48	475	480,387
Citizens Bank N.A., 2.55%, 05/13/21	330	321,489
Cooperatieve Rabobank UA:
3.13%, 04/26/21	670	665,784
4.63%, 12/01/23	700	710,671
Discover Bank:
3.35%, 02/06/23	300	291,323
(5 yr. Swap Semi 30/360 US + 1.730%), 4.68%, 08/09/28 (a)	600	593,832
HSBC Holdings PLC:
2.65%, 01/05/22	985	956,504
(3 mo. LIBOR US + 1.000%), 3.32%, 05/18/24 (e)	865	863,465
4.25%, 08/18/25	500	490,543
(3 mo. LIBOR US + 1.347%), 4.29%, 09/12/26 (a)	500	495,087
4.38%, 11/23/26	270	265,370
Huntington Bancshares, Inc., 4.00%, 05/15/25	905	903,460
ING Bank NV, 2.50%, 10/01/19 (c)	950	944,652
ING Groep NV, (3 mo. LIBOR US + 1.150%), 3.54%, 03/29/22 (e)	1,040	1,055,976
Intesa Sanpaolo SpA:
3.38%, 01/12/23 (c)	485	449,004
5.02%, 06/26/24 (c)	416	375,392
3.88%, 01/12/28 (c)	495	418,152
JPMorgan Chase & Co.:
2.25%, 01/23/20	1,800	1,781,580
2.30%, 08/15/21	665	646,573
(3 mo. LIBOR US + 1.337%), 3.78%, 02/01/28 (a)	800	778,534
(3 mo. LIBOR US + 1.260%), 4.20%, 07/23/29 (a)	340	338,989
(3 mo. LIBOR US + 1.360%), 3.88%, 07/24/38 (a)	1,300	1,214,186
4.95%, 06/01/45	595	623,947
(3 mo. LIBOR US + 1.220%), 3.90%, 01/23/49 (a)	915	826,075
Lloyds Bank PLC, 5.80%, 01/13/20 (c)	2,000	2,062,220
Lloyds Banking Group PLC, 4.38%, 03/22/28	705	687,701
Mitsubishi UFJ Financial Group, Inc., 3.76%, 07/26/23	1,100	1,094,341
Regions Bank, (3 mo. LIBOR US + 0.500%), 3.37%, 08/13/21 (a)	920	917,244
Royal Bank of Canada, 3.20%, 04/30/21	1,000	998,158
Royal Bank of Scotland Group PLC:
(3 mo. LIBOR US + 1.470%), 3.78%, 05/15/23 (e)	1,170	1,178,424
3.88%, 09/12/23	990	961,647
6.00%, 12/19/23	348	362,031
(3 mo. LIBOR US + 1.550%), 3.92%, 06/25/24 (e)	975	981,227
Santander UK PLC:
2.13%, 11/03/20	750	729,714
5.00%, 11/07/23 (c)	1,753	1,767,175
SunTrust Banks, Inc., 4.00%, 05/01/25	760	761,898

Security	Par (000)	Value
Banks (continued)
Svenska Handelsbanken AB, 3.35%, 05/24/21	$500	$499,200
U.S. Bancorp, 3.10%, 04/27/26	305	288,393
Wells Fargo & Co.:
4.13%, 08/15/23	350	354,274
5.61%, 01/15/44	200	220,926
4.65%, 11/04/44	980	953,893
4.90%, 11/17/45	456	461,992
4.75%, 12/07/46	530	527,968

		51,996,145
Beverages — 2.5%
Anheuser-Busch InBev Finance, Inc.:
2.65%, 02/01/21	2,725	2,685,433
3.30%, 02/01/23	3,675	3,633,341
3.65%, 02/01/26	1,993	1,936,590
4.90%, 02/01/46	675	682,642
Anheuser-Busch InBev Worldwide, Inc., 4.60%, 04/15/48	115	111,399
Diageo Capital PLC, 3.00%, 05/18/20	245	244,612

		9,294,017
Biotechnology — 1.7%
AbbVie, Inc.:
2.50%, 05/14/20	1,200	1,186,551
2.30%, 05/14/21	495	481,783
2.85%, 05/14/23	550	529,568
3.20%, 05/14/26	240	223,472
4.25%, 11/14/28	320	316,382
4.40%, 11/06/42	795	736,088
4.88%, 11/14/48	205	201,698
Amgen, Inc.:
4.40%, 05/01/45	100	96,803
4.66%, 06/15/51	761	752,871
Baxalta, Inc., 4.00%, 06/23/25	283	280,246
Gilead Sciences, Inc.:
3.25%, 09/01/22	135	134,333
4.50%, 02/01/45	323	320,896
4.75%, 03/01/46	391	403,025
4.15%, 03/01/47	640	606,338

		6,270,054
Capital Markets — 5.9%
Bank of New York Mellon Corp.:
3.45%, 08/11/23	265	263,713
2.20%, 08/16/23	1,125	1,056,333
Credit Agricole SA:
2.75%, 06/10/20 (c)	1,000	988,743
3.75%, 04/24/23 (c)	275	269,875
Credit Suisse AG:
3.00%, 10/29/21	665	655,670
3.63%, 09/09/24	1,150	1,133,417
Credit Suisse Group AG:
(3 mo. LIBOR US + 1.240%), 4.21%, 06/12/24 (a)(c)	820	817,192
(3 mo. LIBOR US + 1.410%), 3.87%, 01/12/29 (a)(c)	595	559,494
Credit Suisse Group Funding Guernsey, Ltd.:
3.45%, 04/16/21	1,350	1,344,588
3.80%, 06/09/23	547	540,403
Deutsche Bank AG:
4.25%, 10/14/21	180	178,870
(USD Swap Rate 11:00 am NY 1 + 2.553%), 4.88%, 12/01/32 (a)	585	519,802
Goldman Sachs Group, Inc.:
2.55%, 10/23/19	1,470	1,463,362
2.88%, 02/25/21	975	961,988
3.00%, 04/26/22	850	832,774

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (unaudited) (continued) September 30, 2018	Series C Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Capital Markets (continued)
4.25%, 10/21/25	$310	$307,175
(3 mo. LIBOR US + 1.301%), 4.22%, 05/01/29 (a)	2,945	2,901,877
4.80%, 07/08/44	370	377,608
5.15%, 05/22/45	350	357,203
Morgan Stanley:
5.63%, 09/23/19	265	271,592
2.65%, 01/27/20	775	770,034
2.50%, 04/21/21	550	537,381
5.50%, 07/28/21	10	10,527
(3 mo. LIBOR US + 1.400%), 3.74%, 10/24/23 (e)	1,675	1,721,181
4.30%, 01/27/45	700	674,404
4.38%, 01/22/47	580	563,639
UBS Group Funding Switzerland AG, 3.00%, 04/15/21 (c)	2,150	2,118,104

		22,196,949
Chemicals — 0.6%
Air Liquide Finance SA:
2.25%, 09/27/23 (c)	520	485,802
2.50%, 09/27/26 (c)	290	264,976
E.I. du Pont de Nemours & Co., (3 mo. LIBOR US + 0.530%), 2.87%, 05/01/20 (e)	560	563,369
Eastman Chemical Co., 4.65%, 10/15/44	350	338,487
Sherwin-Williams Co.:
2.75%, 06/01/22	135	130,927
4.50%, 06/01/47	665	639,589

		2,423,150
Commercial Services & Supplies — 0.7%
Aviation Capital Group LLC:
6.75%, 04/06/21 (c)	1,575	1,684,095
3.88%, 05/01/23 (c)	655	648,117
Republic Services, Inc., 3.95%, 05/15/28	300	298,162

		2,630,374
Communications Equipment — 0.5%
Cisco Systems, Inc.:
1.85%, 09/20/21	1,025	988,368
2.50%, 09/20/26	1,035	957,247

		1,945,615
Consumer Finance — 2.6%
Capital One Financial Corp., 4.25%, 04/30/25	1,200	1,195,091
Capital One N.A.:
2.35%, 01/31/20	825	815,828
2.95%, 07/23/21	735	723,851
Discover Financial Services, 4.10%, 02/09/27	475	454,049
Ford Motor Credit Co. LLC:
3.34%, 03/18/21	1,105	1,089,271
3.81%, 10/12/21	1,285	1,275,850
4.14%, 02/15/23	425	418,056
4.39%, 01/08/26	201	191,417
General Motors Financial Co., Inc.:
3.20%, 07/06/21	565	557,935
4.15%, 06/19/23	615	612,540
4.35%, 04/09/25	1,230	1,206,979
4.35%, 01/17/27	1,205	1,151,224

		9,692,091
Containers & Packaging — 0.4%
International Paper Co., 4.35%, 08/15/48	450	410,510
WestRock Co., 4.00%, 03/15/28 (c)	1,165	1,145,533

		1,556,043
Diversified Financial Services — 1.9%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust:
4.50%, 05/15/21	1,375	1,396,339

Security	Par (000)	Value
Diversified Financial Services (continued)
3.30%, 01/23/23	$850	$818,944
Charles Schwab Corp., 3.25%, 05/21/21	665	665,082
GE Capital International Funding Co.:
2.34%, 11/15/20	980	957,574
4.42%, 11/15/35	1,386	1,304,440
Reckitt Benckiser Treasury Services PLC, 2.75%, 06/26/24 (c)	2,140	2,028,540

		7,170,919
Diversified Telecommunication Services — 3.1%
AT&T Inc.:
5.20%, 03/15/20	800	823,349
3.80%, 03/15/22	385	386,457
4.10%, 02/15/28 (c)	150	145,624
4.30%, 02/15/30 (c)	2,213	2,128,236
4.50%, 05/15/35	750	700,698
5.25%, 03/01/37	400	398,660
5.15%, 03/15/42	400	386,062
4.80%, 06/15/44	65	59,946
4.75%, 05/15/46	203	185,468
Telefonica Emisiones SAU:
4.67%, 03/06/38	255	239,572
4.90%, 03/06/48	315	293,385
Verizon Communications, Inc.:
3.38%, 02/15/25	459	445,541
4.50%, 08/10/33	550	545,474
4.27%, 01/15/36	1,125	1,072,114
5.25%, 03/16/37	745	794,296
4.81%, 03/15/39	865	872,010
3.85%, 11/01/42	950	821,621
5.01%, 04/15/49	795	811,890
4.67%, 03/15/55	647	608,253

		11,718,656
Electric Utilities — 5.0%
American Electric Power Co., Inc., 2.15%, 11/13/20	825	807,412
American Transmission Systems, Inc., 5.25%, 01/15/22 (c)	400	420,058
DTE Electric Co., Series A, 4.05%, 05/15/48	186	183,035
Duke Energy Carolinas LLC, 3.75%, 06/01/45	420	387,300
Duke Energy Corp., 2.65%, 09/01/26	390	352,618
Duke Energy Florida LLC, 4.20%, 07/15/48	365	363,123
Duke Energy Progress LLC:
3.70%, 09/01/28	690	684,166
6.30%, 04/01/38	750	937,483
Emera U.S. Finance LP, 2.15%, 06/15/19	185	183,802
Entergy Arkansas, Inc., 3.70%, 06/01/24	825	828,578
Entergy Corp., 4.00%, 07/15/22	700	708,068
Evergy Inc., 5.29%, 06/15/22 (f)	745	774,042
Exelon Corp.:
2.45%, 04/15/21	2,000	1,943,692
3.40%, 04/15/26	200	191,376
FirstEnergy Corp., 4.85%, 07/15/47	500	508,630
Florida Power & Light Co., 5.95%, 02/01/38	800	977,907
Georgia Power Co., 2.00%, 09/08/20	635	619,099
Kentucky Utilities Co., 5.13%, 11/01/40	375	426,311
Mid-Atlantic Interstate Transmission LLC, 4.10%, 05/15/28 (c)	345	341,874
NextEra Energy Capital Holdings, Inc., 3.55%, 05/01/27	115	110,644
Northern States Power Co., 6.20%, 07/01/37	725	911,909
Ohio Power Co., Series D, 6.60%, 03/01/33	675	846,295
Oncor Electric Delivery Co. LLC:
5.30%, 06/01/42	660	761,153
4.10%, 11/15/48 (c)	360	356,595
PacifiCorp, 6.00%, 01/15/39	450	557,267
Progress Energy, Inc.:
4.88%, 12/01/19	1,075	1,096,278

38	2 0 1 8 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2018	Series C Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Electric Utilities (continued)
3.15%, 04/01/22	$775	$761,873
Southern Co.:
2.35%, 07/01/21	785	761,162
2.95%, 07/01/23	740	710,853
Trans-Allegheny Interstate Line Co., 3.85%, 06/01/25 (c)	445	440,638

		18,953,241
Energy Equipment & Services — 0.5%
Halliburton Co.:
3.80%, 11/15/25	1,545	1,531,767
5.00%, 11/15/45	310	331,065

		1,862,832
Equity Real Estate Investment Trusts (REITs) — 2.3%
American Tower Corp.:
2.80%, 06/01/20	1,000	990,599
3.30%, 02/15/21	265	263,387
4.70%, 03/15/22	525	542,188
3.00%, 06/15/23	1,175	1,131,208
AvalonBay Communities, Inc., 4.20%, 12/15/23	1,000	1,024,065
Crown Castle International Corp.:
3.40%, 02/15/21	1,453	1,449,273
2.25%, 09/01/21	1,765	1,695,354
5.25%, 01/15/23	807	846,031
Host Hotels & Resorts LP, 6.00%, 10/01/21	725	763,823

		8,705,928
Food & Staples Retailing — 3.2%
CVS Health Corp.:
2.80%, 07/20/20	2,000	1,981,431
4.10%, 03/25/25	2,185	2,179,150
4.30%, 03/25/28	2,635	2,614,339
4.78%, 03/25/38	320	318,467
5.30%, 12/05/43	175	182,886
5.13%, 07/20/45	360	370,093
5.05%, 03/25/48	235	240,368
Kroger Co., 4.45%, 02/01/47	365	334,211
Walgreens Boots Alliance, Inc.:
3.45%, 06/01/26	195	185,045
4.80%, 11/18/44	255	247,550
Walmart, Inc.:
2.65%, 12/15/24	691	661,432
3.55%, 06/26/25	273	274,359
3.70%, 06/26/28	1,875	1,875,506
4.05%, 06/29/48	650	650,957

		12,115,794
Food Products — 1.0%
General Mills, Inc.:
3.20%, 04/16/21	145	144,060
3.70%, 10/17/23	240	238,530
4.20%, 04/17/28	120	118,164
4.70%, 04/17/48	235	225,439
Kraft Heinz Foods Co.:
5.38%, 02/10/20	1,290	1,326,669
3.00%, 06/01/26	710	648,091
5.00%, 06/04/42	250	238,709
4.38%, 06/01/46	365	322,367
Nestle Holdings, Inc., 4.00%, 09/24/48 (c)	645	630,550

		3,892,579
Gas Utilities — 0.2%
Fortis, Inc., 2.10%, 10/04/21	945	902,770

Health Care Equipment & Supplies — 1.5%
Abbott Laboratories:
3.75%, 11/30/26	1,000	997,194
4.75%, 11/30/36	385	409,733
4.75%, 04/15/43	117	122,638

Security	Par (000)	Value
Health Care Equipment & Supplies (continued)
4.90%, 11/30/46	$260	$282,370
Becton Dickinson and Co.:
2.68%, 12/15/19	88	87,506
(3 mo. LIBOR US + 1.030%), 3.35%, 06/06/22 (e)	1,525	1,533,458
3.70%, 06/06/27	515	492,462
Medtronic, Inc.:
3.15%, 03/15/22	960	953,483
4.63%, 03/15/44	500	527,287
4.63%, 03/15/45	275	291,261

		5,697,392
Health Care Providers & Services — 2.4%
Aetna, Inc.:
2.80%, 06/15/23	350	335,355
3.50%, 11/15/24	395	386,316
Anthem, Inc.:
4.35%, 08/15/20	700	714,245
2.50%, 11/21/20	285	280,490
5.10%, 01/15/44	300	310,969
Coventry Health Care, Inc., 5.45%, 06/15/21	850	890,071
Halfmoon Parent, Inc., 3.20%, 09/17/20 (c)	1,870	1,863,137
HCA, Inc.:
5.25%, 06/15/26	563	579,186
5.50%, 06/15/47	559	566,686
UnitedHealth Group, Inc.:
3.35%, 07/15/22	75	74,896
2.88%, 03/15/23	1,175	1,145,689
3.75%, 07/15/25	770	773,662
4.63%, 11/15/41	645	677,154
4.75%, 07/15/45	120	128,423
4.25%, 06/15/48	200	200,731

		8,927,010
Hotels, Restaurants & Leisure — 0.4%
McDonald’s Corp.:
2.75%, 12/09/20	85	84,379
4.88%, 12/09/45	365	381,712
4.45%, 03/01/47	455	446,792
4.45%, 09/01/48	675	661,844

		1,574,727
Household Durables — 0.2%
Newell Brands, Inc., 3.85%, 04/01/23	850	831,933

Industrial Conglomerates — 0.4%
Eaton Corp., 4.15%, 11/02/42	375	355,223
General Electric Co.:
6.75%, 03/15/32	308	372,459
6.15%, 08/07/37	205	234,800
Tyco Electronics Group SA, 3.50%, 02/03/22	600	599,488

		1,561,970
Insurance — 1.5%
American International Group, Inc.:
6.40%, 12/15/20	485	516,028
3.30%, 03/01/21	220	219,545
3.90%, 04/01/26	740	723,439
Aon PLC, 4.00%, 11/27/23	1,760	1,778,693
Marsh & McLennan Cos., Inc.:
2.35%, 03/06/20	1,000	986,709
3.75%, 03/14/26	600	589,233
Teachers Insurance & Annuity Association of America, 6.85%, 12/16/39 (c)	90	118,117
Willis North America, Inc., 4.50%, 09/15/28	670	669,810

		5,601,574

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (unaudited) (continued) September 30, 2018	Series C Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Internet & Direct Marketing Retail — 0.8%
Amazon.com, Inc.:
2.40%, 02/22/23	$550	$529,161
2.80%, 08/22/24	525	506,531
3.15%, 08/22/27	1,975	1,892,358

		2,928,050
IT Services — 0.9%
Fidelity National Information Services, Inc.:
3.63%, 10/15/20	1,590	1,598,850
3.50%, 04/15/23	330	326,131
5.00%, 10/15/25	119	125,299
4.75%, 05/15/48	240	238,022
Visa, Inc.:
2.80%, 12/14/22	510	499,878
3.15%, 12/14/25	620	601,165

		3,389,345
Life Sciences Tools & Services — 0.7%
Life Technologies Corp., 6.00%, 03/01/20	820	849,166
Thermo Fisher Scientific, Inc., 4.50%, 03/01/21	1,850	1,899,307

		2,748,473
Machinery — 0.1%
John Deere Capital Corp., 2.65%, 06/24/24	215	204,400

Media — 3.8%
21st Century Fox America, Inc., 6.40%, 12/15/35	306	389,983
Charter Communications Operating LLC/Charter Communications Operating Capital:
4.46%, 07/23/22	1,075	1,092,999
4.50%, 02/01/24	925	930,669
6.38%, 10/23/35	325	349,537
6.48%, 10/23/45	2,100	2,257,465
5.75%, 04/01/48	385	385,244
6.83%, 10/23/55	57	62,914
Comcast Corp.:
3.15%, 03/01/26	395	372,914
4.25%, 01/15/33	650	637,205
6.50%, 11/15/35	125	150,843
4.50%, 01/15/43	225	216,328
4.60%, 08/15/45	230	225,216
4.00%, 03/01/48	340	305,159
Cox Communications, Inc.:
3.35%, 09/15/26 (c)	460	427,289
3.50%, 08/15/27 (c)	1,105	1,038,082
Discovery Communications LLC:
2.95%, 03/20/23	345	329,975
3.80%, 03/13/24	875	858,168
5.20%, 09/20/47	335	327,542
Grupo Televisa SAB, 6.63%, 01/15/40	205	233,111
Interpublic Group of Cos., Inc.:
3.50%, 10/01/20	115	115,010
3.75%, 10/01/21	85	85,168
4.65%, 10/01/28	695	696,039
5.40%, 10/01/48	115	114,320
Sky PLC, 2.63%, 09/16/19 (c)	200	199,031
Time Warner Cable LLC:
8.25%, 04/01/19	695	712,764
4.50%, 09/15/42	137	116,915
Viacom, Inc.:
4.38%, 03/15/43	199	173,671
5.85%, 09/01/43	274	289,885
Warner Media LLC:
3.60%, 07/15/25	305	292,262
3.88%, 01/15/26	592	574,439
3.80%, 02/15/27	315	301,316

		14,261,463

Security	Par (000)	Value
Metals & Mining — 0.3%
Rio Tinto Finance USA Ltd.:
3.75%, 06/15/25	$74	$74,307
7.13%, 07/15/28	550	685,508
Southern Copper Corp., 5.88%, 04/23/45	425	465,269

		1,225,084
Multi-Utilities — 2.1%
CMS Energy Corp., 5.05%, 03/15/22	1,644	1,716,731
Dominion Energy Gas Holdings LLC, 2.50%, 12/15/19	845	838,607
NiSource, Inc.:
5.25%, 02/15/43	440	465,290
3.95%, 03/30/48	450	403,887
Pacific Gas & Electric Co.:
4.25%, 08/01/23 (c)	1,160	1,165,974
3.85%, 11/15/23	575	570,390
4.65%, 08/01/28 (c)	235	236,679
4.30%, 03/15/45	240	219,669
4.25%, 03/15/46	152	139,387
4.00%, 12/01/46	149	130,484
Sempra Energy, 2.40%, 02/01/20	520	513,517
Virginia Electric & Power Co.:
6.00%, 01/15/36	900	1,068,793
4.45%, 02/15/44	350	354,282
WEC Energy Group, Inc., 3.38%, 06/15/21	235	235,053

		8,058,743
Oil, Gas & Consumable Fuels — 8.7%
Andeavor Logistics LP/Tesoro Logistics Finance Corp.:
6.25%, 10/15/22	336	345,240
3.50%, 12/01/22	70	68,927
4.25%, 12/01/27	180	175,877
Apache Corp., 4.38%, 10/15/28	1,085	1,064,136
Canadian Natural Resources Ltd., 3.85%, 06/01/27	650	633,015
Cenovus Energy, Inc., 4.25%, 04/15/27	425	410,826
Cimarex Energy Co., 3.90%, 05/15/27	940	897,987
Concho Resources, Inc., 3.75%, 10/01/27	1,205	1,150,170
ConocoPhillips Co., 4.95%, 03/15/26	600	647,643
Continental Resources, Inc.:
4.50%, 04/15/23	1,330	1,353,411
3.80%, 06/01/24	725	710,980
4.90%, 06/01/44	530	523,357
Devon Energy Corp.:
3.25%, 05/15/22	731	718,155
5.00%, 06/15/45	204	200,949
El Paso Natural Gas Co. LLC, 8.63%, 01/15/22	485	552,835
Encana Corp., 6.50%, 05/15/19	750	766,243
Energy Transfer Partners LP:
5.20%, 02/01/22	5	5,192
6.50%, 02/01/42	560	615,015
5.30%, 04/15/47	36	34,878
Energy Transfer Partners LP/Regency Energy Finance Corp., 5.00%, 10/01/22	1,020	1,056,390
Enterprise Products Operating LLC:
5.70%, 02/15/42	435	492,078
4.45%, 02/15/43	854	828,010
4.25%, 02/15/48	340	320,062
Hess Corp., 5.80%, 04/01/47	600	631,897
Kerr-McGee Corp., 7.88%, 09/15/31	450	560,472
Kinder Morgan Energy Partners LP:
6.50%, 04/01/20	1,515	1,582,954
7.30%, 08/15/33	800	948,405
5.00%, 03/01/43	490	479,564
5.50%, 03/01/44	525	546,049

40	2 0 1 8 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2018	Series C Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Kinder Morgan, Inc.:
6.50%, 09/15/20	$925	$977,694
3.15%, 01/15/23	750	729,616
Marathon Oil Corp.:
2.80%, 11/01/22	1,200	1,153,347
4.40%, 07/15/27	735	734,926
Marathon Petroleum Corp., 4.75%, 09/15/44	381	368,324
MPLX LP, 4.70%, 04/15/48	595	554,478
Noble Energy, Inc., 5.25%, 11/15/43	425	419,190
Pioneer Natural Resources Co., 3.45%, 01/15/21	255	254,933
Plains All American Pipeline LP/PAA Finance Corp.:
2.60%, 12/15/19	900	893,004
4.90%, 02/15/45	300	278,337
Sabine Pass Liquefaction LLC:
5.63%, 02/01/21	750	780,113
5.75%, 05/15/24	425	456,225
Schlumberger Norge AS, 4.20%, 01/15/21 (c)	975	989,688
Spectra Energy Partners LP, 3.38%, 10/15/26	880	828,612
Sunoco Logistics Partners Operations LP, 5.35%, 05/15/45	800	780,030
Texas Eastern Transmission LP, 2.80%, 10/15/22 (c)	1,400	1,342,027
TransCanada PipeLines Ltd., 4.88%, 05/15/48	165	168,648
Transcontinental Gas Pipe Line Co. LLC, 4.00%, 03/15/28	265	258,942
Western Gas Partners LP, 5.38%, 06/01/21	1,025	1,059,425
Williams Cos., Inc., 4.50%, 11/15/23	1,300	1,323,997

		32,672,273

Pharmaceuticals — 3.0%
Allergan Funding SCS, 3.45%, 03/15/22	2,835	2,815,999
Bayer U.S. Finance II LLC:
3.88%, 12/15/23 (c)	825	819,464
4.25%, 12/15/25 (c)	1,150	1,142,932
Johnson & Johnson:
2.45%, 03/01/26	510	476,840
3.55%, 03/01/36	560	534,981
Merck & Co., Inc., 2.35%, 02/10/22	310	301,799
Mylan NV, 2.50%, 06/07/19	150	149,451
Shire Acquisitions Investments Ireland DAC:
1.90%, 09/23/19	1,000	989,308
2.40%, 09/23/21	1,310	1,265,313
2.88%, 09/23/23	1,445	1,376,126
Teva Pharmaceutical Finance IV BV, 3.65%, 11/10/21	514	496,652
Teva Pharmaceutical Finance Netherlands III BV, 2.20%, 07/21/21	415	389,975
Wyeth LLC, 5.95%, 04/01/37	425	515,183

		11,274,023

Road & Rail — 1.8%
Burlington Northern Santa Fe LLC:
5.75%, 05/01/40	500	598,429
4.15%, 12/15/48	385	380,711
CSX Corp.:
3.80%, 03/01/28	480	473,172
4.30%, 03/01/48	355	347,523
Kansas City Southern, 2.35%, 05/15/20	370	362,870
Norfolk Southern Corp.:
3.80%, 08/01/28	875	865,943
3.94%, 11/01/47	210	195,028
4.15%, 02/28/48	140	135,273
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.38%, 02/01/22 (c)	1,000	986,012
Ryder System, Inc., 2.88%, 09/01/20	1,000	992,884

Security	Par (000)	Value
Road & Rail (continued)
Union Pacific Corp.:
4.05%, 03/01/46	$355	$333,890
4.50%, 09/10/48	680	693,528
4.80%, 09/10/58	350	361,801

		6,727,064

Semiconductors & Semiconductor Equipment — 2.1%
Analog Devices, Inc.:
2.50%, 12/05/21	340	327,157
3.50%, 12/05/26	80	76,621
Applied Materials, Inc., 3.30%, 04/01/27	705	678,938
Broadcom Corp./Broadcom Cayman Finance Ltd.:
2.38%, 01/15/20	2,035	2,011,125
3.00%, 01/15/22	625	608,913
KLA-Tencor Corp., 4.65%, 11/01/24	40	40,988
NVIDIA Corp.:
2.20%, 09/16/21	490	475,847
3.20%, 09/16/26	1,185	1,132,919
NXP BV/NXP Funding LLC, 4.63%, 06/01/23 (c)	775	785,656
QUALCOMM, Inc.:
3.25%, 05/20/27	1,250	1,176,407
4.30%, 05/20/47	510	479,268

		7,793,839

Software — 2.1%
Microsoft Corp.:
2.88%, 02/06/24	990	967,828
2.40%, 08/08/26	1,235	1,138,737
4.10%, 02/06/37	530	547,462
3.75%, 02/12/45	466	451,632
4.45%, 11/03/45	517	553,638
3.70%, 08/08/46	370	353,897
Oracle Corp.:
2.40%, 09/15/23	2,050	1,955,954
2.65%, 07/15/26	1,190	1,104,472
3.25%, 11/15/27	800	769,769
4.00%, 11/15/47	295	280,124

		8,123,513

Specialty Retail — 0.3%
Home Depot, Inc.:
4.40%, 03/15/45	215	223,438
4.25%, 04/01/46	335	342,147
Lowe’s Cos., Inc., 3.70%, 04/15/46	425	385,919
QVC, Inc., 4.38%, 03/15/23	250	246,933

		1,198,437

Technology Hardware, Storage & Peripherals — 2.0%
Apple Inc.:
(3 mo. LIBOR US + 0.500%), 2.84%, 02/09/22 (e)	1,725	1,747,471
2.85%, 02/23/23	1,010	994,266
3.25%, 02/23/26	855	835,721
2.45%, 08/04/26	1,050	968,298
2.90%, 09/12/27	375	353,413
4.38%, 05/13/45	960	998,157
3.85%, 08/04/46	730	700,044
Dell International LLC/EMC Corp., 8.35%, 07/15/46 (c)	595	740,629
Hewlett Packard Enterprise Co., 3.50%, 10/05/21	125	124,865

		7,462,864

Tobacco — 1.9%
Altria Group, Inc.:
2.63%, 09/16/26	210	191,731
4.50%, 05/02/43	75	72,445

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (unaudited) (continued) September 30, 2018	Series C Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Tobacco (continued)
BAT Capital Corp.:
3.22%, 08/15/24 (c)	$1,235	$1,177,125
3.56%, 08/15/27 (c)	640	595,999
BAT International Finance PLC, 2.75%, 06/15/20 (c)	1,000	989,570
Philip Morris International, Inc., 3.88%, 08/21/42	105	94,252
Reynolds American, Inc.:
4.00%, 06/12/22	730	734,507
4.85%, 09/15/23	220	228,266
4.45%, 06/12/25	2,000	2,014,739
5.70%, 08/15/35	550	587,429
7.00%, 08/04/41	350	415,581

		7,101,644

Trading Companies & Distributors — 0.9%
Air Lease Corp.:
2.50%, 03/01/21	905	884,006
3.38%, 06/01/21	540	536,525
3.88%, 07/03/23	900	891,876
Intercontinental Exchange, Inc., 4.25%, 09/21/48	320	314,880
International Lease Finance Corp., 5.88%, 04/01/19	885	897,215

		3,524,502

Wireless Telecommunication Services — 0.6%
America Movil SAB de CV, 5.00%, 03/30/20	468	479,326
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, 3.36%, 03/20/23 (c)	255	254,044
Vodafone Group PLC:
3.75%, 01/16/24	850	840,368
4.38%, 02/19/43	327	294,066
5.25%, 05/30/48	320	321,278

		2,189,082

Total Corporate Bonds — 88.8% (Cost: $338,679,989)		335,112,954

Foreign Agency Obligations — 1.4%

China — 0.2%
CNOOC Finance 2013 Ltd., 3.00%, 05/09/23	800	767,783

Mexico — 1.2%
Petroleos Mexicanos:
5.50%, 01/21/21	1,300	1,342,133
6.38%, 02/04/21	633	662,434
5.38%, 03/13/22	155	158,875
4.63%, 09/21/23	825	815,925
6.38%, 01/23/45	475	438,306
6.35%, 02/12/48 (c)	1,060	967,950

		4,385,623

Total Foreign Agency Obligations — 1.4% (Cost: $5,305,028)		5,153,406

Foreign Government Obligations — 1.8%

Colombia — 0.2%
Republic of Colombia:
5.63%, 02/26/44	413	445,524
5.00%, 06/15/45	260	260,325

		705,849

Security	Par (000)	Value
Indonesia — 0.3%
Republic of Indonesia:
4.13%, 01/15/25 (c)	$350	$345,188
3.50%, 01/11/28	975	910,406

		1,255,594

Mexico — 0.7%
United Mexican States:
4.15%, 03/28/27	470	461,540
4.75%, 03/08/44	1,123	1,070,780
4.60%, 02/10/48	925	867,650

		2,399,970

Peru — 0.1%
Republic of Peru, 5.63%, 11/18/50	290	344,013

Poland — 0.1%
Republic of Poland, 3.25%, 04/06/26	440	426,417

Uruguay — 0.4%
Republic of Uruguay:
4.38%, 10/27/27	1,190	1,209,635
5.10%, 06/18/50	375	382,500

		1,592,135
Total Foreign Government Obligations — 1.8% (Cost: $6,741,425)		6,723,978

Taxable Municipal Bonds — 2.3%
Chicago O’Hare International Airport RB, 6.40%, 01/01/40	1,000	1,284,640
Los Angeles Department of Water & Power Power System RB, 6.57%, 07/01/45	1,075	1,478,308
Metropolitan Transportation Authority, New York RB, 7.34%, 11/15/39	1,125	1,604,363
Port Authority of New York & New Jersey RB, 4.46%, 10/01/62	1,300	1,347,151
State of California GO:
7.30%, 10/01/39	510	712,067
7.63%, 03/01/40	1,125	1,638,169
7.60%, 11/01/40	430	639,083

Total Taxable Municipal Bonds — 2.3% (Cost: $7,426,323)		8,703,781

Total Long-Term Investments — 98.2% (Cost: $373,144,653)		370,631,820

	Shares
Short-Term Securities — 1.0%
Dreyfus Treasury Securities Cash Management, Institutional Class, 1.91% (g)	3,655,153	3,655,153

Total Short-Term Securities — 1.0% (Cost: $3,655,153)		3,655,153

Options Purchased — 0.0%
(Cost: $173,230)		178,360

Total Investments — 99.2% (Cost: $376,973,036)		374,465,333
Other Assets Less Liabilities — 0.8%		2,836,145

Net Assets — 100.0%		$377,301,478

42	2 0 1 8 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2018	Series C Portfolio

(a)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(b)	Perpetual security with no stated maturity date.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(e)	Variable rate security. Rate shown is the rate in effect as of period end.
(f)	Step-down bond that pays an initial coupon rate for the first period and then a lower coupon rate for the following periods. Rate as of period end.
(g)	Annualized 7-day yield as of period end.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
U.S. Treasury Bonds (30 Year)	48	12/19/18	$6,744	$(127,694)
U.S. Ultra Treasury Bonds	70	12/19/18	10,800	(354,315)
U.S. Treasury Notes (2 Year)	48	12/31/18	10,115	(17,185)

				(499,194)

Short Contracts
U.S. Treasury Notes (10 Year)	26	12/19/18	3,088	15,904
U.S. Ultra Treasury Notes (10 Year)	8	12/19/18	1,008	10,035
U.S. Treasury Notes (5 Year)	25	12/31/18	2,812	14,526

				40,465

				$(458,729)

OTC Interest Rate Swaptions Purchased

	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)	Value
Description	Rate	Frequency	Rate	Frequency

Put
30-Year Interest Rate Swap, 09/10/50	3.50%	Semi-annual	3-month LIBOR, 2.40%	Quarterly	JPMorgan Chase Bank N.A.	09/08/20	3.50%	$4,760	$178,360

Centrally Cleared Credit Default Swaps — Buy Protection

Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)	Value	Upfront Premium Received	Unrealized Depreciation

CDX.NA.IG.31.V1	1.00%	Quarterly	12/20/23	$7,475	$(146,746)	$(140,780)	$(5,966)

OTC Credit Default Swaps — Sell Protection

Reference Obligation	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating(a)	Notional Amount (000)(b)	Value	Upfront Premium Received	Unrealized Appreciation
Host Hotels & Resorts LP	1.00%	Quarterly	Credit Suisse International	03/20/19	BBB	$825	$3,922	$(473)	$4,395
American Tower Corp.	1.00%	Quarterly	Morgan Stanley & Co. International PLC	06/20/21	BBB-	$1,875	(7,283)	(41,888)	34,605

							$(3,361)	$(42,361)	$39,000

(a)	Using S&P’s rating of the issuer.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (unaudited) (continued) September 30, 2018	Series C Portfolio

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

Centrally Cleared Swaps(a)	$—	$140,780	$ —	$5,966
OTC Swaps	—	42,361	39,000	—

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Futures contracts	Net unrealized appreciation(a)	$—	$—	$—	$—	$40,465	$—	$40,465
Options purchased	Investments at value — unaffiliated(b)	—	—	—	—	178,360	—	178,360
Swaps — OTC	Unrealized appreciation on OTC swaps	—	39,000	—	—	—	—	39,000

		$—	$39,000	$—	$—	$218,825	$—	$257,825

Liabilities — Derivative Financial Instruments

Futures contracts	Net unrealized depreciation(a)	$—	$—	$—	$—	$499,194	$—	$499,194
Swaps — OTC	Swaps premiums received	—	42,361	—	—	—	—	42,361
Swaps — centrally cleared	Net unrealized depreciation(a)	—	5,966	—	—	—	—	5,966

		$—	$48,327	$—	$—	$499,194	$—	$547,521

(a)

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

(b)	Includes options purchased at value as reported in the Schedule of Investments.

For the six months ended September 30, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Futures contracts	$—	$—	$—	$—	$837,871	$—	$837,871
Options purchased(a)	—	—	—	—	(77,442)	—	(77,442)
Swaps	—	13,560	—	—	(44,034)	—	(30,474)

	$—	$13,560	$—	$—	$716,395	$—	$729,955

Net Change in Unrealized Appreciation (Depreciation) on:

Futures contracts	$—	$—	$—	$—	$(1,261,122)	$—	$(1,261,122)
Options purchased(a)	—	—	—	—	43,595	—	43,595
Swaps	—	(13,047)	—	—	58,993	—	45,946

	$—	$(13,047)	$—	$—	$(1,158,534)	$—	$(1,171,581)

(a)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

44	2 0 1 8 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2018	Series C Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$30,804,720
Average notional value of contracts — short	4,476,668
Options:
Average notional value of swaption contracts purchased	6,690,000
Credit default swaps:
Average notional value — buy protection	3,737,500
Average notional value — sell protection	2,700,000
Interest rate swaps:
Average notional value — pays fixed rate	950,000

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Futures contracts	$2,635	$33,742
Options(a)	178,360	—
Swaps — Centrally cleared	—	415
Swaps — OTC(b)	39,000	42,361

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$219,995	$76,518
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(2,635)	(34,157)

Total derivative assets and liabilities subject to an MNA	$217,360	$42,361

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets(b)

Credit Suisse International	$4,395	$(473)	$—	$—	$3,922
JPMorgan Chase Bank N.A	178,360	—	—	—	178,360
Morgan Stanley & Co., International PLC	34,605	(34,605)	—	—	—

	$217,360	$(35,078)	$—	$—	$182,282

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities(c)

Credit Suisse International	$473	$(473)	$—	$—	$—
Morgan Stanley & Co., International PLC	41,888	(34,605)	—	—	7,283

	$42,361	$(35,078)	$—	$—	$7,283

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default.

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (unaudited) (continued) September 30, 2018	Series C Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments(a)	$—	$370,631,820	$—	$370,631,820
Short-Term Securities	3,655,153	—	—	3,655,153
Options Purchased:
Interest rate contracts	—	178,360	—	178,360

	$3,655,153	$370,810,180	$—	$374,465,333

Derivative Financial Instruments(b)
Assets:
Credit contracts	$—	$39,000	$—	$39,000
Interest rate contracts	40,465	—	—	40,465
Liabilities:
Credit contracts	—	(5,966)	—	(5,966)
Interest rate contracts	(499,194)	—	—	(499,194)

	$(458,729)	$33,034	$—	$(425,695)

(a)	See above Schedule of Investments for values in each security type.
(b)	Derivative financial instruments are swaps and futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

During the six months ended September 30, 2018, there were no transfers between levels.

See notes to financial statements.

46	2 0 1 8 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) September 30, 2018	Series E Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds — 94.6%

Alabama — 1.6%
Alabama Special Care Facilities Financing Authority-Birmingham, Methodist Home for the Aging Project, Series 2015-1, RB, 5.50%, 06/01/30	$500	$539,805
County of Jefferson Alabama Sewer, Refunding RB, Sub-Lien, Warrants, Series D, 6.50%, 10/01/53	1,000	1,168,820
State of Alabama Docks Department, Refunding RB, AMT, (AGM), Series A, 5.00%, 10/01/35	1,000	1,101,940

		2,810,565
Alaska — 0.2%
Northern Tobacco Securitization Corp., Refunding RB, Asset-Backed, Series A:
4.63%, 06/01/23	90	90,021
5.00%, 06/01/46	330	329,997

		420,018
Arizona — 2.1%
Arizona IDA:
RB, Academies Math & Science Project, Series B, 5.13%, 07/01/47 (a)	195	185,291
Refunding RB, Basis Schools Projects, Series A, 5.00%, 07/01/26 (a)	300	317,952
Refunding RB, Basis Schools Projects, Series A, 5.13%, 07/01/37 (a)	605	623,077
Refunding RB, Odyssey Prepatory Academy Project, 5.50%, 07/01/52 (a)	485	470,489
City of Phoenix IDA:
RB, Legacy Traditional Schools Project, 5.00%, 07/01/46 (a)	570	579,103
Refunding RB, Basis Schools Projects, 5.00%, 07/01/45 (a)	140	141,910
Refunding RB, Basis Schools Projects, Series A, 5.00%, 07/01/35 (a)	45	46,031
Refunding RB, Basis Schools Projects, Series A, 5.00%, 07/01/46 (a)	50	50,653
Refunding RB, Legacy Traditional Schools Project, 5.00%, 07/01/35 (a)	300	306,873
Refunding RB, Legacy Traditional Schools Project, 5.00%, 07/01/45 (a)	100	101,306
La Paz County IDA, RB, Imagine Schools West Middle Project, 5.88%, 06/15/48 (a)	285	282,597
Salt Verde Financial Corp., RB, 5.00%, 12/01/37	500	578,890

		3,684,172
Arkansas — 0.3%
Pulaski County Public Facilities Board, RB:
5.00%, 12/01/39	230	248,175
5.00%, 12/01/42	250	269,182

		517,357
California — 7.9%
California County Tobacco Securitization Agency:
RB, Asset-Backed, 5.45%, 06/01/28	500	502,055
RB, Asset-Backed, 5.60%, 06/01/36	425	426,313
RB, Asset-Backed, 5.70%, 06/01/46	760	761,467
Refunding RB, Asset-Backed, Merced County Project, Series A, 5.00%, 06/01/26	20	20,133
Refunding RB, Asset-Backed, Sonoma County Corp. Project, 5.00%, 06/01/26	275	276,823

Security	Par (000)	Value
California (continued)
Refunding RB, Asset-Backed, Sonoma County Corp. Project, 5.25%, 06/01/45	$330	$332,188
Refunding RB, Golden Gate Tobacco Project, Series A, 5.00%, 06/01/36	300	299,979
California Educational Facilities Authority, RB, Chapman University Project, 5.00%, 04/01/45	500	549,035
California Infrastructure & Economic Development Bank, Refunding RB, Academy Motion Picture Art Project, 4.00%, 11/01/45	750	764,497
California Municipal Finance Authority:
RB, John Adams Academics Project, 5.00%, 10/01/35	250	254,010
RB, John Adams Academics Project, 5.25%, 10/01/45	250	254,630
RB, Sycamore Academy Project, 5.63%, 07/01/44 (a)	150	152,004
Refunding RB, Community Medical Centers Project, Series A, 5.00%, 02/01/46	650	700,310
California School Finance Authority, RB:
Alliance College-Ready Public Schools Project, 5.00%, 07/01/51 (a)	300	313,956
Alta Public Schools Project, Series A, 6.75%, 11/01/45 (a)	250	262,137
California Statewide Communities Development Authority:
RB, Loma Linda University Medical Center Project, Series A, 5.25%, 12/01/56 (a)	100	106,409
Refunding RB, (AGM), 5.00%, 11/15/49	500	544,710
Refunding RB, 899 Charleston Project, Series A, 5.25%, 11/01/44 (a)	250	262,307
Refunding RB, Adventist Health System Project, Series A, 4.00%, 03/01/48	595	598,237
California Statewide Financing Authority, RB, Asset-Backed:
Series A, 6.00%, 05/01/43	85	85,013
Series B, 5.63%, 05/01/29	110	110,093
Series B, 6.00%, 05/01/43	315	315,047
City of Irvine, Community Facilities District No. 2013-3, (Great Park) Improvement Area No. 1, Special Tax Bonds, 5.00%, 09/01/44	250	267,937
City of Los Angeles Department of Airports, RB, AMT, Los Angeles International Airport Project, 5.00%, 05/15/46	1,000	1,091,830
City of Roseville, CDF No. 1, Special Tax Bonds, 5.00%, 09/01/44	500	532,585
Golden State Tobacco Securitization Corp., Refunding RB, Series A-1, 5.25%, 06/01/47	355	368,004
Oakland Unified School District, GO, Series A, 5.00%, 08/01/40	350	393,159
Riverside County Public Financing Authority, RB, Capital Facilities Project, 5.25%, 11/01/45	500	569,905
San Diego Tobacco Settlement Revenue Funding Corp., Refunding RB, Series C, 4.00%, 06/01/32	935	955,215
San Francisco City & County Redevelopment Agency, Tax Allocation Bonds, Mission Bay’s Redevelopment Project, Sub-Series D, 0.00%, 08/01/31 (a)(b)	580	303,195
Tobacco Securitization Authority of Southern California, Refunding RB, Senior, Series A-1:
5.00%, 06/01/37	1,260	1,265,746

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (unaudited) (continued) September 30, 2018	Series E Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value
California (continued)
5.13%, 06/01/46	$585	$587,668

		14,226,597
Colorado — 4.0%
Amber Creek Metropolitan District, GO, Refunding, Series A, 5.13%, 12/01/47	1,000	985,780
Arista Metropolitan District, GO, Refunding, Improvement, County Unlimited and Special Project, Series A, 5.00%, 12/01/38	500	506,320
Centerra Metropolitan District No. 1, Tax Allocation Bonds, 5.00%, 12/01/47 (a)	155	156,381
Colorado Educational & Cultural Facilities Authority, Refunding RB, Charter School-University Project, 5.00%, 12/15/45	500	518,005
Colorado Health Facilities Authority:
RB, Catholic Health Initiatives Project, Series A, 5.00%, 07/01/38	215	225,619
RB, Catholic Health Initiatives Project, Series A, 5.25%, 01/01/40	815	863,851
RB, Catholic Health Initiatives Project, Series A, 5.25%, 01/01/45	610	646,563
Refunding RB, Catholic Health Initiatives Project, Series A, 5.00%, 07/01/39	400	405,316
Refunding RB, Catholic Health Initiatives Project, Series A, 5.00%, 02/01/41	200	205,834
Refunding RB, Sunny Vista Living Center Project, Series A, 6.13%, 12/01/45 (a)	130	135,684
Copperleaf Metropolitan District No. 2, GO, Refunding, 5.75%, 12/01/45	500	523,320
Denver Convention Center Hotel Authority, Refunding RB, 5.00%, 12/01/40	925	995,513
North Holly Metropolitan District, GO, Series A, 5.50%, 12/01/48	500	487,740
Serenity Ridge Metropolitan District No. 2, GO, Refunding, Series A, 5.13%, 12/01/37	550	559,691

		7,215,617
Connecticut — 1.2%
Connecticut Housing Finance Authority, Refunding RB, Sub-Series B-1, 4.00%, 05/15/45	370	369,981
Mohegan Tribal Finance Authority, RB, 7.00%, 02/01/45 (a)	215	219,218
Mohegan Tribe of Indians of Connecticut:
RB, Series A, 6.75%, 02/01/45 (a)	98	105,528
Refunding RB, Priority District Project, Series C, 6.25%, 02/01/30 (a)	330	361,169
State of Connecticut, GO, Series A, 5.00%, 04/15/37	1,035	1,124,072

		2,179,968
Delaware — 0.6%
Delaware State EDA, RB, Exempt Facility Indian River Power Project, 5.38%, 10/01/45	505	526,367
Kent County Student Housing & Dining Facilities Authority, RB, Dover State University Project, Series A, 5.00%, 07/01/58	560	582,243

		1,108,610
District of Columbia — 0.7%
District of Columbia Housing Finance Agency, RB, Series B-2, 4.10%, 09/01/39	1,315	1,318,866

Florida — 5.4%
Babcock Ranch Community Independent Special District, Special Assessment Bonds, 4.25%, 11/01/21	335	340,407

Security	Par (000)	Value
Florida (continued)
Brevard County Health Facilities Authority, Refunding RB, Health First, Inc. Project, 5.00%, 04/01/39	$500	$534,375
Capital Region Community Development District, Special Assessment Bonds, Refunding, Series A-2, 4.60%, 05/01/31	485	480,504
Capital Trust Agency, Inc., RB:
Gardens Apartments Project, Series A, 5.00%, 07/01/50	500	508,550
University Bridge LLC Student Housing Project, Series A, 5.25%, 12/01/58 (a)	605	604,952
Celebration Pointe Community Development District, Special Assessment Bonds:
5.13%, 05/01/45	250	252,465
Alachua County Project, 4.00%, 05/01/22 (a)	100	101,386
Collier County Health Facilities Authority, Refunding RB, Series A, 5.00%, 05/01/45	1,000	1,073,470
Florida Development Finance Corp., RB:
AMT, Waste Pro USA, Inc. Project, 5.00%, 08/01/29 (a)(c)	470	484,490
Renaissance Charter School Project, Series A, 6.13%, 06/15/44	45	46,395
Florida Higher Educational Facilities Financial Authority, RB, Jacksonville University Project, Series A-1, 5.00%, 06/01/48 (a)	355	369,892
Greater Orlando Aviation Authority, Refunding RB, AMT, Special Purpose JetBlue Airway Project, 5.00%, 11/15/36	250	260,975
Hillsborough County Aviation Authority, Refunding RB, AMT, Tampa International Project, Series A, 5.00%, 10/01/44	350	377,786
Lakewood Ranch Stewardship District, Special Assessment Bonds:
4.88%, 05/01/35	250	252,302
Village of Lakewood Ranch Project, Series 2016,5.13%, 05/01/46	100	102,680
Miami Health Facilities Authority, Refunding RB, Miami Jewish Health Systems Obligation Project:
5.13%, 07/01/38	500	546,160
5.13%, 07/01/46	390	423,591
Orange County Health Facilities Authority:
RB, Presbyterian Retirement Community Project, 5.00%, 08/01/35	250	268,665
Refunding RB, Presbyterian Retirement Community Project, 5.00%, 08/01/41	695	746,270
Putnam County Development Authority, Refunding RB, Seminole Project, Series A, 5.00%, 03/15/42	1,000	1,099,800
Trout Creek Community Development District, Special Assessment Bonds:
4.50%, 05/01/23	250	250,132
5.00%, 05/01/28	240	239,983
5.63%, 05/01/45	250	253,205

		9,618,435
Georgia — 0.2%
Gainesville & Hall County Hospital Authority, Refunding RB, North East Georgia Health Systems, Inc. Project, 5.50%, 08/15/54	250	282,272
Georgia Housing & Finance Authority, RB, Series A, 4.00%, 12/01/48	140	136,164

		418,436

48	2 0 1 8 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2018	Series E Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Hawaii — 0.1%
State of Hawaii Department of Budget & Finance, Refunding RB, 5.00%, 01/01/45 (a)	$220	$217,446

Idaho — 0.2%
Idaho Health Facilities Authority, Refunding RB, St. Luke’s, Health System Project, Series A:
4.00%, 03/01/38	210	209,994
4.00%, 03/01/43	105	104,511

		314,505
Illinois — 9.0%
City of Chicago Board of Education, GO:
Refunding, Series B, 4.00%, 12/01/35	230	211,421
Refunding, Series C, 5.00%, 12/01/34	625	643,012
Refunding, Series D, 5.00%, 12/01/25	290	303,114
Refunding, Series F, 5.00%, 12/01/22	215	223,830
Series A, 5.00%, 12/01/41	200	201,556
Series A, 5.00%, 12/01/42	570	571,659
Series H, 5.00%, 12/01/46	625	634,137
City of Chicago, GO, Refunding, Series A:
5.00%, 01/01/36	250	258,245
6.00%, 01/01/38	275	309,386
City of Chicago, O’Hare International Airport Revenue:
Refunding RB, Senior Lien, Series D, 5.00%, 01/01/39	260	278,434
Refunding RB, Series D, 5.00%, 01/01/46	1,000	1,075,330
City of Chicago, Wastewater Transmission Revenue, Refunding RB, Second Lien, Series C, 5.00%, 01/01/39	500	531,060
Cook County Community College District No. 508, GO, 5.25%, 12/01/30	920	966,120
Illinois Finance Authority, Refunding RB:
Chicago LLC University of Illinois at Chicago Project, 5.00%, 02/15/47	900	960,372
Lutheran Home & Services Project, 5.50%, 05/15/30	500	523,130
Presence Health Network Project, Series C, 5.00%, 02/15/36	1,500	1,680,450
Presence Health Network Project, Series C, 5.00%, 02/15/41	650	722,676
Senior, Rogers Park Montessori School Project, 6.13%, 02/01/45	150	155,739
Southern Illinois Healthcare Enterprises, Inc. Project, 4.00%, 03/01/35	600	597,126
Metropolitan Pier & Exposition Authority:
RB, McCormick Place Expansion Project, Series 2015A, 5.50%, 06/15/53	390	419,699
Refunding RB, McCormick Place Expansion Project, Series B, 5.00%, 06/15/52	80	82,030
Refunding RB, McCormick Project, Series B-2, 5.00%, 06/15/50	600	609,252
Refunding RB, McCormick Project, Series B-2, 5.20%, 06/15/50	405	411,427
State of Illinois, GO:
5.00%, 01/01/28	1,005	1,051,531
5.00%, 04/01/31	1,000	1,031,480
5.50%, 07/01/33	365	388,437
5.00%, 03/01/37	300	305,067
5.00%, 05/01/39	275	280,214
Refunding, Series B, 5.00%, 10/01/27	400	421,932
Series A, 5.00%, 01/01/33	310	316,491

		16,164,357

Security	Par (000)	Value

Indiana — 1.7%
City of Vincennes, Refunding RB, Southwest Industrial Regional Youth Village Factory Project, 6.25%, 01/01/29 (a)	$455	$464,409
County of Allen RB, StoryPoint Fort Wayne Project:
6.63%, 01/15/34 (a)	100	106,370
6.75%, 01/15/43 (a)	395	419,632
6.88%, 01/15/52 (a)	380	404,476
Indiana Finance Authority:
RB, AMT, Private Activity Bond, Ohio River Bridges East End Crossing Project, 5.25%, 01/01/51	1,000	1,062,380
Refunding RB, Marquette Project, 4.75%, 03/01/32	270	274,495
Town of Chesterton RB, StoryPoint Chesterton Project, Series A, 6.38%, 01/15/51 (a)	265	273,652

		3,005,414
Iowa — 1.7%
Iowa Finance Authority:
RB, Lifespace Communities Project, Series A, 5.00%, 05/15/48	940	975,269
Refunding RB, Iowa Fertilizer Co. Project, 5.25%, 12/01/25	310	329,834
Refunding RB, Iowa Fertilizer Co. Project, Series A, 5.25%, 12/01/50 (c)	400	418,872
Refunding RB, Iowa Fertilizer Co. Project, Series B, 5.25%, 12/01/50 (c)	750	797,775
Iowa Tobacco Settlement Authority, Refunding RB, Asset-Backed, Series C, 5.50%, 06/01/42	485	489,821

		3,011,571
Kentucky — 0.3%
Kentucky Economic Development Finance Authority, Refunding RB, Owensboro Health Project, Series A, 5.25%, 06/01/41	500	536,270

Louisiana — 0.3%
Juban Crossing Economic Development District, Refunding RB, General Infrastructure Projects, Series C, 7.00%, 09/15/44 (a)	475	489,958

Maryland — 1.4%
Anne Arundel County Consolidated Special Taxing District, Special Tax Bonds, Villages at 2 Rivers Project, 5.25%, 07/01/44	250	250,972
City of Baltimore, Refunding RB, Baltimore Research Park Project, Series A, 4.00%, 09/01/27	100	102,273
County of Frederick, RB, Jefferson Technology Park Project, Series B, 7.13%, 07/01/43 (a)	150	160,110
Maryland Economic Development Corp:
RB, AMT, Green Bonds, Purple Line Light Rail Project, 5.00%, 03/31/51	620	660,319
Refunding RB, Towson University Project, 5.00%, 07/01/37	700	732,291
Refunding RB, University of Maryland Project, 5.00%, 07/01/39	100	106,343
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Meritus Medical Center Project, 5.00%, 07/01/40	500	531,715

		2,544,023

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (unaudited) (continued) September 30, 2018	Series E Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Massachusetts — 3.6%
Massachusetts Development Finance Agency:
RB, Baystate Medical Center Project, Series N, 5.00%, 07/01/44	$500	$534,415
RB, Emerson College Project, 5.00%, 01/01/43	500	537,500
RB, Emerson College Project, 5.00%, 01/01/48	1,000	1,071,010
RB, Emerson College Project, Series A, 5.00%, 01/01/47	500	532,630
RB, Green Bonds, Boston Medical Center Project, 5.00%, 07/01/44	180	191,308
RB, University of Massachusetts Boston Student Housing Project, 5.00%, 10/01/48	1,000	1,067,870
Refunding RB, Emmanuel College Project, Series A, 5.00%, 10/01/35	750	810,495
Massachusetts Housing Finance Agency, Refunding RB, AMT, Series A:
4.45%, 12/01/42	640	655,744
4.50%, 12/01/47	1,015	1,039,928

		6,440,900
Michigan — 1.5%
Michigan Finance Authority, Refunding RB, AMT, Senior Lien, Detroit Water & Sewerage Department Project, 5.00%, 07/01/44	250	263,950
Michigan State Housing Development Authority, RB, Series A, 4.05%, 10/01/48	530	529,083
Michigan Tobacco Settlement Finance Authority, RB, Turbo Project, Series A, 6.88%, 06/01/42	500	500,950
Wayne County Airport Authority:
RB, AMT, Detroit Metropolitan Wayne County Airport Project, 5.00%, 12/01/39	250	270,617
RB, Detroit Metropolitan Wayne County Airport Project, Series B, 5.00%, 12/01/44	500	544,710
RB, Series D, 5.00%, 12/01/40	500	549,465

		2,658,775
Minnesota — 2.0%
City of Brooklyn Park, RB, Athlos Leadership Academy Project, 5.25%, 07/01/30	350	354,931
City of Deephaven, Refunding RB, Eagle Ridge Academy Project, Series 2015A, 5.25%, 07/01/37	605	632,540
City of Minneapolis, Refunding RB, Fairview Health Services Project, Series A:
4.00%, 11/15/48	650	638,801
5.00%, 11/15/49	1,335	1,462,386
Housing & Redevelopment Authority of the City of St. Paul Minnesota, RB:
Great River School Project, Series A, 5.50%, 07/01/38 (a)	240	246,346
Hmong College Prep Academy Project, Series E, 5.50%, 09/01/36	310	323,097

		3,658,101
Missouri — 1.2%
City of St. Louis IDA, Refunding RB, Ballpark Village Development Project, Series A:
4.38%, 11/15/35	215	218,150
4.75%, 11/15/47	240	244,195
Kansas City IDA, Refunding RB, Kansas City United Methodist Church Project, 5.75%, 11/15/36 (a)	220	208,382

Security	Par (000)	Value
Missouri (continued)
Kansas City Land Clearance Redevelopment Authority, Tax Allocation Bonds:
Convention Center Hotel Project, Series B, 4.38%, 02/01/31 (a)	$170	$171,222
Convention Center Hotel Project, Series B, 5.00%, 02/01/40 (a)	260	266,919
Plaza at Noah’s Ark Community Improvement District, Refunding Tax Allocation Bonds, 5.00%, 05/01/35	400	383,024
Saint Louis County IDA, Refunding RB, Friendship Village St. Louis Project, 5.00%, 09/01/37	695	746,117

		2,238,009
Montana — 0.1%
Montana Board of Housing, RB, State Single Family Housing Project, Series A-2, 4.00%, 12/01/45	210	211,155

Nebraska — 0.3%
Douglas County Hospital Authority No. 3, Refunding RB, Health Facilities NE Methodist Hospital Project, 5.00%, 11/01/45	500	540,475

New Hampshire — 0.2%
New Hampshire Business Finance Authority, Refunding RB:
AMT, Resource Recovery Covanta Project, Series C, 4.88%, 11/01/42 (a)	130	130,073
Resource Recovery Covanta Project, Series B, 4.63%, 11/01/42 (a)	320	318,378

		448,451
New Jersey — 7.4%
Casino Reinvestment Development Authority, Refunding RB:
5.25%, 11/01/39	250	266,295
5.25%, 11/01/44	560	594,950
Essex County Improvement Authority, RB, AMT, 5.25%, 07/01/45 (a)	250	251,595
New Jersey EDA:
RB, AMT, Continental Airlines, Inc. Project, 4.88%, 09/15/19	205	208,930
RB, AMT, Kapkowski Road Landfill Project, Series 1998 B-MB, 6.50%, 04/01/31	100	112,377
RB, AMT, Private Activity — The Goethals Project, 5.38%, 01/01/43	500	540,075
RB, Provident Group-Kean Properties Project, 5.00%, 07/01/32	200	217,140
RB, Series WW, 5.25%, 06/15/40	1,000	1,074,010
Refunding RB, 5.00%, 06/15/23	200	214,346
Refunding RB, (AGM), Provident Group-Montclair Project, 5.00%, 06/01/37	200	217,874
Refunding RB, Charter, Greater Brunswick Project, Series A, 6.00%, 08/01/49 (a)	250	251,928
New Jersey Health Care Facilities Financing Authority, RB, Inspira Health Obligated Group Project, Series A, 4.00%, 07/01/47	540	532,699
New Jersey Health Care Facilities Financing Authority, Refunding RB:
Barnabas Health Obligated Project, 4.25%, 07/01/44	395	400,613
Barnabas Health Obligated Project, 5.00%, 07/01/44	220	236,916
New Jersey Transportation Trust Fund Authority, RB:

50	2 0 1 8 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2018	Series E Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value
New Jersey (continued)
Federal Highway Reimbursement Notes, Series A-1, 5.00%, 06/15/28	$1,700	$1,886,524
Transportation Program, Series AA, 5.00%, 06/15/38	325	336,177
Transportation Program, Series AA, 5.25%, 06/15/41	205	220,047
Transportation Program, Series AA, 5.00%, 06/15/44	30	31,281
Transportation Program, Series AA, 5.00%, 06/15/44	30	31,169
Transportation Program, Series AA, 5.00%, 06/15/46	450	470,012
Transportation Program, Series B, 5.00%, 06/15/42	280	289,265
New Jersey Turnpike Authority, RB, Series A, 5.00%, 01/01/43	1,000	1,093,180
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 06/01/36	345	380,262
Series A, 5.00%, 06/01/46	1,100	1,180,091
Series A, 5.25%, 06/01/46	1,285	1,409,388
Sub-Series B, 5.00%, 06/01/46	780	822,128

		13,269,272
New Mexico — 0.2%
New Mexico Hospital Equipment Loan Council, Refunding RB, Gerald Champion Regional Medical Center Project, 5.50%, 07/01/42	325	345,625

New York — 8.4%
Build NYC Resource Corp., Refunding RB, AMT, Pratt Paper, Inc. Project, 5.00%, 01/01/35 (a)	285	302,542
Chautauqua Tobacco Asset Securitization Corp., Refunding RB, 5.00%, 06/01/48	1,000	1,008,760
County of Cattaraugus, RB, St. Bonaventure University Project, 5.00%, 05/01/44	195	208,482
Dutchess County Industrial Development Agency, Refunding RB, Bard College Civic Facility Project, Series A-1, 5.00%, 08/01/46	530	514,460
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset Backed, Series A, 5.00%, 06/01/45	495	481,585
Hempstead Town Local Development Corp., RB, Molloy College Project, 5.00%, 07/01/44	500	529,630
MTA Hudson Rail Yards Trust Obligations, RB, Series A, 5.00%, 11/15/56	955	1,018,804
New York Counties Tobacco Trust IV, Refunding RB, Series A:
6.25%, 06/01/41 (a)	550	567,897
5.00%, 06/01/42	915	896,288
5.00%, 06/01/45	225	218,903
New York Counties Tobacco Trust VI, Refunding RB:
5.00%, 06/01/45	835	882,829
5.00%, 06/01/51	420	435,389
New York Liberty Development Corp.:
Refunding RB, Class 1-3 World Trade Center Project, 5.00%, 11/15/44 (a)	1,000	1,038,900
Refunding RB, Class 2-3 World Trade Center Project, 5.38%, 11/15/40 (a)	150	163,011
Refunding RB, Class 3-3 World Trade Center Project, 7.25%, 11/15/44 (a)	100	117,778
New York State Dormitory Authority, Refunding RB, Orange Regional Medical Center Project, 5.00%, 12/01/35 (a)	215	233,883

Security	Par (000)	Value
New York (continued)
New York Transportation Development Corp.:
RB, AMT, Laguardia Airport Term B Redevelopment Project, Series A, 5.00%, 07/01/34	$500	$534,415
RB, AMT, Laguardia Airport Term B Redevelopment Project, Series A, 5.00%, 07/01/41	1,470	1,552,452
Refunding RB, AMT, American Airlines, Inc. Project, 5.00%, 08/01/20	400	415,364
Refunding RB, AMT, American Airlines, Inc. Project, 5.00%, 08/01/21	200	211,382
Tompkins County Development Corp., Refunding RB, Kendal at Ithaca, Inc. Project, 5.00%, 07/01/44	420	444,444
Westchester County Healthcare Corp., RB, Senior Lien, Series A, 5.00%, 11/01/44	341	358,651
Westchester County Local Development Corp., Refunding RB:
Kendal on the Hudson Project, 5.00%, 01/01/34	1,080	1,145,556
Wartburg Senior Housing Project, Series A, 5.00%, 06/01/30 (a)	250	247,805
Westchester Tobacco Asset Securitization, Refunding RB, Sub-Series C:
4.00%, 06/01/42	970	931,190
5.13%, 06/01/51	500	515,305

		14,975,705
North Carolina — 0.3%
North Carolina Department of Transportation, RB, AMT, Hot Lanes Project, Series 1-77, 5.00%, 06/30/54	115	121,663
North Carolina Medical Care Commission, Refunding RB, 1st Mortgage, Galloway Ridge Project, Series A, 5.25%, 01/01/41	250	257,598
Town of Mooresville, Special Assessment Bonds, 5.38%, 03/01/40 (a)	250	242,415

		621,676
Ohio — 2.1%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Series A-2, 5.88%, 06/01/47	1,750	1,749,982
Butler County Port Authority, RB, Storypoint Fairfield Project, 6.38%, 01/15/43 (a)	435	451,513
County of Franklin, RB, OPRS Communities Obligation Group Project, Series 2013A, 6.13%, 07/01/40	585	630,987
County of Hamilton, RB, Improvement, Life Enriching Community Project, 5.00%, 01/01/46	190	199,521
Port of Greater Cincinnati Development Authority, RB, Colonial Village/Athens Garden Project, 5.00%, 12/01/40	335	264,529
State of Ohio, RB, AMT, Portsmouth Bypass Project, 5.00%, 06/30/53	370	398,916

		3,695,448
Oklahoma — 3.6%
Norman Regional Hospital Authority, Refunding RB, 5.00%, 09/01/37	1,250	1,361,462
Oklahoma Development Finance Authority, RB, OU Medicine Project, Series B:
5.00%, 08/15/38	975	1,060,449

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (unaudited) (continued) September 30, 2018	Series E Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Oklahoma (continued)
5.25%, 08/15/43	$875	$956,699
Provident Oklahoma Education Resources, Inc. — Cross Village Student Housing Project, 5.00%, 08/01/47	1,500	1,434,375
Tulsa Airports Improvement Trust, Refunding RB, AMT, American Airlines Project, 5.00%, 06/01/35 (c)	615	653,591
Tulsa County Industrial Authority, Refunding RB, Montereau, Inc. Project, 5.25%, 11/15/45	965	1,049,833

		6,516,409
Oregon — 0.5%
Clackamas County School District No. 12 North Clackamas, GO, Series A, 0.00%, 06/15/38 (b)	275	122,642
Hospital Facilities Authority of Multnomah County Oregon, Refunding RB, Mirabella at South Waterfront Project, 5.50%, 10/01/49	150	158,777
Polk County Hospital Facility Authority, RB, Dallas Retirement Village Project, Series A, 5.38%, 07/01/45	250	259,495
Yamhill County Hospital Authority, Refunding RB, Friendsview Retirement Community Project, Series 2016A, 5.00%, 11/15/36	300	318,048

		858,962
Pennsylvania — 5.7%
Allegheny County Hospital Development Authority, Refunding RB, Allegheny Health Network Obligated Group Project, Series A, 4.00%, 04/01/44	1,000	971,930
Allentown Neighborhood Improvement Zone Development Authority, RB, City Center Project, 5.00%, 05/01/42 (a)	295	312,281
Lancaster County Hospital Authority, Refunding RB, St. Anne’s Retirement Community Project, 5.00%, 04/01/33	250	254,327
Montgomery County Higher Education & Health Authority, Refunding RB, Thomas Jefferson University Project, Series A, 4.00%, 09/01/49	1,430	1,397,668
Montgomery County IDA:
Refunding RB, Albert Einstein Healthcare Project, 5.25%, 01/15/45	500	526,170
Refunding RB, Whitemarsh Continuing Care Retirement Community Project, 5.38%, 01/01/50	170	170,476
Moon IDA, Refunding RB, Baptist Homes Society Project, 6.00%, 07/01/45	250	264,293
Northampton County IDA, Tax Allocation Bonds, Route 33 Project, 7.00%, 07/01/32	110	123,928
Pennsylvania Economic Development Financing Authority:
RB, AMT, The Pennsylvania Rapid Bridge Replacement Project, 5.00%, 06/30/42	1,625	1,728,870
Refunding RB, AMT, National Gypson Co. Project, 5.50%, 11/01/44	500	521,995
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Widener University Project, 5.00%, 07/15/38	250	259,903
Pennsylvania Housing Finance Agency, RB, AMT, State Single Family Housing Project, Series 123B, 4.00%, 10/01/42	1,180	1,180,802
Pennsylvania Turnpike Commission:

Security	Par (000)	Value
Pennsylvania (continued)
RB, Series B, 5.25%, 12/01/44	$1,000	$1,104,390
RB, Sub-Series A, 5.50%, 12/01/42	660	748,988
Philadelphia Authority for Industrial Development, Refunding RB, First Series 2015, 5.00%, 04/01/45	500	545,675
Philadelphia Hospitals & Higher Education Facilities Authority, RB, Temple University Health System Project, Series A, 5.63%, 07/01/42	130	139,003

		10,250,699
Puerto Rico — 2.6%
Children’s Trust Fund, Refunding RB, Asset-Backed:
5.50%, 05/15/39	630	638,436
5.63%, 05/15/43	895	906,501
Commonwealth of Puerto Rico:
GO, Refunding, Series A, 8.00%, 07/01/35 (d)(e)	380	219,925
GO, Refunding, Series A, 5.50%, 07/01/39 (d)(e)	145	83,738
GO, Series A, 6.00%, 07/01/38 (d)(e)	160	94,400
Puerto Rico Commonwealth Aqueduct & Sewer Authority, RB, Senior Lien, Series A:
5.75%, 07/01/37	1,070	1,015,162
6.00%, 07/01/38	750	722,813
6.00%, 07/01/44	485	467,419
Puerto Rico Electric Power Authority:
RB, Series A, 5.00%, 07/01/29 (d)(e)	210	137,550
RB, Series A, 7.00%, 07/01/33 (d)(e)	65	42,737
RB, Series A, 5.00%, 07/01/42 (d)(e)	200	131,000
RB, Series TT, 5.00%, 07/01/25 (d)(e)	45	29,475
RB, Series XX, 5.25%, 07/01/40 (d)(e)	140	91,700

		4,580,856
Rhode Island — 1.6%
Rhode Island Student Loan Authority, Refunding RB, AMT, Senior, Series A, 3.50%, 12/01/34	. 425	418,272
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 06/01/35	400	428,972
Series A, 5.00%, 06/01/40	100	106,034
Series B, 4.50%, 06/01/45	750	757,702
Series B, 5.00%, 06/01/50	1,040	1,082,952

		2,793,932
South Carolina — 2.8%
South Carolina Jobs EDA, Refunding RB:
Lutheran Homes of South Carolina Project, 5.00%, 05/01/37	130	134,673
Woodlands at Furman Project, 4.00%, 11/15/27	185	184,854
South Carolina Ports Authority, RB, AMT, 5.25%, 07/01/55	500	545,560
South Carolina State Public Service Authority:
RB, Obligations, Series A, 5.50%, 12/01/54	1,240	1,335,964
RB, Series E, 5.25%, 12/01/55	1,930	2,070,176
Refunding RB, Obligations, Series C, 5.00%, 12/01/46	140	147,417
Refunding RB, Santee Cooper Project, Series B, 5.13%, 12/01/43	390	410,452
Refunding RB, Series A, 5.00%, 12/01/50	. 190	199,534

		5,028,630

52	2 0 1 8 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2018	Series E Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Tennessee — 1.0%
Chattanooga-Hamilton County Hospital Authority, Refunding RB, 5.00%, 10/01/44	$250	$263,485
Knox County Health Educational & Housing Facility Board, Refunding RB, Facilities Board-University Health Project, 5.00%, 04/01/36	690	738,265
Memphis-Shelby County Industrial Development Board, Refunding Tax Allocation Bonds, Senior Tax Increment, Graceland Project:
5.50%, 07/01/37	360	382,824
5.63%, 01/01/46	470	495,333

		1,879,907
Texas — 3.4%
Bexar County Health Facilities Development Corp., Refunding RB, Army Retirement Residence Foundation Project, 5.00%, 07/15/26	250	274,457
Central Texas Regional Mobility Authority, RB, Senior Lien:
6.25%, 01/01/46	175	190,409
Series A, 5.00%, 01/01/45	500	542,510
Central Texas Turnpike System, Refunding RB, Series C:
5.00%, 08/15/37	200	213,596
5.00%, 08/15/42	250	265,775
City of Houston Airport System:
RB, AMT, Series B-1, 5.00%, 07/15/35	100	106,436
Refunding RB, AMT, Series C, 5.00%, 07/15/20	140	145,772
Refunding RB, AMT, United Airlines, Inc. Project, 4.75%, 07/01/24	500	533,535
Refunding RB, AMT, United Airlines, Inc. Project, 5.00%, 07/01/29	500	536,290
City of San Antonio Airport System, RB, AMT, 5.00%, 07/01/45	500	538,780
County of Hays, Special Assessment Bonds, La Cima Import District Project, 7.00%, 09/15/45	250	244,075
Fort Bend County Industrial Development Corp., RB, NRG Energy, Inc. Project, Series B, 4.75%, 11/01/42	465	475,183
Mesquite Health Facility Development Corp., Refunding RB, Christian Care Centers, Inc. Project, 5.13%, 02/15/42	250	256,768
New Hope Cultural Education Facilities Corp:
RB, Legacy Midtown Park Project, Series A, 5.50%, 07/01/54	80	78,038
Refunding RB, Jubilee Academic Center Project, Series A, 4.00%, 08/15/26 (a)	775	758,066
Newark Higher Education Finance Corp., RB:
Austin Achieve Public Schools, Inc. Project, 5.00%, 06/15/38	125	126,295
Christian Schools, Inc. Project, Series A, 5.50%, 08/15/35 (a)	300	315,012
North Texas Tollway Authority, Refunding RB, Series B, 5.00%, 01/01/40	250	268,240
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, Trinity Terrace Project, 5.00%, 10/01/49	250	262,532

		6,131,769
Utah — 0.6%
Utah Charter School Finance Authority RB:
Early Light Academy Project, 5.13%, 07/15/49 (a)	545	526,546

Security	Par (000)	Value
Utah (continued)
Spectrum Academy Project, 6.00%, 04/15/45 (a)	$500	$514,215

		1,040,761
Virginia — 2.3%
Ballston Quarter Community Development Authority, Tax Allocation Bonds, Series A:
5.00%, 03/01/26	120	122,878
5.13%, 03/01/31	230	236,718
Cherry Hill Community Development Authority, Special Assessment Bonds, Potomac Shores Project, 5.40%, 03/01/45 (a)	250	254,320
Chesapeake Bay Bridge & Tunnel District, RB, 5.00%, 07/01/51	810	875,788
Fairfax County EDA, RB, Vinson Hall LLC Project, Series A, 5.00%, 12/01/42	400	420,380
Lexington IDA, RB, Kendal at Lexington Project, Series A, 5.00%, 01/01/48	330	351,846
Lower Magnolia Green Community Development Authority, Special Assessment Bonds:
5.00%, 03/01/35 (a)	240	242,482
5.00%, 03/01/45 (a)	100	100,377
Tobacco Settlement Financing Corp., RB, Senior, Series B1, 5.00%, 06/01/47	1,215	1,214,964
Virginia College Building Authority, RB, Green Bonds, Marymount University Project, 5.00%, 07/01/45 (a)	250	257,480

		4,077,233
Washington — 1.4%
Greater Wenatchee Regional Events Center Public Facilities District, Refunding RB, Series A, 5.50%, 09/01/42	250	254,027
King County Public Hospital District No. 4, GO, Refunding:
Improvement, Snoqualmie Valley Hospital Project, 7.00%, 12/01/40	200	204,740
Series A, 5.00%, 12/01/30	200	197,654
Port of Seattle RB, AMT:
Series A, 5.00%, 05/01/36	1,210	1,341,600
Series C, 5.00%, 04/01/40	250	269,988
Washington State Housing Finance Commission, Refunding RB, Skyline 1st Hill Project, 6.00%, 01/01/45 (a)	210	211,279

		2,479,288
West Virginia — 0.5%
City of Martinsburg, RB, Kings Daughters Apartments Project, Series A-1, 4.63%, 12/01/43	430	421,512
West Virginia Hospital Finance Authority, RB, West Virginia University Health System Obligation Group Project, Series A, 4.00%, 06/01/51	475	458,997

		880,509

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (unaudited) (continued) September 30, 2018	Series E Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Wisconsin — 2.4%
Public Finance Authority:
RB, Alabama Proton Theray Center Project, Series A, 6.25%, 10/01/31 (a)	$195	$188,610
RB, Alabama Proton Theray Center Project, Series A, 7.00%, 10/01/47 (a)	195	190,279
RB, Delray Beach Radiation Therapy Project, 6.85%, 11/01/46 (a)	275	279,749
RB, Delray Beach Radiation Therapy Project, 7.00%, 11/01/46 (a)	155	159,115
RB, Fund for Affordable Housing, North Carolina & Missouri Portfolio, Series A, 5.00%, 12/01/45	340	349,034
RB, Fund for Affordable Housing, North Carolina & Missouri Portfolio, Series A, 5.15%, 12/01/50	210	216,193
RB, Limited American Prep Academy Project, 5.38%, 07/15/47 (a)	335	340,956
RB, Senior-MD Proton Treatment Center Project, Series A-1, 6.38%, 01/01/48 (a)	510	520,103
RB, Voyager Foundation, Inc. Project, Series A, 5.13%, 10/01/45	150	151,482
Refunding RB, AMT, Celanese Project, Series C, 4.30%, 11/01/30 (a)	100	102,403
Refunding RB, AMT, Senior Obligation Group Project, 5.00%, 07/01/42	750	784,583
Refunding RB, Celanese Project, Series D, 4.05%, 11/01/30 (a)	100	100,452
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert Health, Inc. Project, 4.00%, 04/01/39	715	706,127
Wisconsin Housing & EDA, RB, WHPC Madison Pool Project, Series A, 4.55%, 07/01/37	165	169,061

		4,258,147

Total Municipal Bonds — 94.6%
(Cost: $166,455,557)		169,682,879

Municipal Bonds Transferred to Tender Option Bond Trusts — 6.8%(f)

Illinois — 1.0%
Illinois State Toll Highway Authority, RB:
Series A, 5.00%, 01/01/40	660	721,538
Series C, 5.00%, 01/01/38	1,000	1,089,378

		1,810,916
New York — 3.3%
City of New York Housing Development Corp., RB, Series D-1-B, 4.25%, 11/01/45	1,000	1,013,618

Security	Par (000)	Value
New York (continued)
New York State Dormitory Authority Personal Income Tax Revenue, Refunding RB, Series E, 5.00%, 03/15/36	$3,330	$3,717,745
Port Authority of New York & New Jersey Refunding, RB, 194th Series, 5.25%, 10/15/55	1,000	1,124,420

		5,855,783
North Carolina — 1.0%
North Carolina Capital Facilities Finance Agency, Refunding RB, Duke University Project, Series B, 5.00%, 10/01/55	1,000	1,107,835
North Carolina State Housing Finance Agency Home Ownership, RB, Series 39-B, 4.00%, 01/01/48	795	793,596

		1,901,431
Washington — 0.8%
Snohomish County Public Utilities District No. 1, RB, 5.00%, 12/01/45	1,340	1,479,828

West Virginia — 0.7%
Morgantown Utility Board, Inc., RB, Series B, 4.00%, 12/01/48 (g)	1,215	1,208,589

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 6.8%
(Cost: $12,121,736)		12,256,547

Total Long-Term Investments — 101.4%
(Cost: $178,577,293)		181,939,426

	Shares
Short-Term Securities — 3.7%

Dreyfus AMT-Free Tax Exempt Cash Management, Institutional Class, 1.40% (h)	6,579,908	6,579,908

Total Short-Term Securities — 3.7%
(Cost: $6,579,801)		6,579,908

Total Investments — 105.1%
(Cost: $185,157,094)		188,519,334
Liabilities in Excess of Other Assets — (1.4)%		(2,528,081)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (3.7)%		(6,681,950)

Net Assets — 100.0%		$179,309,303

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Zero-coupon bond.
(c)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(d)	Issuer filed for bankruptcy and/or is in default.
(e)	Non-income producing security.
(f)

Represents bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)

All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expires June 1, 2026, is $635,092. See Note 4 of the Notes to Financial Statements for details.

(h)	Annualized 7-day yield as of period end.

54	2 0 1 8 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2018	Series E Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
U.S. Treasury Bonds (30 Year)	33	12/19/18	$4,637	$132,929
U.S. Treasury Notes (10 Year)	9	12/19/18	1,069	13,205
U.S. Treasury Notes (5 Year)	2	12/31/18	225	1,853

				$147,987

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments			Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation	(a)	$—	$—	$—	$—	$147,987	$—	$147,987

(a)

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended September 30, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	$—	$—	$—	$—	$(105,329)	$—	$(105,329)

Net Change in Unrealized Appreciation (Depreciation) on:

Futures contracts	$—	$—	$—	$—	$405,848	$—	$405,848

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$8,153,293

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments (unaudited) (continued) September 30, 2018	Series E Portfolio

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$181,939,426	$—	$181,939,426
Short-Term Securities	6,579,908	—	—	6,579,908

	$6,579,908	$181,939,426	$—	$188,519,334

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$147,987	$—	$—	$147,987

(a)	See above Schedule of Investments for values in each security type.
(b)	Derivative financial instruments are futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, TOB Trust Certificates of $6,635,000 are categorized as Level 2 within the disclosure hierarchy.

During the six months ended September 30, 2018, there were no transfers between levels.

See notes to financial statements.

56	2 0 1 8 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) September 30, 2018	Series M Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Asset-Backed Securities — 0.4%
Progress Residential Trust:
Series 2015-SFR2, Class A, 2.74%, 06/12/32 (a)	$1,376	$1,356,628
Series 2017-SFR1, Class A, 2.77%, 08/17/34 (a)	867	836,019
SMB Private Education Loan Trust, Series 2015-C, Class A3, (1 mo. LIBOR US + 1.950%), 4.11%, 08/16/32 (a)(b)	1,000	1,034,218

Total Asset-Backed Securities — 0.4% (Cost: $3,237,614)		3,226,865

Non-Agency Mortgage-Backed Securities — 13.7%

Commercial Mortgage-Backed Securities — 12.3%
1211 Avenue of the Americas Trust, Series 2015-1211, Class A1A2, 3.90%, 08/10/35 (a)	945	956,129
Bancorp Commercial Mortgage Trust, Series 2016-CRE1, Class A, (1 mo. LIBOR US + 1.430%), 3.49%, 11/15/33 (a)(b)	222	221,847
BWAY Mortgage Trust, Series 2013-1515, Class A2, 3.45%, 03/10/33 (a)	3,920	3,866,578
Caesars Palace Las Vegas Trust, Series 2017-VICI, Class A, 3.53%, 10/15/34 (a)	1,970	1,968,491
CCRESG Commercial Mortgage Trust:
Series 2016-HEAT, Class A, 3.36%, 04/10/29 (a)	1,750	1,734,931
Series 2016-HEAT, Class D, 5.67%, 04/10/29 (a)(c)	1,330	1,349,974
CCUBS Commercial Mortgage Trust, Series 2017-C1, Class A4, 3.54%, 11/15/50	1,408	1,369,788
CFCRE Commercial Mortgage Trust, Series 2016-C3, Class A3, 3.87%, 01/10/48	1,580	1,582,831
Citigroup Commercial Mortgage Trust, Series 2014-GC21, Class A5, 3.86%, 05/10/47	2,295	2,328,827
CityLine Commercial Mortgage Trust, Series 2016-CLNE, Class A, 2.87%, 11/10/31 (a)(c)	2,005	1,932,472
Commercial Mortgage Trust:
Series 2013-CR6, Class A3FL, (1 mo. LIBOR US + 0.630%), 2.77%, 03/10/46 (a)(b)	711	711,486
Series 2013-CR13, Class A4, 4.19%, 11/10/46 (c)	3,500	3,614,944
Series 2014-LC15, Class A4, 4.01%, 04/10/47	2,025	2,070,872
Series 2014-UBS2, Class A5, 3.96%, 03/10/47	1,215	1,234,990
Series 2015-LC23, Class ASB, 3.60%, 10/10/48	3,730	3,736,184
Series 2017-PANW, Class A, 3.24%, 10/10/29 (a)	3,960	3,850,307
Credit Suisse Mortgage Capital Certificates, Series 2017-CALI, Class A, 3.43%, 11/10/32 (a)	1,180	1,163,304
Credit Suisse Mortgage Trust, Series 2016-MFF, Class A, (1 mo. LIBOR US + 1.600%), 3.76%, 11/15/33 (a)(b)	395	397,078
CSAIL Commercial Mortgage Trust, Series 2018-CX11, Class A5, 4.03%, 04/15/51 (c)	1,190	1,206,666
Deutsche Bank UBS Mortgage Trust, Series 2017-BRBK, Class A, 3.45%, 10/10/34 (a)	1,860	1,837,099

Security	Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
GS Mortgage Securities Corp. II, Series 2005-ROCK, Class A, 5.37%, 05/03/32 (a)	$910	$995,727
GS Mortgage Securities Corp. Trust, Series 2018-CHLL, Class D, (1 mo. LIBOR US + 1.650%), 3.81%, 02/15/37 (a)(b)	250	251,564
IMT Trust, Series 2017-APTS, Class BFX, 3.61%, 06/15/34 (a)(c)	2,425	2,373,417
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C23, Class ASB, 3.66%, 09/15/47	5,970	6,020,919
Series 2016-C1 ,Class ASB, 3.32%, 03/15/49	3,500	3,471,400
JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class D, 4.73%, 03/15/50 (a)(c)	140	133,472
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2016-NINE, Class A, 2.95%, 10/06/38 (a)(c)	1,790	1,677,415
Series 2017-JPS, Class D, 4.80%, 03/15/50 (a)(c)	1,860	1,806,768
Series 2018-WPT, Class AFX, 4.25%, 07/05/33 (a)	2,510	2,571,555
LMREC, Inc., Series 2016-CRE2, Class A, (1 mo. LIBOR US + 1.700%), 2.70%, 11/24/31 (a)(b)	620	620,000
LSTAR Commercial Mortgage Trust, Series 2016-4, Class A2, 2.58%, 03/10/49 (a)	. 2,740	2,636,651
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C13, Class A4, 4.04%, 11/15/46	1,170	1,193,214
Series 2015-C23, Class A4, 3.72%, 07/15/50	3,005	3,014,824
Morgan Stanley Capital I Trust:
Series 2016-UBS9, Class ASB, 3.34%, 03/15/49	3,730	3,672,787
Series 2017-JWDR, Class D, (1 mo. LIBOR US + 1.950%), 4.11%, 11/15/34 (a)(b)	1,450	1,454,531
RAIT Trust, Series 2017-FL7, Class A, (1 mo. LIBOR US + 0.950%), 3.11%, 06/15/37 (a)(b)	1,196	1,196,380
Seasoned Credit Risk Transfer Trust:
Series 2018-2, Class MA, 3.50%, 11/25/57	1,715	1,698,936
Series 2018-3, Class MA, 3.50%, 08/25/57	2,340	2,317,738
Wells Fargo Commercial Mortgage Trust:
Series 2015-LC22, Class ASB, 3.57%, 09/15/58	3,845	3,860,257
Series 2015-NXS3, Class ASB, 3.37%, 09/15/57	3,920	3,899,543
Series 2015-P2, Class AS, 4.01%, 12/15/48	1,605	1,606,928
WFRBS Commercial Mortgage Trust:
Series 2012-C8, Class AFL, (1 mo. LIBOR US + 1.000%), 3.16%, 08/15/45 (a)(b)	3,125	3,171,583
Series 2014-C21, Class A4, 3.41%, 08/15/47	2,805	2,786,723
Series 2014-C21, Class A5, 3.68%, 08/15/47	1,000	1,002,482
Series 2014-LC14, Class A4, 3.77%, 03/15/47	5,590	5,637,005

		96,206,617
Interest Only Commercial Mortgage-Backed Securities — 1.4%
Banc of America Commercial Mortgage Trust, Series 2015-UBS7, Class XA, 1.00%, 09/15/48 (c)	1,719	79,301
CFCRE Commercial Mortgage Trust, Series 2016-C4, Class XA, 1.90%, 05/10/58 (c)	5,431	526,799

S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments (unaudited) (continued) September 30, 2018	Series M Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Interest Only Commercial Mortgage-Backed Securities (continued)
Citigroup Commercial Mortgage Trust, Series 2017-P8, Class XA, 1.07%, 09/15/50 (c)	$6,702	$433,523
Commercial Mortgage Trust, Series 2014-LC17, Class XA, 1.07%, 10/10/47 (c)(d)	71,041	1,909,713
Core Industrial Trust:
Series 2015-TEXW, Class XA, 0.90%, 02/10/34 (a)(c)	18,460	409,873
Series 2015-WEST, Class XA, 1.08%, 02/10/37 (a)(c)	9,127	475,567
Credit Suisse Mortgage Capital Certificates, Series 2014-USA, Class X1, 0.70%, 09/15/37 (a)(c)	26,000	782,080
DBJPM Mortgage Trust, Series 2016-C1, Class XA, 1.64%, 05/10/49 (c)	8,270	688,423
FREMF Mortgage Trust, Series 2015-K718, Class X2A, 0.10%, 02/25/48 (a)(c)	133,861	351,854
GS Mortgage Securities Trust, Series 2014-GC20, Class XA, 1.24%, 04/10/47 (c)	706	28,488
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C32, Class XA, 0.90%, 12/15/49 (c)	99,014	4,597,266
Wells Fargo Commercial Mortgage Trust, Series 2018-C44, Class XA, 0.93%, 05/15/51 (c)	11,130	625,788

		10,908,675

Total Non-Agency Mortgage-Backed Securities — 13.7% (Cost: $110,326,142)		107,115,292

U.S. Government Sponsored Agency Securities — 137.4%

Collateralized Mortgage Obligations — 3.0%
Fannie Mae:
Series 2011-8, Class ZA, 4.00%, 02/25/41	2,644	2,662,101
Series 2017-69, Class HA, 3.00%, 06/25/46	5,841	5,707,990
Series 2017-76, Class PB, 3.00%, 10/25/57	900	792,767
Series 2017-87, Class UA, 3.50%, 12/25/44	2,924	2,896,086
Series 2018-32, Class PS, (1 mo. LIBOR US + 7.233%), 4.65%, 05/25/48 (b)	3,933	3,876,534
Freddie Mac:
Series 3745, Class ZA, 4.00%, 10/15/40	316	316,466
Series 3780, Class ZA, 4.00%, 12/15/40	596	597,591
Series 3960, Class PL, 4.00%, 11/15/41	900	918,471
Series 4384, Class LB, 3.50%, 08/15/43	1,400	1,375,852
Ginnie Mae:
Series 2014-12, Class ZA, 3.00%, 01/20/44	1,849	1,688,774
Series 2014-62, Class Z, 3.00%, 04/20/44	1,540	1,416,064
Series 2014-107, Class WX, 6.81%, 07/20/39 (c)	1,008	1,105,526

		23,354,222
Interest Only Collateralized Mortgage Obligations — 1.3%
Fannie Mae:
Series 2011-100, Class S, (1 mo. LIBOR US + 6.450%), 4.23%, 10/25/41 (b)	1,328	192,569
Series 2013-10, Class PI, 3.00%, 02/25/43	2,649	278,061
Series 2015-66, Class AS, (1 mo. LIBOR US + 6.250%), 4.03%, 09/25/45 (b)	13,128	1,621,846
Series 2016-60, Class SD, (1 mo. LIBOR US + 6.100%), 3.88%, 09/25/46 (b)	3,191	402,966
Series 2016-64, Class BI, 5.00%, 09/25/46	2,940	571,103

Security	Par (000)	Value

Interest Only Collateralized Mortgage Obligations (continued)
Series 2016-78, Class CS, (1 mo. LIBOR US + 6.100%), 3.88%, 05/25/39 (b)	$4,015	$509,896
Series 2016-81, Class CS, (1 mo. LIBOR US + 6.100%), 3.88%, 11/25/46 (b)	6,016	741,091
Series 2017-14, Class DS, (1 mo. LIBOR US + 6.050%), 3.83%, 03/25/47 (b)	2,521	393,639
Series 2017-70, Class SA, (1 mo. LIBOR US + 6.150%), 3.93%, 09/25/47 (b)	3,212	539,263
Series 2018-21, Class IO, 3.00%, 04/25/48	8,398	1,599,731
Series 2018-63, Class IO, 3.01%, 09/25/48	3,286	668,315
Freddie Mac, Series 4611, Class BS, (1 mo. LIBOR US + 6.100%) 3.94%, 06/15/41 (b)	5,459	671,276
Government National Mortgage Association:
Series 2014-113, Class NI, 5.00%, 07/20/44	969	207,228
Series 2017-139, Class IB, 4.50%, 09/20/47	3,074	589,450
Series 2017-144, Class DI, 4.50%, 09/20/47	2,181	415,146
Series 2018-89, Class CI, 5.00%, 12/20/47	1,904	420,776

		9,822,356
Interest Only Commercial Mortgage-Backed Securities — 2.4%
Freddie Mac, Series K064, Class X1, 0.74%, 03/25/27 (c)	34,828	1,517,158
Ginnie Mae:
Series 2013-63, Class IO, 0.79%, 09/16/51 (c)	23,010	1,201,128
Series 2015-171, Class IO, 0.89%, 11/16/55 (c)	40,933	2,519,188
Series 2016-45, Class IO, 1.01%, 02/16/58 (c)	45,523	3,453,643
Series 2016-105, Class IO, 1.06%, 10/16/57 (c)	20,189	1,579,755
Series 2016-119, Class IO, 1.13%, 04/16/58 (c)	39,607	3,232,144
Series 2016-128, Class IO, 0.95%, 09/16/56 (c)	24,455	1,917,162
Series 2017-53, Class IO, 0.69%, 11/16/56 (c)	17,360	1,021,568
Series 2017-54, Class IO, 0.65%, 12/16/58 (c)	2,940	179,388
Series 2017-61, Class IO, 0.77%, 05/16/59 (c)	4,255	316,097
Series 2017-64, Class IO, 0.72%, 11/16/57 (c)	32,559	2,144,206

		19,081,437
Mortgage-Backed Securities — 130.7%
Fannie Mae Mortgage-Backed Securities:
2.00%, 10/01/31-03/01/32	3,387	3,177,130
2.50%, 09/01/27-10/01/33 (e)	28,527	27,614,684
3.00%, 04/01/28-10/01/48 (e)	195,671	190,380,616
3.50%, 03/01/29-10/01/48 (e)	105,082	104,089,041
4.00%, 02/01/31-01/01/57 (e)	103,777	105,595,896
4.50%, 05/01/24-10/01/48 (e)	73,659	76,512,807
5.00%, 02/01/35-10/01/48 (e)	12,321	13,018,134
5.03%, 09/01/44	247	258,126
5.50%, 05/01/34-05/01/44	7,089	7,651,941
6.00%, 02/01/38-07/01/41	4,398	4,844,732
6.50%, 05/01/36-01/01/38	62	67,895
Freddie Mac Mortgage-Backed Securities:
2.50%, 02/01/30-10/01/33 (e)	13,728	13,248,746
3.00%, 09/01/27-10/01/48 (e)	56,796	54,894,745
3.50%, 09/01/30-10/01/48 (e)	28,848	28,609,952
4.00%, 10/01/33-10/01/48 (e)	38,484	39,089,060
4.50%, 04/01/20-10/01/48 (e)	20,369	21,186,738
5.00%, 05/01/28-10/01/48	4,385	4,642,270
5.50%, 01/01/28-06/01/41	1,879	2,030,006
6.00%, 08/01/28-11/01/39	712	786,351

58	2 0 1 8 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2018	Series M Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Mortgage-Backed Securities (continued)
Ginnie Mae Mortgage-Backed Securities:
2.50%, 10/01/48	$1,960	$1,838,189
3.00%, 12/20/44-10/01/48 (e)	50,120	48,651,026
3.50%, 01/15/42-10/01/48 (e)	111,485	111,006,145
4.00%, 04/20/39-10/01/48 (e)	120,698	122,734,549
4.50%, 09/20/39-10/01/48 (e)	29,564	30,667,057
5.00%, 07/15/33-10/01/48	6,665	6,998,947
5.50%, 07/15/38-12/20/41	1,098	1,180,486

		1,020,775,269
Total U.S. Government Sponsored Agency Securities — 137.4% (Cost: $1,090,382,261)		1,073,033,284

U.S. Treasury Obligations — 1.0%
U.S. Treasury Inflation Indexed Notes, 0.63%, 04/15/23	7,812	7,710,621

Total U.S. Treasury Obligations — 1.0% (Cost: $7,710,847)		7,710,621

Total Long-Term Investments — 152.5% (Cost: $1,211,656,864)		1,191,086,062

	Shares
Short-Term Securities — 2.0%

Money Market Fund — 0.6%
Dreyfus Treasury Securities Cash Management, Institutional Class, 1.91% (f)	4,790,216	4,790,216

	Par (000)
U.S. Treasury Obligations — 1.4%
United States Treasury Bill, 2.15%, 12/27/18	10,979	10,921,889

Total U.S. Treasury Obligations — 1.4% (Cost: $10,922,094)		10,921,889

Total Short-Term Securities — 2.0% (Cost: $15,712,310)		15,712,105

Total Investments Before TBA Commitments — 154.5% (Cost: $1,227,369,174)		1,206,798,167

Security	Par (000)	Value
TBA Sale Commitments — (34.3)%(e)

Mortgage-Backed Securities — (34.3)%
Fannie Mae Mortgage-Backed Securities:
3.50%, 10/01/32-10/01/48	$(41,186)	$(40,669,228)
2.00%, 10/01/33	(2,087)	(1,956,510)
2.50%, 10/01/33	(5,849)	(5,642,995)
3.00%, 10/01/33-10/01/48	(41,223)	(39,455,752)
4.00%, 10/01/33-10/01/48	(26,930)	(27,236,027)
4.50%, 10/01/48	(28,964)	(29,877,486)
5.00%, 10/01/48	(5,478)	(5,750,219)
Freddie Mac Mortgage-Backed Securities:
2.50%, 10/01/33	(510)	(491,654)
3.00%, 10/01/48	(586)	(560,675)
3.50%, 10/01/48	(14,340)	(14,113,358)
4.00%, 10/01/48	(507)	(511,969)
4.50%, 10/01/48	(953)	(983,563)
6.00%, 10/01/48	(600)	(651,609)
Ginnie Mae Mortgage-Backed Securities:
3.00%, 10/15/48	(642)	(621,737)
3.50%, 10/15/48	(30,800)	(30,625,546)
4.00%, 10/15/48	(56,410)	(57,368,530)
4.50%, 10/15/48	(11,200)	(11,574,129)

Total TBA Sale Commitments — (34.3)% (Proceeds: $268,464,099)		(268,090,987)

Total Investments Net of TBA Sale Commitments — 120.2% (Cost: $958,905,075)		938,707,180
Liabilities in Excess of Other Assets — (20.2)%		(157,621,394)

Net Assets — 100.0%		$781,085,786

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is the rate in effect as of period end.
(c)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Represents or includes a TBA transaction.
(f)	Annualized 7-day yield as of period end.

S C H E D U L E O F I N V E S T M E N T S	59

Schedule of Investments (unaudited) (continued) September 30, 2018	Series M Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
U.S. Treasury Notes (10 Year)	1	12/19/18	$119	$14
U.S. Ultra Treasury Bonds	13	12/19/18	2,006	(75,753)
Euro Dollar	318	09/16/19	77,051	(86,227)

				(161,966)

Short Contracts
Euro Dollar	14	12/17/18	3,407	857
U.S. Treasury Bonds (30 Year)	43	12/19/18	6,042	97,476
U.S. Ultra Treasury Notes (10 Year)	32	12/19/18	4,032	69,146
U.S. Treasury Notes (2 Year)	40	12/31/18	8,429	6,292
U.S. Treasury Notes (5 Year)	298	12/31/18	33,518	179,803
Euro Dollar	14	03/18/19	3,401	1,436
Euro Dollar	14	06/17/19	3,395	12,804
Euro Dollar	14	12/16/19	3,390	5,008
Euro Dollar	14	03/16/20	3,389	4,452
Euro Dollar	14	06/15/20	3,389	5,895
Euro Dollar	14	09/14/20	3,389	857

				384,026

				$222,060

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Termination Date	Notional Amount (000)	Value	Upfront Premium Paid	Unrealized Appreciation
Rate	Frequency	Rate	Frequency

2.50%	Semi-annual	3-month LIBOR, 2.40%	Quarterly	01/29/23	$36,309	$813,935	$479	$813,456
2.71%	Semi-annual	3-month LIBOR, 2.40%	Quarterly	02/06/23	$36,607	506,868	483	506,385

						$1,320,803	$962	$1,319,841

OTC Credit Default Swaps — Sell Protection

Reference Obligation	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating(a)	Notional Amount (000)(b)	Value	Upfront Premium Received	Unrealized Appreciation

CMBX.NA.9.BBB-	3.00%	Monthly	Deutsche Bank AG	09/17/58	Not Rated	$8,000	$(474,129)	$(996,595)	$522,466

(a)	Using S&P’s rating of the underlying securities of the index.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

Centrally Cleared Swaps(a)	$962	$—	$1,629,030	$309,190
OTC Swaps	—	996,595	522,466	—

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

60	2 0 1 8 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2018	Series M Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Futures contracts	Net unrealized appreciation(a)	$—	$—	$—	$—	$384,040	$—	$384,040
Swaps — centrally cleared	Net unrealized appreciation(a)	—	—	—	—	1,319,841	—	1,319,841
Swaps — OTC	Unrealized appreciation on OTC swaps	—	522,466	—	—	—	—	522,466

		$—	$522,466	$—	$—	$1,703,881	$—	$2,226,347

Liabilities — Derivative Financial Instruments

Futures contracts	Net unrealized depreciation(a)	$—	$—	$—	$—	$161,980	$—	$161,980
Swaps — OTC	Swap premiums received	—	996,595	—	—	—	—	996,595

		$—	$996,595	$—	$—	$161,980	$—	$1,158,575

(a)

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended September 30, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Futures contracts	$—	$—	$—	$—	$826,125	$—	$826,125
Swaps	—	36,485	—	—	53,308	—	89,793

	$—	$36,485	$—	$—	$879,433	$—	$915,918

Net Change in Unrealized Appreciation (Depreciation) on:

Futures contracts	$—	$—	$—	$—	$602,077	$—	$602,077
Swaps	—	703,798	—	—	888,403	—	1,592,201

	$—	$703,798	$—	$—	$1,490,480	$—	$2,194,278

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$40,385,731
Average notional value of contracts — short	82,809,438
Credit default swaps:
Average notional value — buy protection	8,300,000
Average notional value — sell protection	8,000,000
Interest rate swaps:
Average notional value — pays fixed rate	72,916,000

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	61

Schedule of Investments (unaudited) (continued) September 30, 2018	Series M Portfolio

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Futures contracts	$22,102	$26,664
Swaps — Centrally cleared	—	40,586
Swaps — OTC(a)	522,466	996,595

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$544,568	$1,063,845
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(22,102)	(67,250)

Total derivative assets and liabilities subject to an MNA	$522,466	$996,595

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets

Deutsche Bank AG	$522,466	$(522,466)	$—	$—	$—

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-cash Collateral Pledged	Cash Collateral Pledged(b)	Net Amount of Derivative Liabilities

Deutsche Bank AG	$996,595	$(522,466)	$—	$(474,129)	$—

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$3,226,865	$—	$3,226,865
Non-Agency Mortgage-Backed Securities	—	105,205,579	1,909,713	107,115,292
U.S. Government Sponsored Agency Securities	—	1,073,033,284	—	1,073,033,284
U.S. Treasury Obligations	—	7,710,621	—	7,710,621
Short-Term Securities	4,790,216	10,921,889	—	15,712,105
Liabilities:
TBA Sale Commitments	—	(268,090,987)	—	(268,090,987)

	$4,790,216	$932,007,251	$1,909,713	$938,707,180

Derivative Financial Instruments(a)
Assets:
Credit contracts	$—	$522,466	$—	$522,466
Interest rate contracts	384,040	1,319,841	—	1,703,881
Liabilities:
Credit contracts	—	—	—	—
Interest rate contracts	(161,980)	—	—	(161,980)

	$222,060	$1,842,307	$—	$2,064,367

(a)	Derivative financial instruments are swaps and futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

        During the six months ended September 30, 2018, there were no transfers between levels.

See notes to financial statements.

62	2 0 1 8 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2018	Series P Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value
Affiliated Investment Companies — 30.0%
BlackRock Allocation Target Shares: Series S Portfolio (a)	2,439,280	$22,831,663

Value
Total Affiliated Investment Companies — 30.0% (Cost: $23,643,283)	$22,831,663
Other Assets Less Liabilities — 70.0%	53,332,755

Net Assets — 100.0%	$76,164,418

(a)

During the six months ended September 30, 2018, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliate	Shares Held at 03/31/18	Shares Purchased	Shares Sold	Shares Held at 09/30/18	Value at 09/30/18	Income	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)

BlackRock Allocation Target Shares: Series S Portfolio	2,660,907	2,469,348	2,690,975	2,439,280	$22,831,663	$312,066	$(91,575)	$40,910

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Short Contracts
U.S. Treasury Notes (10 Year)	72	12/19/18	$8,552	$89,250
U.S. Ultra Treasury Notes (10 Year)	36	12/19/18	4,536	31,047
U.S. Treasury Notes (2 Year)	47	12/31/18	9,905	22,698
U.S. Treasury Notes (5 Year)	9	12/31/18	1,012	6,739

				$149,734

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Termination Date	Notional Amount (000)	Value	Upfront Premium Paid (Recieved)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency

3.11%	Semi-annual	3-month LIBOR, 2.40%	Quarterly	05/21/25	$14,320	$(138,161)	$195	$(138,356)
2.23%	Semi-annual	3-month LIBOR, 2.40%	Quarterly	04/24/27	$26,460	1,653,673	383	1,653,290
2.27%	Semi-annual	3-month LIBOR, 2.40%	Quarterly	05/18/27	$6,500	385,835	94	385,741
2.23%	Semi-annual	3-month LIBOR, 2.40%	Quarterly	08/11/27	$3,850	271,245	61	271,184
2.90%	Semi-annual	3-month LIBOR, 2.40%	Quarterly	11/15/27	$11,152	154,621	(691)	155,312
3.18%	Semi-annual	3-month LIBOR, 2.40%	Quarterly	05/21/28	$7,500	(91,603)	111	(91,714)

						$2,235,610	$153	$2,235,457

S C H E D U L E O F I N V E S T M E N T S	63

Schedule of Investments (unaudited) (continued) September 30, 2018	Series P Portfolio

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleard Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$844	$691	$2,465,527	$230,070

(a)	Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation(a)	$—	$—	$—	$—	$149,734	$—	$149,734
Swaps — centrally cleared	Net unrealized appreciation(a)	—	—	—	—	2,465,527	—	2,465,527

		$—	$—	$—	$—	$2,615,261	$—	$2,615,261

Liabilities — Derivative Financial Instruments
Swaps — centrally cleared	Net unrealized depreciation(a)	$—	$—	$—	$—	$230,070	$—	$230,070

(a)	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended September 30, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	$—	$—	$—	$—	$96,835	$—	$96,835
Swaps	—	—	—	—	1,303,994	—	1,303,994

	$—	$—	$—	$—	$1,400,829	$—	$1,400,829

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$267,625	$—	$267,625
Swaps	—	—	—	—	271,595	—	271,595

	$—	$—	$—	$—	$539,220	$—	$539,220

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$26,648,903
Interest rate swaps:
Average notional value — pays fixed rate	69,782,000

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

64	2 0 1 8 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2018	Series P Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Affiliated Investment Companies	$22,831,663	$—	$—	$22,831,663

Derivative Financial Instruments(a)
Assets:
Interest rate contracts	$149,734	$2,465,527	$—	$2,615,261
Liabilities:
Interest rate contracts	—	(230,070)	—	(230,070)

	$149,734	$2,235,457	$—	$2,385,191

(a)	Derivative financial instruments are swaps and futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

During the six months ended September 30, 2018, there were no transfers between levels.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	65

Schedule of Investments (unaudited) September 30, 2018	Series S Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Asset-Backed Securities — 24.0%
AmeriCredit Automobile Receivables Trust, Series 2016-3, Class A3, 1.46%, 05/10/21	$1,063	$1,058,840
Arbor Realty Commercial Real Estate Notes Ltd., Series 2016-FL1A, Class A, (1 mo. LIBOR US + 1.700%), 3.86%, 09/15/26 (a)(b)	350	350,956
B2R Mortgage Trust, Series 2015-1, Class A1, 2.52%, 05/15/48 (b)	473	466,722
BlueMountain CLO Ltd., Series 2013-4A, Class AR, (3 mo. LIBOR US + 1.010%), 3.35%, 04/15/25 (a)(b)	1,436	1,435,786
Capital One Multi-Asset Execution Trust, Series 2016-A4, Class A4, 1.33%, 06/15/22	1,300	1,283,362
Carlyle Global Market Strategies CLO Ltd., Series 2012-4A, Class AR, (3 mo. LIBOR US + 1.450%), 3.80%, 01/20/29 (a)(b)	1,000	1,001,335
CarMax Auto Owner Trust:
Series 2015-3, Class A4, 1.98%, 02/16/21	2,550	2,532,018
Series 2016-2, Class A3, 1.52%, 02/16/21	249	247,678
Chase Issuance Trust:
Series 2012-A4, Class A4, 1.58%, 08/15/21	2,379	2,354,533
Series 2016-A2, Class A, 1.37%, 06/15/21	3,500	3,466,603
Chesapeake Funding II LLC, Series 2016-2A, Class A1, 1.88%, 06/15/28 (b)	680	676,948
CNH Equipment Trust:
Series 2016-B, Class A3, 1.63%, 08/15/21	621	616,677
Series 2016-C, Class A3, 1.44%, 12/15/21	1,303	1,287,731
Credit Acceptance Auto Loan Trust:
Series 2016-2A, Class A, 2.42%, 11/15/23 (b)	1,890	1,888,306
Series 2016-3A, Class A, 2.15%, 04/15/24 (b)	2,200	2,190,181
Discover Card Execution Note Trust:
Series 2015-A2, Class A, 1.90%, 10/17/22	1,000	983,936
Series 2016-A4, Class A4, 1.39%, 03/15/22	300	295,973
Enterprise Fleet Financing LLC:
Series 2016-2, Class A2, 1.74%, 02/22/22 (b)	447	445,781
Series 2016-2, Class A3, 2.04%, 02/22/22 (b)	530	523,408
Series 2017-1, Class A2, 2.13%, 07/20/22 (b)	165	164,251
Series 2017-1, Class A3, 2.60%, 07/20/22 (b)	210	208,408
Ford Credit Auto Owner Trust, Series 2016-C, Class A4, 1.40%, 02/15/22	680	662,515
Greystone Commercial Real Estate Notes Ltd., Series 2017-FL1A, Class A, (1 mo. LIBOR US + 1.550%), 3.71%, 03/15/27 (a)(b)	610	608,076
Honda Auto Receivables Owner Trust, Series 2016-4, Class A4, 1.36%, 01/18/23	640	626,509
Mercedes-Benz Receivables Trust, Series 2016-1, Class A4, 1.46%, 12/15/22	2,000	1,953,192
Mill City Mortgage Loan Trust, Series 2016-1, Class A1, 2.50%, 04/25/57 (b)(c)	694	678,034
Nissan Master Owner Trust Receivables, Series 2016-A, Class A2, 1.54%, 06/15/21	1,090	1,077,402
PFS Financing Corp., Series 2016-BA, Class A, 1.87%, 10/15/21 (b)	190	187,630

Security	Par (000)	Value
Santander Drive Auto Receivables Trust, Series 2017-1, Class A3, 1.77%, 09/15/20	$64	$63,771
SLM Private Education Loan Trust:
Series 2011-A, Class A3, (1 mo. LIBOR US + 2.500%), 4.66%, 01/15/43 (a)(b)	2,000	2,039,476
Series 2013-A, Class A2B, (1 mo. LIBOR US + 1.050%), 3.21%, 05/17/27 (a)(b)	526	526,580
SLM Student Loan Trust, Series 2013-4, Class A, (1 mo. LIBOR US + 0.550%), 2.77%, 06/25/43 (a)	328	329,135
SMB Private Education Loan Trust, Series 2016-B, Class A2A, 2.43%, 02/17/32 (b)	665	642,554
SoFi Professional Loan Program LLC:
Series 2015-A, Class A1, (1 mo. LIBOR US + 1.200%), 3.42%, 03/25/33 (a)(b)	807	814,546
Series 2015-B, Class A2, 2.51%, 09/27/32 (b)	828	812,104
Series 2015-D, Class A2, 2.72%, 10/27/36 (b)	424	416,728
Series 2016-A, Class A2, 2.76%, 12/26/36 (b)	1,397	1,373,759
Series 2016-C, Class A2B, 2.36%, 12/27/32 (b)	150	146,405
Series 2016-D, Class A2A, 1.53%, 04/25/33 (b)	40	40,024
Series 2016-D, Class A2B, 2.34%, 04/25/33 (b)	130	126,040
Series 2016-E, Class A2B, 2.49%, 01/25/36 (b)	460	452,019
Springleaf Funding Trust, Series 2015-AA, Class A, 3.16%, 11/15/24 (b)	403	403,470
Synchrony Credit Card Master Note Trust, Series 2015-1, Class A, 2.37%, 03/15/23	1,185	1,172,892
Towd Point Mortgage Trust, Series 2016-3, Class A1, 2.25%, 04/25/56 (b)(c)	431	420,049
Wheels SPV 2 LLC, Series 2016-1A, Class A2, 1.59%, 05/20/25 (b)	51	51,249
World Financial Network Credit Card Master Trust:
Series 2012-A, Class A, 3.14%, 01/17/23	2,065	2,069,114
Series 2012-D, Class B, 3.34%, 04/17/23	330	330,222

Total Asset-Backed Securities — 24.0% (Cost: $41,957,893)		41,502,928

Capital Trusts — 0.0%

Multi-Utilities — 0.0%
Dominion Energy, Inc., 2.58%, 07/01/20	110	108,521

Total Capital Trusts — 0.0% (Cost: $110,065)		108,521

Corporate Bonds — 65.0%

Aerospace & Defense — 0.8%
Lockheed Martin Corp., 2.50%, 11/23/20	400	394,428
Northrop Grumman Corp., 2.08%, 10/15/20	275	268,959
United Technologies Corp. :
1.90%, 05/04/20	115	112,662
3.35%, 08/16/21	235	234,671
3.10%, 06/01/22	200	197,060
3.65%, 08/16/23	190	189,156

		1,396,936

66	2 0 1 8 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2018	Series S Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Airlines — 0.6%
Delta Air Lines, Inc. :
2.88%, 03/13/20	$133	$131,924
3.63%, 03/15/22	625	617,181
Virgin Australia Trust, Series 2013-1A, 5.00%, 04/23/25 (b)	211	214,267

		963,372
Automobiles — 1.5%
BMW U.S. Capital LLC, 3.10%, 04/12/21 (b)	205	203,658
Daimler Finance North America LLC :
1.50%, 07/05/19 (b)(d)	1,600	1,584,303
2.70%, 08/03/20 (b)	150	148,258
Volkswagen Group of America Finance LLC :
2.13%, 05/23/19 (b)	350	348,217
2.40%, 05/22/20 (b)	315	309,644

		2,594,080
Banks — 13.4%
ANZ New Zealand International Ltd., 2.88%, 01/25/22 (b)	615	597,613
Australia & New Zealand Banking Group Ltd., 2.55%, 11/23/21	450	436,774
Bank of America Corp. :
3.30%, 01/11/23	545	537,433
(3 mo. LIBOR US + 1.021%), 2.88%, 04/24/23 (e)	1,190	1,157,120
Bank of Montreal, 2.10%, 12/12/19	325	321,895
Barclays PLC :
3.25%, 01/12/21	230	226,900
3.68%, 01/10/23	345	335,997
BB&T Corp., 3.20%, 09/03/21	270	268,401
BNP Paribas SA, 3.80%, 01/10/24 (b)	485	474,825
Citigroup, Inc. :
2.90%, 12/08/21	755	739,344
2.75%, 04/25/22	30	29,099
(3 mo. LIBOR US + 0.722%), 3.14%, 01/24/23 (e)	35	34,326
(3 mo. LIBOR US + 0.950%), 2.88%, 07/24/23 (e)	100	96,675
Citizens Bank N.A. :
2.30%, 12/03/18	335	334,850
2.45%, 12/04/19	1,250	1,241,444
Citizens Financial Group, Inc., 2.38%, 07/28/21	335	323,198
Commonwealth Bank of Australia :
2.25%, 03/10/20 (b)	600	592,322
2.75%, 03/10/22 (b)	400	388,633
Cooperatieve Rabobank UA :
2.75%, 01/10/23	750	720,899
3.88%, 09/26/23 (b)	450	448,715
Discover Bank, 3.35%, 02/06/23	250	242,769
Fifth Third Bancorp, 2.60%, 06/15/22	400	385,190
HSBC Holdings PLC, (3 mo. LIBOR US + 1.055%), 3.26%, 03/13/23 (e)	730	715,257
Huntington Bancshares, Inc., 2.30%, 01/14/22	500	478,861
ING Groep NV, 4.10%, 10/02/23	325	325,242
Intesa Sanpaolo SpA, 3.38%, 01/12/23 (b)	505	467,520
JPMorgan Chase & Co. :
2.75%, 06/23/20 (d)	1,770	1,756,716
(3 mo. LIBOR US + 0.610%), 2.95%, 06/18/22 (a)	810	811,677
(3 mo. LIBOR US + 0.935%), 2.78%, 04/25/23 (e)	705	684,775
2.70%, 05/18/23	500	480,797
(3 mo. LIBOR US + 0.890%), 3.24%, 07/23/24 (a)	365	366,211
Lloyds Bank PLC, 2.70%, 08/17/20	550	544,897
Lloyds Banking Group PLC, 3.00%, 01/11/22	420	408,926
Mitsubishi UFJ Financial Group, Inc. :
2.95%, 03/01/21	291	287,010

Security	Par (000)	Value
Banks (continued)
3.54%, 07/26/21	$75	$75,059
Royal Bank of Canada, 2.75%, 02/01/22	410	401,956
Santander Holdings USA, Inc., 3.70%, 03/28/22	210	207,418
Santander UK PLC, 2.13%, 11/03/20	755	734,578
Sumitomo Mitsui Financial Group, Inc. :
2.44%, 10/19/21	375	362,865
2.85%, 01/11/22	605	590,178
SunTrust Bank, 2.45%, 08/01/22	750	720,320
Svenska Handelsbanken AB, 3.35%, 05/24/21	600	599,040
Swedbank AB :
2.20%, 03/04/20 (b)	610	601,042
2.65%, 03/10/21 (b)	500	490,407
U.S. Bancorp, 2.63%, 01/24/22	500	488,803
Wells Fargo & Co., 3.07%, 01/24/23	415	405,049
Westpac Banking Corp., 2.75%, 01/11/23	200	192,957

		23,131,983
Beverages — 0.7%
Anheuser-Busch InBev Finance, Inc., 3.30%, 02/01/23	1,000	988,664
Keurig Dr Pepper, Inc., 4.06%, 05/25/23 (b)	200	200,349

		1,189,013
Biotechnology — 1.7%
AbbVie, Inc. :
2.50%, 05/14/20 (d)	1,695	1,676,004
3.75%, 11/14/23	200	199,222
Amgen, Inc., 2.20%, 05/22/19	810	807,051
Gilead Sciences, Inc., 1.95%, 03/01/22	320	306,115

		2,988,392
Capital Markets — 5.2%
Bank of New York Mellon Corp. :
2.15%, 02/24/20	175	173,051
(3 mo. LIBOR US + 0.634%), 2.66%, 05/16/23 (e)	750	725,816
Credit Suisse AG, 2.30%, 05/28/19	770	767,594
Credit Suisse Group AG, 3.57%, 01/09/23 (b)	625	612,499
Goldman Sachs Group, Inc. :
3.00%, 04/26/22	1,900	1,861,495
(3 mo. LIBOR US + 1.053%), 2.91%, 06/05/23 (e)	990	957,539
Moody’s Corp., 2.75%, 07/15/19 (d)	690	689,337
Morgan Stanley :
2.63%, 11/17/21	500	486,155
2.75%, 05/19/22	460	446,076
3.13%, 01/23/23	655	638,713
Siemens Financieringsmaatschappij NV, 2.70%, 03/16/22 (b)	655	639,097
UBS Group Funding Switzerland AG :
2.65%, 02/01/22 (b)	200	193,330
3.49%, 05/23/23 (b)(d)	765	749,593

		8,940,295
Chemicals — 0.9%
Air Liquide Finance SA, 1.75%, 09/27/21 (b)	200	190,951
Dow Chemical Co., 4.25%, 11/15/20	110	112,012
E.I. du Pont de Nemours & Co., 2.20%, 05/01/20	245	241,784
Sherwin-Williams Co., 2.25%, 05/15/20	1,000	985,344

		1,530,091
Commercial Services & Supplies — 0.1%
Aviation Capital Group Corp., 2.88%, 01/20/22 (b)	195	188,890

Consumer Finance — 6.5%
American Express Co. :
2.20%, 10/30/20	295	288,776

S C H E D U L E O F I N V E S T M E N T S	67

Schedule of Investments (unaudited) (continued) September 30, 2018	Series S Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Consumer Finance (continued)
2.50%, 08/01/22 (d)	$1,300	$1,246,200
Capital One Financial Corp., 2.45%, 04/24/19	1,154	1,152,216
Capital One N.A., 2.25%, 09/13/21	500	481,174
ERAC USA Finance LLC, 2.60%, 12/01/21 (b)	350	337,984
Ford Motor Credit Co. LLC :
2.94%, 01/08/19	400	400,395
2.68%, 01/09/20	510	504,693
8.13%, 01/15/20	700	739,499
2.43%, 06/12/20	200	195,946
3.81%, 10/12/21	200	198,576
3.34%, 03/28/22	291	281,212
General Motors Financial Co., Inc. :
3.10%, 01/15/19	470	470,366
3.15%, 01/15/20	610	608,943
3.20%, 07/06/21	920	908,495
3.25%, 01/05/23	105	101,251
Nissan Motor Acceptance Corp. :
2.25%, 01/13/20 (b)(d)	1,135	1,119,672
2.15%, 07/13/20 (b)	340	332,540
3.65%, 09/21/21 (b)	115	115,291
3.88%, 09/21/23 (b)	550	550,976
Synchrony Financial :
3.00%, 08/15/19	900	898,167
2.70%, 02/03/20	250	247,196

		11,179,568
Containers & Packaging — 0.0%
WestRock Co., 3.75%, 03/15/25 (b)	70	68,791

Diversified Financial Services — 1.3%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust :
3.95%, 02/01/22	900	897,505
3.50%, 05/26/22	170	166,793
AXA Equitable Holdings, Inc., 3.90%, 04/20/23 (b)	40	39,708
CK Hutchison International 16 Ltd., 1.88%, 10/03/21 (b)	295	279,713
GE Capital International Funding Co., 2.34%, 11/15/20	570	556,956
Hyundai Capital America :
2.40%, 10/30/18 (b)	140	139,944
2.55%, 04/03/20 (b)	215	211,350

		2,291,969
Diversified Telecommunication Services — 1.0%
AT&T Inc. :
3.20%, 03/01/22	310	305,402
3.80%, 03/15/22	285	286,079
3.60%, 02/17/23	980	973,676
Verizon Communications, Inc., 3.38%, 02/15/25	167	162,103

		1,727,260
Electric Utilities — 2.0%
American Electric Power Co., Inc. :
2.15%, 11/13/20	305	298,498
2.95%, 12/15/22	130	127,082
DTE Energy Co., 3.70%, 08/01/23	145	144,757
Duke Energy Corp., 3.95%, 10/15/23	250	253,074
Emera U.S. Finance LP, 2.15%, 06/15/19	235	233,478
Enel Finance International NV, 4.25%, 09/14/23 (b)	1,000	987,805
Exelon Corp., 2.45%, 04/15/21	255	247,821
FirstEnergy Corp., 2.85%, 07/15/22	159	153,705
Georgia Power Co., 2.00%, 09/08/20	525	511,854
ITC Holdings Corp., 2.70%, 11/15/22	85	81,534
NextEra Energy Capital Holdings, Inc., 3.34%, 09/01/20	505	506,114

		3,545,722

Security	Par (000)	Value
Electronic Equipment, Instruments & Components — 0.2%
Amphenol Corp., 2.20%, 04/01/20	$290	$284,903

Energy Equipment & Services — 0.1%
Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor, Inc., 2.77%, 12/15/22	225	217,994

Equity Real Estate Investment Trusts (REITs) — 1.5%
American Tower Corp. :
2.25%, 01/15/22	140	133,640
3.50%, 01/31/23	150	147,529
Crown Castle International Corp. :
3.40%, 02/15/21	615	613,423
2.25%, 09/01/21	315	302,570
3.20%, 09/01/24	385	365,853
HCP, Inc., 3.75%, 02/01/19	800	800,421
Realty Income Corp., 3.25%, 10/15/22	265	261,604

		2,625,040
Food & Staples Retailing — 2.2%
Alimentation Couche-Tard, Inc., 2.70%, 07/26/22 (b)	350	336,437
CVS Health Corp. :
2.25%, 08/12/19	131	130,272
2.80%, 07/20/20	155	153,561
2.13%, 06/01/21	325	313,698
3.70%, 03/09/23	1,185	1,178,798
Walgreen Co., 3.10%, 09/15/22	200	195,421
Walgreens Boots Alliance, Inc. :
2.70%, 11/18/19	950	946,815
3.30%, 11/18/21	500	497,955

		3,752,957
Food Products — 0.9%
General Mills, Inc., 3.70%, 10/17/23	75	74,541
Tyson Foods, Inc. :
2.25%, 08/23/21	165	158,812
3.90%, 09/28/23	115	115,452
Wm. Wrigley Jr. Co. :
2.90%, 10/21/19 (b)	595	593,860
3.38%, 10/21/20 (b)	595	595,665

		1,538,330
Health Care Equipment & Supplies — 0.4%
Abbott Laboratories, 3.25%, 04/15/23	125	124,008
Becton Dickinson and Co., 2.40%, 06/05/20	280	275,750
Stryker Corp., 2.00%, 03/08/19	315	314,081

		713,839
Health Care Providers & Services — 0.4%
Anthem, Inc., 2.95%, 12/01/22	50	48,613
UnitedHealth Group, Inc., 2.13%, 03/15/21	590	576,106

		624,719
Hotels, Restaurants & Leisure — 0.9%
Carnival Corp., 3.95%, 10/15/20	600	608,588
Marriott International, Inc., 3.13%, 10/15/21	1,005	991,900

		1,600,488
Industrial Conglomerates — 0.1%
Roper Technologies, Inc., 2.80%, 12/15/21	130	127,037

Insurance — 1.9%
AIA Group Ltd., 2.25%, 03/11/19 (b)(d)	500	497,442
American International Group, Inc., 3.38%, 08/15/20	115	115,071
Aon PLC, 2.80%, 03/15/21	560	550,007
AXIS Specialty Finance PLC, 2.65%, 04/01/19	736	734,752
Hartford Financial Services Group, Inc., 5.13%, 04/15/22	235	246,461

68	2 0 1 8 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2018	Series S Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Insurance (continued)
Marsh & McLennan Cos., Inc., 2.35%, 09/10/19	$100	$99,468
MassMutual Global Funding II, 2.00%, 04/15/21 (b)	500	484,149
New York Life Global Funding, 2.00%, 04/13/21 (b)	230	223,172
Pricoa Global Funding I, 2.45%, 09/21/22 (b)	170	163,511
Willis North America, Inc., 3.60%, 05/15/24	135	131,188

		3,245,221
Internet Software & Services — 0.2%
Baidu, Inc., 2.88%, 07/06/22	300	287,965

IT Services — 0.7%
Fidelity National Information Services, Inc., 3.63%, 10/15/20	985	990,482
Total System Services, Inc., 3.75%, 06/01/23	145	143,723

		1,134,205
Machinery — 0.5%
Caterpillar Financial Services Corp., 2.40%, 06/06/22	500	484,636
John Deere Capital Corp., 2.35%, 01/08/21	195	191,558
Xylem, Inc., 4.88%, 10/01/21	220	227,521

		903,715
Media — 1.7%
Charter Communications Operating LLC/Charter Communications Operating Capital, 4.46%, 07/23/22	135	137,260
Discovery Communications LLC, 2.95%, 03/20/23	600	573,870
Interpublic Group of Cos., Inc. :
3.50%, 10/01/20	135	135,012
3.75%, 10/01/21	45	45,089
NBCUniversal Enterprise, Inc., (3 mo. LIBOR US + 0.400%), 2.80%, 04/01/21 (a)(b)	300	300,650
Omnicom Group, Inc. / Omnicom Capital, Inc., 4.45%, 08/15/20	465	474,465
Sky PLC, 2.63%, 09/16/19 (b)	1,255	1,248,917
Warner Media LLC, 4.70%, 01/15/21	100	102,698

		3,017,961
Metals & Mining — 0.3%
Anglo American Capital PLC, 4.13%, 04/15/21 (b)	200	201,060
Newmont Mining Corp., 3.50%, 03/15/22	190	188,390
Vale Overseas, Ltd., 4.38%, 01/11/22	67	67,502

		456,952
Multi-Utilities — 0.9%
Alliant Energy Finance LLC, 3.75%, 06/15/23 (b)	245	243,923
CenterPoint Energy, Inc., 2.50%, 09/01/22	270	258,063
Pacific Gas & Electric Co., 4.25%, 08/01/23 (b)	700	703,605
Sempra Energy, (3 mo. LIBOR US + 0.500%), 2.84%, 01/15/21 (a)	220	220,056
WEC Energy Group, Inc., 3.38%, 06/15/21	200	200,045

		1,625,692
Oil, Gas & Consumable Fuels — 5.4%
Andeavor Logistics LP/Tesoro Logistics Finance Corp. :
6.25%, 10/15/22	53	54,457
3.50%, 12/01/22	145	142,777
Apache Corp., 3.25%, 04/15/22	193	189,984
Canadian Natural Resources Ltd., 2.95%, 01/15/23	535	516,057
Continental Resources, Inc., 4.50%, 04/15/23	690	702,145
Devon Energy Corp., 3.25%, 05/15/22	670	658,227
Enbridge Energy Partners LP, 4.38%, 10/15/20	350	355,114

Security	Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Enbridge, Inc., 2.90%, 07/15/22	$225	$218,239
Encana Corp., 3.90%, 11/15/21	725	728,096
Energy Transfer Partners LP :
4.15%, 10/01/20	750	759,662
3.60%, 02/01/23	150	147,415
Energy Transfer Partners LP/Regency Energy Finance Corp., 5.75%, 09/01/20	455	470,578
Enterprise Products Operating LLC, 2.55%, 10/15/19	285	283,867
EOG Resources, Inc., 2.45%, 04/01/20	345	341,698
Kinder Morgan Energy Partners LP, 3.50%, 03/01/21	680	681,953
Kinder Morgan, Inc., 3.15%, 01/15/23	465	452,362
Pioneer Natural Resources Co. :
7.50%, 01/15/20	45	47,370
3.45%, 01/15/21	385	384,899
Schlumberger Investment SA, 3.30%, 09/14/21 (b)	500	499,691
Texas Eastern Transmission LP, 2.80%, 10/15/22 (b)	190	182,132
Williams Cos., Inc. :
3.60%, 03/15/22	325	322,885
3.70%, 01/15/23	1,190	1,177,612

		9,317,220
Pharmaceuticals — 2.7%
Allergan Finance LLC, 3.25%, 10/01/22 (d)	2,165	2,125,656
Allergan Funding SCS, 3.45%, 03/15/22	203	201,639
Mylan NV, 2.50%, 06/07/19	69	68,747
Shire Acquisitions Investments Ireland DAC :
2.40%, 09/23/21	1,783	1,722,178
2.88%, 09/23/23	545	519,023

		4,637,243
Road & Rail — 2.6%
CSX Corp., 3.70%, 10/30/20	180	181,783
Penske Truck Leasing Co. LP/PTL Finance Corp. :
2.50%, 06/15/19 (b)	320	318,890
3.05%, 01/09/20 (b)	1,545	1,537,797
3.20%, 07/15/20 (b)	290	288,486
3.38%, 02/01/22 (b)	440	433,845
2.70%, 03/14/23 (b)	505	477,481
Ryder System, Inc. :
2.45%, 11/15/18	125	124,989
2.88%, 09/01/20	948	941,254
3.45%, 11/15/21	225	224,005

		4,528,530
Semiconductors & Semiconductor Equipment — 1.9%
Analog Devices, Inc., 2.85%, 03/12/20	70	69,560
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.00%, 01/15/22	214	208,492
Lam Research Corp., 2.80%, 06/15/21	1,215	1,194,151
NVIDIA Corp., 2.20%, 09/16/21	750	728,337
QUALCOMM, Inc. :
3.00%, 05/20/22	630	619,834
2.60%, 01/30/23	505	485,455

		3,305,829
Software — 0.1%
CA, Inc., 3.60%, 08/15/22	265	263,090

Technology Hardware, Storage & Peripherals — 0.5%
Hewlett Packard Enterprise Co., 3.60%, 10/15/20	600	602,442
NetApp, Inc., 2.00%, 09/27/19	320	317,147

		919,589

S C H E D U L E O F I N V E S T M E N T S	69

Schedule of Investments (unaudited) (continued) September 30, 2018	Series S Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Tobacco — 1.5%
BAT Capital Corp., 2.76%, 08/15/22 (b)	$1,370	$1,320,050
Reynolds American, Inc., 3.25%, 06/12/20	1,368	1,365,207

		2,685,257
Trading Companies & Distributors — 1.4%
Air Lease Corp. :
3.38%, 01/15/19	125	125,137
3.38%, 06/01/21	155	154,003
2.63%, 07/01/22	650	622,161
GATX Corp., 2.50%, 03/15/19	1,000	998,614
International Lease Finance Corp., 4.63%, 04/15/21	468	477,481

		2,377,396
Wireless Telecommunication Services — 0.3%
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC :
3.36%, 03/20/23 (b)	150	149,437
4.74%, 03/20/25 (b)	400	399,820

		549,257
Total Corporate Bonds — 65.0% (Cost: $113,967,319)		112,476,791

Foreign Agency Obligations — 2.3%

Austria — (0.5)%
Oesterreichische Kontrollbank AG, 1.50%, 10/21/20	850	825,165

Chile — (0.1)%
Empresa Nacional del Petroleo, 5.25%, 8/10/20 (b)	200	205,687

Colombia — (0.6)%
Ecopetrol SA, 7.63%, 7/23/19	955	988,425

Mexico — (0.2)%
Petroleos Mexicanos, 6.00%, 3/05/20	425	437,537

Netherlands — (0.9)%
Bank Nederlandse Gemeenten NV, 1.75%, 10/30/19 (b)(d)	1,500	1,483,098

Total Foreign Agency Obligations — 2.3% (Cost: $3,971,198)		3,939,912

Non-Agency Mortgage-Backed Securities — 10.4%

Collateralized Mortgage Obligations — 0.8%
Bear Stearns Alt-A Trust, Series 2004-13, Class A1, (1 mo. LIBOR US + 0.740%), 2.96%, 11/25/34 (a)	1	906
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-HYB1, Class 2A, 3.63%, 05/20/34 (c)	69	68,965
JP Morgan Trust:
Series 2015-3, Class A5, 3.50%, 05/25/45 (b)(c)	754	746,304
Series 2016-2, Class A1, 2.73%, 06/25/46 (b)(c)	648	642,300

		1,458,475
Commercial Mortgage-Backed Securities — 9.2%
CGBAM Commercial Mortgage Trust, Series 2015-SMRT, Class B, 3.21%, 04/10/28 (b)	830	826,835

Security	Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Commercial Mortgage Trust:
Series 2013-CR12, Class A2, 2.90%, 10/10/46	$519	$518,179
Series 2013-SFS, Class A1, 1.87%, 04/12/35 (b)	239	230,849
Series 2014-UBS2, Class A2, 2.82%, 03/10/47	1,307	1,306,939
Series 2014-UBS6, Class ASB, 3.39%, 12/10/47	1,110	1,105,548
Series 2015-CR23, Class A2, 2.85%, 05/10/48	3,740	3,723,265
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class AFL1, (1 mo. LIBOR US + 1.300%), 3.61%, 12/15/34 (a)(b)	186	185,703
GS Mortgage Securities Trust, Series 2013-GC16, Class AAB, 3.81%, 11/10/46	1,500	1,519,757
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-CBX, Class A4, 3.48%, 06/15/45	3,000	3,003,192
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class AM, 6.11%, 07/15/40 (c)	157	156,534
Morgan Stanley Capital I Trust:
Series 2012-C4, Class A4, 3.24%, 03/15/45	1,900	1,886,675
Series 2014-CPT, Class A, 3.35%, 07/13/29 (b)	1,300	1,299,253
Waldorf Astoria Boca Raton Trust, Series 2016-BOCA, Class A, (1 mo. LIBOR US + 1.350%), 3.51%, 06/15/29 (a)(b)	150	150,094

		15,912,823
Interest Only Commercial Mortgage-Backed Securities — 0.4%
Citigroup Commercial Mortgage Trust, Series 2015-P1, Class XA, 0.91%, 09/15/48 (c)	4,988	201,994
Commercial Mortgage Trust:
Series 2015-CR23, Class XA, 1.11%, 05/10/48 (c)	2,548	106,316
Series 2015-LC21, Class XA, 0.97%, 07/10/48 (c)	6,311	219,082
CSAIL Commercial Mortgage Trust, Series 2016-C6, Class XA, 1.96%, 01/15/49 (c)	986	91,038

		618,430
Total Non-Agency Mortgage-Backed Securities — 10.4% (Cost: $18,734,075)		17,989,728

U.S. Government Sponsored Agency Securities — 19.9%

Collateralized Mortgage Obligations — 3.0%
Freddie Mac:
Series 3959, Class MA, 4.50%, 11/15/41	222	230,243
Series 3986, Class M, 4.50%, 09/15/41	237	244,072
Series 4239, Class AB, 4.00%, 12/15/39	639	648,143
Series 4253, Class PA, 3.50%, 08/15/41	525	525,486
Series 4274, Class PN, 3.50%, 10/15/35	422	423,802
Series 4390, Class CA, 3.50%, 06/15/50	424	423,500
Series 4459, Class BN, 3.00%, 08/15/43	816	795,347
Series 4482, Class DH, 3.00%, 06/15/42	455	450,670
Series 4493, Class PA, 3.00%, 02/15/44	627	619,131
Series 4494, Class KA, 3.75%, 10/15/42	747	755,365

		5,115,759

70	2 0 1 8 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2018	Series S Portfolio

Security	Par (000)	Value
Commercial Mortgage-Backed Securities — 0.2%
Freddie Mac, Series KP03, Class A2, 1.78%, 07/25/19	$443	$439,380

Interest Only Commercial Mortgage-Backed Securities — 0.1%
Fannie Mae, Series 2013-M5, Class X2, 2.29%, 01/25/22 (c)	1,025	35,207
Freddie Mac, Series KW01, Class X1, 1.12%, 01/25/26 (c)	2,090	117,480

		152,687
Mortgage-Backed Securities — 16.6%
Fannie Mae Mortgage-Backed Securities:
2.50%, 12/01/27-10/01/33 (d)(f)	6,382	6,165,201
3.00%, 09/01/30-10/01/33 (d)(f)	10,865	10,739,784
4.00%, 10/01/33 (f)	1,345	1,371,847
4.50%, 09/01/26 (d)	91	93,752
5.00%, 07/01/19-07/01/25 (d)	108	110,997
(12 mo. LIBOR US + 1.579), 2.89%, 07/01/44 (a)(d)	987	988,909
(12 mo. LIBOR US + 1.590), 2.95%, 10/01/45 (a)(d)	1,892	1,884,012
(12 mo. LIBOR US + 1.590), 3.15%, 06/01/45 (a)(d)	1,283	1,276,209
(12 mo. LIBOR US + 1.694), 2.72%, 07/01/43 (a)(d)	1,730	1,720,833
Freddie Mac Mortgage-Backed Securities:
2.50%, 11/01/27 (d)	817	793,471
5.00%, 01/01/19-09/01/21 (d)	30	30,038
5.50%, 05/01/22 (d)	64	64,584

Security	Par (000)	Value
Mortgage-Backed Securities (continued)
(12 mo. LIBOR US + 1.620%), 2.59%, 03/01/45 (a)(d)	$1,365	$1,352,813
(12 mo. LIBOR US + 1.622%), 3.09%, 05/01/45 (a)(d)	2,096	2,082,292

		28,674,742
Total U.S. Government Sponsored Agency Securities — 19.9% (Cost: $35,101,420)		34,382,568

Total Long-Term Investments — 121.6% (Cost: $213,841,970)		210,400,448

	Shares
Short-Term Securities — 1.3%
Dreyfus Treasury Securities Cash Management, Institutional Class, 1.91% (g)	2,157,568	2,157,568

Total Short-Term Securities — 1.3% (Cost: $2,157,568)		2,157,568

Options Purchased — 0.0%
(Cost: $39,038)		31,515

Total Investments — 122.9% (Cost: $216,038,576)		212,589,531
Liabilities in Excess of Other Assets — (22.9)%		(39,611,828)

Net Assets — 100.0%		$172,977,703

(a)	Variable rate security. Rate shown is the rate in effect as of period end.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(d)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(e)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(f)	Represents or includes a TBA transaction.
(g)	Annualized 7-day yield as of period end.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements
Credit Suisse Securities (USA) LLC	2.50%	07/16/18	Open	$643,425	$646,481	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.55%	08/20/18	Open	734,381	736,305	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.55%	08/20/18	Open	711,450	713,314	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.55%	08/20/18	Open	722,000	723,891	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.50%	08/20/18	Open	478,750	479,977	Corporate Bonds	Open/Demand
Citigroup Global Markets, Inc	2.30%	09/17/18	10/16/2018	18,000	18,015	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc	2.30%	09/17/18	10/16/2018	1,966,000	1,967,633	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc	2.30%	09/17/18	10/16/2018	1,230,000	1,231,022	U.S. Government Sponsored Agency Securities	Up to 30 Days

S C H E D U L E O F I N V E S T M E N T S	71

Schedule of Investments (unaudited) (continued) September 30, 2018	Series S Portfolio

Counterparty	Interest Rate	Trade Date	Maturity Date(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements
Citigroup Global Markets, Inc	2.30%	09/17/18	10/16/2018	$957,000	$957,795	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc	2.30%	09/17/18	10/16/2018	3,000	3,002	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc	2.30%	09/17/18	10/16/2018	1,683,000	1,684,398	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc	2.30%	09/17/18	10/16/2018	89,000	89,074	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc	2.30%	09/17/18	10/16/2018	1,639,000	1,640,361	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc	2.30%	09/17/18	10/16/2018	463,000	463,385	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc	2.30%	09/17/18	10/16/2018	2,000	2,002	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc	2.30%	09/17/18	10/16/2018	1,297,000	1,298,077	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc	2.30%	09/17/18	10/16/2018	79,000	79,066	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc	2.30%	09/17/18	10/16/2018	350,000	350,291	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc	2.30%	09/17/18	10/16/2018	58,000	58,048	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc	2.30%	09/17/18	10/16/2018	25,000	25,021	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc	2.30%	09/17/18	10/16/2018	398,000	398,331	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc	2.30%	09/17/18	10/16/2018	1,821,000	1,822,512	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc	2.30%	09/17/18	10/16/2018	76,000	76,063	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc	2.30%	09/17/18	10/16/2018	69,000	69,057	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc	2.30%	09/17/18	10/16/2018	65,000	65,054	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc	2.30%	09/17/18	10/16/2018	772,000	772,641	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc	2.30%	09/17/18	10/16/2018	76,000	76,063	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc	2.30%	09/17/18	10/16/2018	252,000	252,209	U.S. Government Sponsored Agency Securities	Up to 30 Days

72	2 0 1 8 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2018	Series S Portfolio

Counterparty	Interest Rate	Trade Date	Maturity Date(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements
Citigroup Global Markets, Inc	2.30%	09/17/18	10/16/2018	$3,000	$3,002	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc	2.30%	09/17/18	10/16/2018	240,000	240,199	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc	2.30%	09/17/18	10/16/2018	19,000	19,016	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc	2.30%	09/17/18	10/16/2018	162,000	162,135	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc	2.30%	09/17/18	10/16/2018	5,000	5,004	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc	2.30%	09/17/18	10/16/2018	13,000	13,011	U.S. Government Sponsored Agency Securities	Up to 30 Days
TD Securities (USA) LLC	2.27%	09/17/18	10/16/2018	3,470,000	3,472,844	U.S. Government Sponsored Agency Securities	Up to 30 Days
TD Securities (USA) LLC	2.27%	09/17/18	10/16/2018	2,129,000	2,130,745	U.S. Government Sponsored Agency Securities	Up to 30 Days
TD Securities (USA) LLC	2.27%	09/17/18	10/16/2018	1,684,000	1,685,380	U.S. Government Sponsored Agency Securities	Up to 30 Days
RBC Capital Markets, LLC	2.59%	09/26/18	Open	1,663,800	1,664,341	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.59%	09/26/18	Open	1,589,063	1,589,579	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.59%	09/28/18	Open	1,391,250	1,391,550	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.59%	09/28/18	Open	1,488,000	1,488,321	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.59%	09/28/18	Open	1,997,212	1,997,643	Corporate Bonds	Open/Demand

				$32,532,331	$32,561,858

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
U.S. Treasury Bonds (30 Year)	2	12/19/18	$281	$(7,755)
U.S. Treasury Notes (2 Year)	518	12/31/18	109,160	(267,453)

				(275,208)

Short Contracts
U.S. Treasury Notes (10 Year)	44	12/19/18	5,226	60,091
U.S. Ultra Treasury Notes (10 Year)	30	12/19/18	3,780	69,169
U.S. Treasury Notes (5 Year)	224	12/31/18	25,195	47,572

				176,832

				$(98,376)

S C H E D U L E O F I N V E S T M E N T S	73

Schedule of Investments (unaudited) (continued) September 30, 2018	Series S Portfolio

OTC Interest Rate Swaptions Purchased

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)	Value
	Rate	Frequency	Rate	Frequency
Put
5-Year Interest Rate Swap, 01/20/27	3.35%	Semi-annual	3-month LIBOR, 2.40%	Quarterly	Deutsche Bank AG	01/18/22	3.35%	$1,735	$31,515

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)	Value	Upfront Premium Paid	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
3-month LIBOR, 2.40%	Quarterly	1.51%	Semi-annual	N/A		04/21/19	$20,000	$(81,295)	$63	$(81,358)
2.57%	Annual	1-day Overnight Fed Funds Effective Rate, 2.18%	Annual	01/04/19	(a)	09/30/20	$5,400	15,049	63	14,986
1.22%	Semi-annual	3-month LIBOR, 2.40%	Quarterly	N/A		05/18/21	$10,000	439,379	103	439,276
1.30%	Semi-annual	3-month LIBOR, 2.40%	Quarterly	N/A		05/20/21	$10,000	416,668	103	416,565
3-month LIBOR, 2.40%	Quarterly	2.70%	Semi-annual	01/20/22	(a)	01/20/27	$580	(10,440)	6	(10,446)

								$779,361	$338	$779,023

(a)	Forward swap.

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$338	$—	$870,827	$91,804

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation(a)	$—	$—	$—	$—	$176,832	$—	$176,832
Options purchased	Investments at value — unaffiliated(b)	—	—	—	—	31,515	—	31,515
Swaps — centrally cleared	Net unrealized appreciation(a)	—	—	—	—	870,827	—	870,827

		$—	$—	$—	$—	$1,079,174	$—	$1,079,174

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation(a)	$—	$—	$—	$—	$275,208	$—	$275,208
Swaps — centrally cleared	Net unrealized depreciation(a)	—	—	—	—	91,804	—	91,804

		$—	$—	$—	$—	$367,012	$—	$367,012

(a)

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

(b)	Includes options purchased at value as reported in the Schedule of Investments.

74	2 0 1 8 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2018	Series S Portfolio

For the six months ended September 30, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	$—	$—	$—	$—	$111,514	$—	$111,514
Swaps	—	2,280	—	—	(258,906)	—	(256,626)

	$—	$2,280	$—	$—	$(147,392)	$—	$(145,112)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$174,326	$—	$174,326
Options purchased(a)	—	—	—	—	3,886	—	3,886
Swaps	—	—	—	—	297,521	—	297,521

	$—	$—	$—	$—	$475,733	$—	$475,733

(a)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$94,265,737
Average notional value of contracts — short	26,482,832
Options:
Average notional value of swaption contracts purchased	1,735,000
Interest rate swaps:
Average notional value — pays fixed rate	27,910,000
Average notional value — receives fixed rate	31,580,000

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$24,284	$13,616
Options(a)	31,515	—
Swaps — Centrally cleared	—	5,054

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$55,799	$18,670
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(24,284)	(18,670)

Total derivative assets and liabilities subject to an MNA	$31,515	$—

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets(a)
Deutsche Bank AG	$31,515	$—	$—	$—	$31,515

(a)	Net amount represents the net amount receivable from the counterparty in the event of default.

S C H E D U L E O F I N V E S T M E N T S	75

Schedule of Investments (unaudited) (continued) September 30, 2018	Series S Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$41,502,928	$—	$41,502,928
Corporate Bonds(a)	—	112,476,791	—	112,476,791
Capital Trusts(a)	—	108,521	—	108,521
Foreign Agency Obligations	—	3,939,912	—	3,939,912
Non-Agency Mortgage-Backed Securities	—	17,989,728	—	17,989,728
U.S. Government Sponsored Agency Securities	—	34,382,568	—	34,382,568
Short-Term Securities	2,157,568	—	—	2,157,568
Options Purchased:
Interest rate contracts	—	31,515	—	31,515

	$2,157,568	$210,431,963	$—	$212,589,531

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$176,832	$870,827	$—	$1,047,659
Liabilities:
Interest rate contracts	(275,208)	(91,804)	—	(367,012)

	$(98,376)	$779,023	$—	$680,647

(a)	See above Schedule of Investments for values in each industry.
(b)	Derivative financial instruments are swaps and futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $32,561,858 are categorized as Level 2 within the disclosure hierarchy.

During the six months ended September 30, 2018, there were no transfers between levels.

See notes to financial statements.

76	2 0 1 8 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (unaudited)

September 30, 2018

	Series A Portfolio	Series C Portfolio	Series E Portfolio

ASSETS
Investments at value — unaffiliated(a)	$836,894,977	$374,465,333	$188,519,334
Cash	—	1,000	164,914
Cash pledged:
Collateral — OTC derivatives	690,000	—	—
Futures contracts	—	335,710	87,650
Centrally cleared swaps	—	68,000	—
Receivables:
Investments sold	3,240,641	—	49,193
Capital shares sold	576,734	991,116	244,729
Dividends — unaffiliated	48,039	4,983	5,163
Interest — unaffiliated	4,008,231	3,658,613	2,484,775
From the Manager	45,097	52,512	37,252
Variation margin on futures contracts	—	2,635	5,156
Swap premiums paid	59,680	—	—
Unrealized appreciation on OTC swaps	425,160	39,000	—
Deferred offering costs	—	—	5,861
Prepaid expenses	30,717	28,772	17,429

Total assets	846,019,276	379,647,674	191,621,456

ACCRUED LIABILITIES
Bank overdraft	138,671	—	—
Payables:
Investments purchased	10,242,517	208	4,512,084
Capital shares redeemed	291,581	892,779	305,777
Income dividends	3,409,167	1,197,515	635,515
Interest expense and fees	—	—	46,950
Offering costs	117,856	—	27,594
Trustees’ and Officer’s fees	3,002	4,708	3,898
Other accrued expenses	219,440	170,955	143,890
Board realignment and consolidation	1,453	3,513	1,054
Variation margin on futures contracts	—	33,742	391
Variation margin on centrally cleared swaps	—	415	—
Swap premiums received	845,938	42,361	—
Unrealized depreciation on OTC swaps	70,436	—	—

Total accrued liabilities	15,340,061	2,346,196	5,677,153

OTHER LIABILITIES
TOB Trust Certificates	—	—	6,635,000

Total other liabilities	—	—	6,635,000

Total liabilities	15,340,061	2,346,196	12,312,153

NET ASSETS	$830,679,215	$377,301,478	$179,309,303

NET ASSETS CONSIST OF
Paid-in capital	$834,980,375	$381,325,569	$174,742,375
Undistributed (distributions in excess of) net investment income	1,192,122	(74,796)	64,503
Accumulated net realized gain (loss)	422,336	(1,015,897)	992,198
Net unrealized appreciation (depreciation)	(5,915,618)	(2,933,398)	3,510,227

NET ASSETS	$830,679,215	$377,301,478	$179,309,303

NET ASSET VALUE
Shares outstanding(b)	82,342,552	37,647,454	16,696,366

Net asset value	$10.09	$10.02	$10.74

(a) Investments at cost — unaffiliated	$843,165,319	$376,973,036	$185,157,094
(b) Unlimited number of shares authorized, $0.001 par value

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	77

Statements of Assets and Liabilities  (unaudited) (continued)

September 30, 2018

	Series M Portfolio	Series P Portfolio	Series S Portfolio

ASSETS
Investments at value — unaffiliated(a)	$1,206,798,167	—	$212,589,531
Investments at value — affiliated(b)	—	$22,831,663	—
Cash	169,852	52,681,895	—
Cash pledged:
Collateral — OTC derivatives	548,000	—	—
Futures contracts	281,000	157,190	190,920
Centrally cleared swaps	945,960	1,775,570	147,930
Foreign currency at value(c)	—	255	74,595
Receivables:
Investments sold	5,076,596	—	6,052
TBA sale commitments	268,464,099	—	—
Capital shares sold	2,781,838	51,978	264,774
Dividends — unaffiliated	5,883	4,021	10,956
Dividends — affiliated	—	50,460	—
Interest — unaffiliated	2,373,654	—	1,060,060
From the Manager	107,550	22,020	31,693
Principal paydowns	—	—	102,303
Variation margin on futures contracts	22,102	—	24,284
Unrealized appreciation on OTC swaps	522,466	—	—
Prepaid expenses	47,722	10,643	22,880

Total assets	1,488,144,889	77,585,695	214,525,978

LIABILITIES
Cash received:
Collateral —TBA commitments	106,000	—	—
TBA sale commitments at value(d)	268,090,987	—	—
Payables:
Investments purchased	434,197,925	29,539	8,004,588
Reverse repurchase agreements	—	—	32,561,858
Capital shares redeemed	900,690	1,299,431	434,401
Income dividends	2,464,388	—	384,487
Trustees’ and Officer’s fees	3,957	3,971	5,653
Other accrued expenses	227,390	81,372	137,214
Board realignment and consolidation	3,921	938	1,404
Variation margin on futures contracts	26,664	4,945	13,616
Variation margin on centrally cleared swaps	40,586	1,081	5,054
Swap premiums received	996,595	—	—

Total liabilities	707,059,103	1,421,277	41,548,275

NET ASSETS	$781,085,786	$76,164,418	$172,977,703

NET ASSETS CONSIST OF
Paid-in capital	$816,386,008	$102,846,110	$184,502,642
Undistributed (distributions in excess of) net investment income	(206,798)	553,776	(419,940)
Accumulated net realized loss	(16,959,896)	(28,809,029)	(8,339,811)
Net unrealized appreciation (depreciation)	(18,133,528)	1,573,561	(2,765,188)

NET ASSETS	$781,085,786	$76,164,418	$172,977,703

NET ASSET VALUE
Shares outstanding(e)	83,482,496	7,742,689	18,486,795

Net asset value	$9.36	$9.84	$9.36

(a) Investments at cost — unaffiliated	$1,227,369,174	—	$216,038,576
(b) Investments at cost — affiliated	—	$23,643,283	—
(c) Foreign currency at cost	—	$265	$71,385
(d) Proceeds from TBA sale commitments	$268,464,099	—	—
(e) Unlimited number of shares authorized, $0.001 par value.

See notes to financial statements.

78	2 0 1 8 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations  (unaudited)

Six Months Ended September 30, 2018

	Series A Portfolio	Series C Portfolio	Series E Portfolio

INVESTMENT INCOME
Interest — unaffiliated	$17,615,201	$7,277,931	$3,866,587
Dividends — unaffiliated	510,961	28,447	39,218
Other Income	—	942	1,367

Total investment income	18,126,162	7,307,320	3,907,172

EXPENSES
Registration	66,989	20,254	29,799
Professional	45,489	35,356	33,581
Accounting services	33,904	25,584	20,514
Transfer agent	24,749	59,745	12,526
Trustees and Officer	9,859	9,362	8,079
Custodian	8,037	7,156	3,472
Printing	6,202	6,752	3,069
Board realignment and consilidation	1,453	3,513	1,054
Pricing	350	7,283	21,779
Miscellaneous	13,682	12,158	4,410

Total expenses excluding interest expense	210,714	187,163	138,283
Interest expense and fees(a)	—	—	80,561

Total expenses	210,714	187,163	218,844
Less:
Fees waived and/or reimbursed by the Manager	(207,136)	(181,525)	(137,173)

Total expenses after fees waived and/or reimbursed	3,578	5,638	81,671

Net investment income	18,122,584	7,301,682	3,825,501

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	27,931	(1,266,139)	313,985
Futures contracts	—	837,871	(105,329)
Swaps	277,780	(30,474)	—

	305,711	(458,742)	208,656

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(3,544,164)	(4,238,934)	(1,334,902)
Futures contracts	—	(1,261,122)	405,848
Swaps	339,598	45,946	—

	(3,204,566)	(5,454,110)	(929,054)

Net realized and unrealized loss	(2,898,855)	(5,912,852)	(720,398)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$15,223,729	$1,388,830	$3,105,103

(a) Related to TOB Trusts.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	79

Statements of Operations  (unaudited) (continued)

Six Months Ended September 30, 2018

	Series M Portfolio	Series P Portfolio	Series S Portfolio

INVESTMENT INCOME
Interest — unaffiliated	$12,119,197	$—	$2,591,469
Dividends — unaffiliated	75,361	127,717	73,679
Dividends — affiliated	—	312,066	—
Other income	4,722	604	471

Total investment income	12,199,280	440,387	2,665,619

EXPENSES
Transfer agent	71,707	12,046	16,074
Custodian	67,635	2,861	8,669
Registration	52,844	13,417	15,260
Pricing	37,212	—	4,935
Accounting services	35,940	17,265	20,434
Professional	31,571	18,729	31,276
Trustees and Officer	11,160	7,660	8,576
Printing	8,246	3,756	5,119
Board realignment and consolidation	3,921	938	1,404
Miscellaneous	4,586	2,799	9,363

Total expenses excluding interest expense	324,822	79,471	121,110
Interest expense(a)	—	—	472,071

Total expenses	324,822	79,471	593,181
Less:
Fees waived and/or reimbursed by the Manager	(318,776)	(78,477)	(118,581)

Total expenses after fees waived and/or reimbursed	6,046	994	474,600

Net investment income	12,193,234	439,393	2,191,019

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(4,544,952)	—	(687,972)
Investments — affiliated	—	(91,575)	—
Futures contracts	826,125	96,835	111,514
Swaps	89,793	1,303,994	(256,626)

	(3,629,034)	1,309,254	(833,084)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(6,880,547)	—	(7,037)
Investments — affiliated	—	40,910	—
Futures contracts	602,077	267,625	174,326
Swaps	1,592,201	271,595	297,521
Foreign currency translations	—	(17)	(3,095)

	(4,686,269)	580,113	461,715

Net realized and unrealized gain (loss)	(8,315,303)	1,889,367	(371,369)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,877,931	$2,328,760	$1,819,650

(a)	See Note 4 of the Notes to Financial Statements for details of short-term borrowings.

See notes to financial statements.

80	2 0 1 8 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	Series A Portfolio		Series C Portfolio
	Six Months Ended 09/30/18 (unaudited)	Year Ended 03/31/18	Six Months Ended 09/30/18 (unaudited)	Year Ended 03/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$18,122,584	$24,809,695	$7,301,682	$14,195,947
Net realized gain (loss)	305,711	1,023,141	(458,742)	1,858,623
Net change in unrealized appreciation (depreciation)	(3,204,566)	(3,262,849)	(5,454,110)	(4,155,441)

Net increase in net assets resulting from operations	15,223,729	22,569,987	1,388,830	11,899,129

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(18,799,090)	(23,435,702)	(7,331,354)	(14,198,725)
From net realized gain	—	(565,007)	—	(1,908,178)

Decrease in net assets resulting from distributions to shareholders	(18,799,090)	(24,000,709)	(7,331,354)	(16,106,903)

CAPITAL SHARE TRANSACTIONS
Shares sold	293,818,532	313,859,125	37,303,427	100,852,867
Shares redeemed	(31,146,761)	(64,629,298)	(42,733,429)	(125,221,980)

Net increase (decrease) in net assets derived from capital share transactions	262,671,771	249,229,827	(5,430,002)	(24,369,113)

NET ASSETS
Total increase (decrease) in net assets	259,096,410	247,799,105	(11,372,526)	(28,576,887)
Beginning of period	571,582,805	323,783,700	388,674,004	417,250,891

End of period	$830,679,215	$571,582,805	$377,301,478	$388,674,004

Undistributed (distributions in excess of) net investment income, end of period	$1,192,122	$1,868,628	$(74,796)	$(45,124)

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	81

Statements of Changes in Net Assets  (continued)

	Series E Portfolio		Series M Portfolio
	Six Months Ended 09/30/18 (unaudited)	Year Ended 03/31/18	Six Months Ended 09/30/18 (unaudited)	Year Ended 03/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$3,825,501	$7,157,687	$12,193,234	$17,345,884
Net realized gain (loss)	208,656	1,635,414	(3,629,034)	(449,064)
Net change in unrealized appreciation (depreciation)	(929,054)	2,621,284	(4,686,269)	(11,170,177)

Net increase in net assets resulting from operations	3,105,103	11,414,385	3,877,931	5,726,643

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(3,817,579)	(7,142,885)	(13,635,823)	(21,306,246)
From net realized gain	—	(128,477)	—	—

Decrease in net assets resulting from distributions to shareholders	(3,817,579)	(7,271,362)	(13,635,823)	(21,306,246)

CAPITAL SHARE TRANSACTIONS
Shares sold	18,424,759	60,408,804	73,944,528	412,562,690
Shares redeemed	(18,544,885)	(30,756,095)	(93,131,494)	(185,019,368)

Net increase (decrease) in net assets derived from capital share transactions	(120,126)	29,652,709	(19,186,966)	227,543,322

NET ASSETS
Total increase (decrease) in net assets	(832,602)	33,795,732	(28,944,858)	211,963,719
Beginning of period	180,141,905	146,346,173	810,030,644	598,066,925

End of period	$179,309,303	$180,141,905	$781,085,786	$810,030,644

Undistributed (distributions in excess of) net investment income, end of period	$64,503	$56,581	$(206,798)	$1,235,791

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

82	2 0 1 8 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

	Series P Portfolio		Series S Portfolio
	Six Months Ended 09/30/18 (unaudited)	Year Ended 03/31/18	Six Months Ended 09/30/18 (unaudited)	Year Ended 03/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$439,393	$913,172	$2,191,019	$3,752,089
Net realized gain (loss)	1,309,254	(990,090)	(833,084)	373,610
Net change in unrealized appreciation (depreciation)	580,113	1,904,562	461,715	(1,895,654)

Net increase in net assets resulting from operations	2,328,760	1,827,644	1,819,650	2,230,045

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	—	(549,664)	(2,293,272)	(4,838,425)

Decrease in net assets resulting from distributions to shareholders	—	(549,664)	(2,293,272)	(4,838,425)

CAPITAL SHARE TRANSACTIONS
Shares sold	8,634,865	23,549,473	22,994,587	59,181,234
Shares redeemed	(18,879,352)	(61,801,345)	(25,482,335)	(72,536,659)

Net decrease in net assets derived from capital share transactions	(10,244,487)	(38,251,872)	(2,487,748)	(13,355,425)

NET ASSETS
Total decrease in net assets	(7,915,727)	(36,973,892)	(2,961,370)	(15,963,805)
Beginning of period	84,080,145	121,054,037	175,939,073	191,902,878

End of period	$76,164,418	$84,080,145	$172,977,703	$175,939,073

Undistributed (distributions in excess of) net investment income, end of period	$553,776	$114,383	$(419,940)	$(317,687)

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	83

Statement of Cash Flows  (unaudited)

Six Months Ended September 30, 2018

Series S Portfolio

CASH PROVIDED (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$1,819,650
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	322,699,526
Purchases of long-term investments	(311,183,398)
Net proceeds from sales of short-term securities	9,719,271
Amortization of premium and accretion of discount on investments	269,882
Net realized loss on investments	687,972
Net unrealized depreciation on investments and foreign currency translations	7,036
(Increase) Decrease in Assets:
Receivables:
Interest — unaffiliated	29,801
Dividends — unaffiliated	(3,385)
From the Manager	(6,354)
Principal paydowns	(102,303)
Variation margin on futures contracts	(24,284)
Prepaid expenses	(7,938)
Increase (Decrease) in Liabilities:
Payables:
Trustees’ and Officer’s fees	(1,383)
Variation margin on futures contracts	13,616
Variation margin on centrally cleared swaps	257
Board realignment and consolidation	1,404
Other accrued expenses	(3,706)

Net cash provided by operating activities	23,915,664

CASH USED FOR FINANCING ACTIVITIES
Net borrowing of reverse repurchase agreements	(19,666,822)
Cash dividends paid to shareholders	(2,301,563)
Payments on redemption of capital shares	(25,724,814)
Proceeds from issuance of capital shares	22,758,995

Net cash used for financing activities	(24,934,204)

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	(3,096)

CASH AND FOREIGN CURRENCY
Net increase in restricted and unrestricted cash and foreign currency	(1,021,636)
Restricted and unrestricted cash and foreign currency at beginning of period	1,435,081

Restricted and unrestricted cash and foreign currency at end of period	$413,445

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$704,841

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH TO THE STATEMENT OF ASSETS AND LIABILITIES

	September 30, 2018	March 31, 2018
Cash	$—	$938,540
Cash Pledged:
Futures contracts	190,920	319,920
Centrally cleared swaps	147,930	98,930
Foreign currency at value	74,595	77,691

	$413,445	$1,435,081

See notes to financial statements.

84	2 0 1 8 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	Series A Portfolio
	Six Months Ended 09/30/18 (unaudited)				Period from 09/21/2015(a) to 03/31/2016
			Year Ended March 31,
			2018	2017
Net asset value, beginning of period	$10.14		$10.14	$9.82	$10.00

Net investment income(b)	0.26		0.58	0.51	0.48
Net realized and unrealized gain (loss)	(0.04)		(0.03)	0.43	(0.27)

Net increase from investment operations	0.22		0.55	0.94	0.21

Distributions(c)
From net investment income	(0.27)		(0.49)	(0.62)	(0.39)
From net realized gain	—		(0.06)	—	—

Total distributions	(0.27)		(0.55)	(0.62)	(0.39)

Net asset value, end of period	$10.09		$10.14	$10.14	$9.82

Total Return(d)
Based on net asset value	2.20	%(e)	5.55%	9.76%	2.07	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.06	%(g)	0.12%	0.26%	1.23	%(g)(h)

Total expenses after fees waived and/or reimbursed excluding amortization of offering costs	0.00	%(g)	0.00%	0.00%	0.01	%(g)

Net investment income	5.08	%(g)	5.65%	5.01%	9.03	%(g)

Supplemental Data
Net assets, end of period (000)	$830,679		$571,583	$323,784	$38,956

Portfolio turnover rate	17%		45%	84%	45%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 09/30/18 (unaudited)			Period from 09/21/2015(a) to 03/31/2016
		Year Ended March 31,
		2018	2017

Investments in underlying funds	0.01%	0.01%	0.01%	0.01%

(g)	Annualized.
(h)	Organization expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.32%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	85

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	Series C Portfolio
	Six Months Ended 09/30/18 (unaudited)
			Year Ended March 31,
			2018		2017		2016		2015	2014
Net asset value, beginning of period	$10.18		$10.31		$10.37		$10.77		$10.60	$10.95

Net investment income(a)	0.19		0.37		0.36		0.38		0.41	0.45
Net realized and unrealized gain (loss)	(0.16)		(0.08)		(0.04)		(0.31)		0.33	(0.19)

Net increase from investment operations	0.03		0.29		0.32		0.07		0.74	0.26

Distributions(b)
From net investment income	(0.19)		(0.37)		(0.36)		(0.38)		(0.40)	(0.45)
From net realized gain	—		(0.05)		(0.02)		(0.09)		(0.17)	(0.16)

Total distributions	(0.19)		(0.42)		(0.38)		(0.47)		(0.57)	(0.61)

Net asset value, end of period	$10.02		$10.18		$10.31		$10.37		$10.77	$10.60

Total Return(c)
Based on net asset value	0.34	%(d)	2.82%		3.12%		0.70%		7.22%	2.55%

Ratios to Average Net Assets
Total expenses	0.10	%(e)(f)	0.11	%(e)	0.11	%(e)	0.13	%(e)	0.14%	0.15%

Total expenses after fees waived and/or reimbursed	0.00	%(e)(f)	0.00	%(e)	0.00	%(e)	0.00	%(e)	0.01%	0.02%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.00	%(e)(f)	0.00	%(e)	0.00	%(e)	0.00	%(e)	0.00%	0.00%

Net investment income	3.83	%(e)(f)	3.55	%(e)	3.45	%(e)	3.68	%(e)	3.81%	4.27%

Supplemental Data
Net assets, end of period (000)	$377,301		$388,674		$417,251		$353,632		$361,083	$318,247

Portfolio turnover rate	26%		31%		32%		53%		44%	43%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 09/30/18 (unaudited)
		Year Ended March 31,
		2018	2017	2016

Investments in underlying funds	0.00%	0.00%	0.01%	0.01%

(f)	Annualized.

See notes to financial statements.

86	2 0 1 8 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	Series E Portfolio
	Six Months Ended 09/30/18 (unaudited)								Period from 08/04/2014(a) to 03/31/2015
			Year Ended March 31,
			2018		2017		2016
Net asset value, beginning of period	$10.78		$10.49		$10.75		$10.47		$10.00

Net investment income(b)	0.23		0.45		0.45		0.43		0.28
Net realized and unrealized gain (loss)	(0.04)		0.30		(0.16)		0.29		0.48

Net increase from investment operations	0.19		0.75		0.29		0.72		0.76

Distributions(c)
From net investment income	(0.23)		(0.45)		(0.45)		(0.43)		(0.28)
From net realized gain	—		(0.01)		(0.10)		(0.01)		(0.01)

Total distributions	(0.23)		(0.46)		(0.55)		(0.44)		(0.29)

Net asset value, end of period	$10.74		$10.78		$10.49		$10.75		$10.47

Total Return(d)
Based on net asset value	1.79	%(e)	7.22%		2.78%		7.15%		7.70	%(e)

Ratios to Average Net Assets
Total expenses	0.25	%(f)(g)	0.27	%(f)	0.23	%(f)	0.34	%(f)	0.94	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.09	%(f)(g)	0.06	%(f)	0.06	%(f)	0.02	%(f)	0.00	%(g)

Total expenses after fees waived and/or reimbursed and excluding interest expense and fees	0.00	%(f)(g)	0.00	%(f)	0.00	%(f)	0.00	%(f)	0.00	%(g)

Net investment income	4.29	%(f)(g)	4.17	%(f)	4.21	%(f)	4.17	%(f)	4.07	%(g)

Supplemental Data
Net assets, end of period (000)	$179,309		$180,142		$146,346		$110,186		$48,461

Borrowings outstanding, end of period (000)	$6,635		$6,625		$6,625		$4,835		$—

Portfolio turnover rate	27%		100%		87%		44%		30%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 09/30/18 (unaudited)
		Year Ended March 31,
		2018	2017	2016
Investments in underlying funds	0.01%	30.02%	0.01%	0.01%

(g)	Annualized.
(h)	Organization expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.02%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	87

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	Series M Portfolio

	Six Months Ended 09/30/18 (unaudited)
			Year Ended March 31,

			2018	2017	2016	2015		2014

Net asset value, beginning of period	$9.47		$9.69	$9.93	$10.03	$9.70		$9.89

Net investment income(a)	0.14		0.25	0.21	0.22	0.20		0.19
Net realized and unrealized gain (loss)	(0.09)		(0.16)	(0.16)	0.02	0.37		(0.14)

Net increase from investment operations	0.05		0.09	0.05	0.24	0.57		0.05

Distributions(b)
From net investment income	(0.16)		(0.31)	(0.29)	(0.27)	(0.24)		(0.23)
From net realized gain	—		—	—	(0.07)	(0.00	)(c)	(0.01)

Total distributions	(0.16)		(0.31)	(0.29)	(0.34)	(0.24)		(0.24)

Net asset value, end of period	$9.36		$9.47	$9.69	$9.93	$10.03		$9.70

Total Return(d)
Based on net asset value	0.55	%(e)	0.91%	0.51%	2.44%	5.91%		0.52%

Ratios to Average Net Assets(f)
Total expenses	0.08	%(g)	0.08%	0.09%	0.11%	0.13%		0.16%

Total expenses after fees waived and/or reimbursed	0.00	%(g)	0.00%	0.00%	0.00%	0.00%		0.00%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.00	%(g)	0.00%	0.00%	0.00%	0.00%		0.00%

Net investment income	3.06	%(g)	2.59%	2.12%	2.25%	2.04%		1.97%

Supplemental Data
Net assets, end of period (000)	$781,086		$810,031	$598,067	$552,687	$520,933		$329,857

Portfolio turnover rate(h)	563%		1,515%	1,728%	1,789%	2,258%		1,879%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 09/30/18 (unaudited)
			Year Ended March 31,

			2018	2017	2016	2015		2014

Investments in underlying funds	0.00%		0.01%	0.01%	0.01%	0.01%		0.02%

(g)	Annualized.
(h)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 09/30/18 (unaudited)
			Year Ended March 31,

			2018	2017	2016	2015		2014

Portfolio turnover rate (excluding MDRs)	335%		833%	1,040%	1,090%	1,356%		1,131%

See notes to financial statements.

88	2 0 1 8 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	Series P Portfolio
	Six Months Ended 09/30/18 (unaudited)
			Year Ended March 31,
			2018	2017	2016	2015	2014
Net asset value, beginning of period	$9.56		$9.38	$8.95	$9.38	$10.24	$9.96

Net investment income(a)	0.05		0.08	0.09	0.10	0.07	0.07
Net realized and unrealized gain (loss)	0.23		0.15	0.34	(0.53)	(0.93)	0.21

Net increase (decrease) from investment operations	0.28		0.23	0.43	(0.43)	(0.86)	0.28

Distributions from net investment income	—		(0.05)	—	—	—	—

Net asset value, end of period	$9.84		$9.56	$9.38	$8.95	$9.38	$10.24

Total Return(b)
Based on net asset value	2.93	%(c)	2.49%	4.80%	(4.48)%	(8.40)%	2.81%

Ratios to Average Net Assets(d)
Total expenses	0.19	%(e)	0.19%	0.13%	0.11%	0.12%	0.18%

Total expenses after fees waived and/or reimbursed	0.00	%(e)	0.00%	0.00%	0.00%	0.00%	0.00%

Net investment income	1.08	%(e)	0.89%	1.00%	1.04%	0.67%	0.69%

Supplemental Data
Net assets, end of period (000)	$76,164		$84,080	$121,054	$221,470	$322,498	$261,830

Portfolio turnover rate	0%		6%	10%	0%	0%	6%

(a)	Based on average shares outstanding.
(b)	Where applicable, assumes the reinvestment of distributions.
(c)	Aggregate total return.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 09/30/18		Year Ended March 31,

	(unaudited)		2018	2017	2016	2015	2014

Investments in underlying funds	0.19		0.17%	0.08%	0.05%	0.04%	0.02%

(e) Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	89

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	Series S Portfolio
	Six Months Ended 09/30/18 (unaudited)
			Year Ended March 31,
			2018		2017	2016	2015		2014
Net asset value, beginning of period	$9.38		$9.53		$9.54	$9.76	$9.84		$10.02

Net investment income(a)	0.12		0.20		0.19	0.26	0.23		0.24
Net realized and unrealized gain (loss)	(0.02)		(0.09)		0.11	(0.15)	(0.05)		(0.08)

Net increase from investment operations	0.10		0.11		0.30	0.11	0.18		0.16

Distributions(b)
From net investment income	(0.12)		(0.26)		(0.31)	(0.33)	(0.26)		(0.28)
From net realized gain	—		—		—	—	—		(0.06)

Total distributions	(0.12)		(0.26)		(0.31)	(0.33)	(0.26)		(0.34)

Net asset value, end of period	$9.36		$9.38		$9.53	$9.54	$9.76		$9.84

Total Return(c)
Based on net asset value	1.10	%(d)	1.15%		3.21%	1.18%	1.81	%(e)	1.66%

Ratios to Average Net Assets
Total expenses	0.68	%(f)(g)	0.76	%(f)	0.48%	0.31%	0.16%		0.21%

Total expenses after fees waived and/or reimbursed	0.54	%(f)(g)	0.59	%(f)	0.34%	0.18%	0.02%		0.06%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.00	%(f)(g)	0.00	%(f)	0.00%	0.00%	0.00%		0.00%

Net investment income	2.49	%(f)(g)	2.11	%(f)	2.37%	2.91%	2.32%		2.47%

Supplemental Data
Net assets, end of period (000)	$172,978		$175,939		$191,903	$238,237	$266,124		$233,117

Portfolio turnover rate(h)	123%		263%		279%	270%	318%		239%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)

Includes a payment by an affiliate to compensate for investments erroneously made in violation of the investment guidelines, which impacted the Fund’s total return. Excluding this payment, the Fund’s total return would have been 1.70%.

(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 09/30/18 (unaudited)	Year Ended 03/31/18

Investments in underlying funds	0.01%	0.01%

(g)	Annualized.
(h)	Includes MDRs. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 09/30/18 (unaudited)
		Year Ended March 31,
		2018	2017	2016	2015	2014
Portfolio turnover rate (excluding MDRs)	73%	148%	163%	178%	239%	183%

See notes to financial statements.

90	2 0 1 8 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Allocation Target Shares (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. Each Fund is a series of the Trust. The following series of the Trust are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification

BlackRock Allocation Target Shares: Series A Portfolio	Series A	Diversified(a)
BlackRock Allocation Target Shares: Series C Portfolio	Series C	Diversified
BlackRock Allocation Target Shares: Series E Portfolio	Series E	Diversified
BlackRock Allocation Target Shares: Series M Portfolio	Series M	Diversified
BlackRock Allocation Target Shares: Series P Portfolio	Series P	Diversified
BlackRock Allocation Target Shares: Series S Portfolio	Series S	Diversified

(a)	The Fund’s classification changed from non-diversified to diversified during the reporting period.

Shares of the Funds are offered to separate account clients of the adviser, BlackRock Advisors, LLC (the “Manager”) or certain of its affiliates. Series A is also offered to collective trust funds managed by BlackRock Institutional Trust Company, N.A., an affiliate of the investment adviser, and mutual funds advised by the Manager or its affiliates. Participants in wrap-fee programs pay a single aggregate fee to the program sponsor for all costs and expenses of the wrap-fee programs including investment advice and portfolio execution.

The Funds, together with certain other registered investment companies advised by the Manager or its affiliates, are included in a complex of open-end funds referred to as the Equity-Bond Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Defensive Positions: Investment policies may vary for temporary defensive purposes during periods in which the investment adviser believes that conditions in the securities markets or other economic, financial or political conditions warrant. Under such conditions, a Fund may invest up to 100% of its total assets in U.S. Government securities, certificates of deposit, repurchase agreements that involve purchases of debt securities, bankers’ acceptances and other bank obligations, commercial paper, money market funds and/or other debt securities, or may hold its assets in cash. The investment adviser applies this defensive posture as applicable and is consistent with each Fund’s investment policies.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, futures contracts, options written and swaps) or certain borrowings (e.g., reverse repurchase transactions and TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared daily and paid monthly, except for Series P, which declares and pays dividends at least annually. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization on Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Funds.

N O T E S T O F I N A N C I A L S T A T E M E N T S	91

Notes to Financial Statements  (unaudited) (continued)

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily based on their relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	TBA commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist,

92	2 0 1 8 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited) (continued)

including regular due diligence of each Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the

N O T E S T O F I N A N C I A L S T A T E M E N T S	93

Notes to Financial Statements  (unaudited) (continued)

level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

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Notes to Financial Statements  (unaudited) (continued)

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a fund may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help a fund mitigate their counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedules of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: Certain funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase

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Notes to Financial Statements  (unaudited) (continued)

price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.

For the six months ended September 30, 2018, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate were as follows:

	Average Borrowings	Daily Weighted Average Interest Rate

Series S	$42,992,585	2.08%

Reverse repurchase transactions are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With reverse repurchase transactions, typically a fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of Series S’ open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest(a)	Net Amount

Citigroup Global Markets, Inc.	$13,841,487	$(13,841,487)	$—
Credit Suisse Securities (USA) LLC	3,299,968	(3,299,968)	—
RBC Capital Markets, LLC	8,131,434	(8,131,434)	—
TD Securities (USA) LLC	7,288,969	(7,288,969)	—

	$32,561,858	$(32,561,858)	$—

(a)

Collateral with a value of $34,621,500 has been pledged in connection with open reverse repurchase agreements. Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

Municipal Bonds Transferred to TOB Trusts: Certain funds leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Funds) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. Each fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a fund. A fund typically invests the cash received in additional municipal bonds.

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Notes to Financial Statements  (unaudited) (continued)

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations. Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:

	Interest Expense	Liquidity Fees	Other Expenses	Total

Series E	$67,478	$10,855	$2,228	$80,561

For the six months ended September 30, 2018, the following table is a summary of each Fund’s TOB Trusts:

	Underlying Municipal Bonds Transferred to TOB Trusts(a)	Liability for TOB Trust Certificates(b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts

Series E	$12,256,547	$6,635,000	1.59% —1.61%	$6,574,891	2.31%

(a)

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the funds, as a TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts.

(b)

TOB Trusts may be structured on a non-recourse or recourse basis. When a fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a fund invests in a TOB Trust on a recourse basis, a fund enters into a reimbursement agreement with the Liquidity Provider where a fund is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a fund invests in a recourse TOB Trust, a fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a fund at September 30, 2018, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a fund at September 30, 2018.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

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Notes to Financial Statements  (unaudited) (continued)

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

•

Swaptions — Certain Funds purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Funds’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is notated to a central counterparty (the “CCP”) and the Funds’ counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker variation margin. Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

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Notes to Financial Statements  (unaudited) (continued)

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager receives no advisory fee from the Funds under the Investment Advisory Agreement.

Service and Distribution Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager.

Expense Limitations, Waivers and Reimbursements: The Manager contractually agreed to waive all fees and pay or reimburse all operating expenses of each Fund, except extraordinary expenses. Extraordinary expenses may include interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses. This agreement has no fixed termination date. With respect to Series C, Series E, Series M, Series P and Series S, the Manager does not charge the Funds a management fee, although investors in the Funds will pay a fee to BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager, or their managed account program sponsor. With respect to Series A, the Manager does not charge the Fund a management fee, although investors in the Fund that are (i) retail and institutional separately managed account clients of BIM will pay a fee to BIM or their managed account program sponsor, (ii) participants in the collective trust funds managed by BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of the Manager, that invest in the Fund will pay a fee to BTC, and (iii) mutual funds that are advised by the Manager or its affiliates will pay the Manager or its affiliate a management fee pursuant to a management agreement between each such fund and BlackRock or its affiliate. The Manager waived fees for each Fund which are included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

Although the Funds do not compensate the Manager directly for its services under the Investment Advisory Agreement, because each Fund is an investment option for certain wrap-fee or other separately managed account program clients, the Manager may benefit from the fees charged to such clients who have retained the Manager’s affiliates to manage their accounts. The Manager waived fees for each Fund which are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. The waivers were as follows:

Series A	$207,136
Series C	181,525
Series E	137,173
Series M	318,776
Series P	78,477
Series S	118,581

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Series A, Series E and Series P are currently permitted to borrow and lend and Series C, Series M and Series S are currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets, to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended September 30, 2018, the Funds did not participate in the Interfund Lending Program.

N O T E S T O F I N A N C I A L S T A T E M E N T S	99

Notes to Financial Statements  (unaudited) (continued)

Trustees and Officers: Certain trustees and/or officers of the Trust are trustees and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the six months ended September 30, 2018, purchases and sales of investments, including paydowns and mortgage dollar rolls and excluding short-term securities, were as follows:

Purchases	Series A	Series C	Series E	Series M	Series P	Series S
Non-U.S. Government Securities	$415,032,136	$94,684,427	$55,796,362	$5,558,160,498	$—	$286,985,398
U.S. Government Securities	—	1,143,962	—	7,710,411	—	—

Total Purchases	$415,032,136	$95,828,389	$55,796,362	$5,565,870,909	$—	$286,985,398

Sales	Series A	Series C	Series E	Series M	Series P	Series S
Non-U.S. Government Securities (includes paydowns)	$110,735,392	$100,712,474	$48,420,874	$5,610,946,784	$2,076,978	$322,431,024
U.S. Government Securities	—	1,138,320	—	8,382,478	—	—

Total Sales	$110,735,392	$101,850,794	$48,420,874	$5,619,329,262	$2,076,978	$322,431,024

For the six months ended September 30, 2018, purchases and sales related to mortgage dollar rolls were as follows:

	Series M	Series S
Purchases	$2,259,586,954	$115,414,213
Sales	2,260,863,456	115,525,118

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns, except with respect to Series A and Series E, generally remains open for each of the four years ended March 31, 2018. The statute of limitations on Series A’s U.S. federal tax returns generally remains open for each of the two years ended March 31, 2018 and the period ended March 31, 2016. The statute of limitations on Series E’s U.S. federal tax returns generally remains open for each of the three years ended March 31, 2018 and the period ended March 31, 2015. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of September 30, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of March 31, 2018, the Funds had capital loss carryforwards, with no expiration dates, available to offset future realized capital gains as follows:

Series M	Series P	Series S
$13,819,952	$30,397,564	$7,224,221

As of September 30, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	Series A	Series C	Series E	Series M	Series P	Series S

Tax cost	$843,227,952	$376,994,140	$178,490,489	$1,227,370,817	$23,709,834	$216,059,433

Gross unrealized appreciation	$6,650,037	$4,869,814	$4,240,081	$3,463,848	$2,615,271	$1,141,928
Gross unrealized depreciation	(12,628,288)	(7,824,316)	(698,249)	(21,599,019)	(1,108,251)	(3,931,183)

Net unrealized appreciation (depreciation)	$(5,978,251)	$(2,954,502)	$3,541,832	$(18,135,171)	$1,507,020	$(2,789,255)

9.	BANK BORROWINGS

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts

100	2 0 1 8 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited) (continued)

and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Prior to April 19, 2018, the aggregate commitment amount was $2.1 billion and the fee was 0.12% per annum. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended September 30, 2018, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Fund’s ability to buy or sell bonds. As a result, a Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Series E structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

Should short-term interest rates rise, Series E’s investments in TOB Trusts may adversely affect Series E’s net investment income and dividends to shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect Series E’s NAV per share.

The SEC and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect Series E’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and Series E, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

For OTC options purchased, each Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Funds should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform. The Funds may be exposed to counterparty credit risk with respect to options written to the extent each Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased, futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

N O T E S T O F I N A N C I A L S T A T E M E N T S	101

Notes to Financial Statements  (unaudited) (continued)

Concentration Risk: Certain Funds may invest in securities that are rated below investment grade quality (sometimes called “junk bonds”), which are predominantly speculative, have greater credit risk and generally are less liquid and have more volatile prices than higher quality securities.

Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.

Certain Funds invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedules of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares were as follows:

	Six Months Ended 09/30/18	Year Ended 03/31/18
Series A
Shares sold	29,070,408	30,751,996
Shares redeemed	(3,083,101)	(6,319,617)

Net increase	25,987,307	24,432,379

Series C
Shares sold	3,714,144	9,671,665
Shares redeemed	(4,253,535)	(11,973,055)

Net decrease	(539,391)	(2,301,390)

Series E
Shares sold	1,704,565	5,610,010
Shares redeemed	(1,716,397)	(2,853,357)

Net increase (decrease)	(11,832)	2,756,653

Series M
Shares sold	7,863,176	42,936,693
Shares redeemed	(9,896,589)	(19,129,335)

Net increase (decrease)	(2,033,413)	23,807,358

Series P
Shares sold	888,486	2,507,403
Shares redeemed	(1,945,325)	(6,608,248)

Net decrease	(1,056,839)	(4,100,845)

Series S
Shares sold	2,453,775	6,236,573
Shares redeemed	(2,718,977)	(7,626,335)

Net decrease	(265,202)	(1,389,762)

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

102	2 0 1 8 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Allocation Target Shares (the “Trust”) met in person on April 10, 2018 (the “April Meeting”) and May 8, 2018 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement” or the “Agreement”) between the Trust, on behalf of each of the BATS: Series A Portfolio, BATS: Series C Portfolio, BATS: Series E Portfolio, BATS: Series M Portfolio, BATS: Series P Portfolio and BATS: Series S Portfolio (each, a “Fund” and collectively, the “Funds”), and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment advisor.

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of eleven individuals, nine of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. The Board also has a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement. The Board’s consideration of the Agreement is a year-long deliberative process, during which the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of each Fund’s service providers; marketing and promotional services; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreement.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) each Fund’s adherence to its compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) a discussion of fall-out benefits to BlackRock and its affiliates; (b) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (c) review of non-management fees; (d) the existence and impact of potential economies of scale, if any, and the sharing of potential economies of scale with each Fund; (e) a summary of aggregate amounts paid by each Fund to BlackRock; and (f) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board considered, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared with certain metrics; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s fees and expenses; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T	103

Disclosure of Investment Advisory Agreement  (continued)

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, a relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance and each Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be impacted by even one period of significant outperformance or underperformance, so that a single investment theme has the ability to affect long-term performance disproportionately.

The Board noted that the Funds are investments that are available solely to separately managed accounts or institutional clients, primarily to complement their existing BlackRock fixed-income portfolios. Given the resulting comparability issues to peer funds, rather than a comparison to peers, the Board reviewed other performance criteria for the Funds.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board noted that BlackRock does not charge the Funds an advisory fee. The Board reviewed BlackRock’s estimated profitability with respect to other funds the Board currently oversees for the year ended December 31, 2017 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the estimated cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing each Fund, to the Funds. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

104	2 0 1 8 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreement  (continued)

The Board noted that BlackRock does not charge the Funds an advisory fee, although investors in the Funds will pay a fee to an affiliate of BlackRock or their managed account program sponsor. The Board also noted that BlackRock and the Board have contractually agreed to waive all fees and pay or reimburse all direct expenses of each Fund, except extraordinary expenses. Extraordinary expenses may include interest expense, dividend expense and acquired fund fees and expenses.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. The Board also considered the extent to which each Fund benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of each Fund, for a one-year term ending June 30, 2019. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T	105

Trustee and Officer Information

Robert M. Hernandez, Chair of the Board and Trustee

James H. Bodurtha, Trustee

Bruce R. Bond, Trustee

Honorable Stuart E. Eizenstat, Trustee

Robert Fairbairn, Trustee

Henry Gabbay, Trustee

Lena G. Goldberg, Trustee

Henry R. Keizer, Trustee

John F. O’Brien, Trustee

Donald C. Opatrny, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

John MacKessy, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent, Administrator and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

The Bank of New York Mellon

New York, NY 10286

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

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Additional Information

General Information

Effective September 26, 2016, BlackRock implemented a new methodology for calculating “effective duration” for BlackRock municipal bond portfolios. The new methodology replaces the model previously used by BlackRock to evaluate municipal bond duration and is a common indicator of an investment’s sensitivity to interest rate movements. The new methodology is applied to Series E’s duration reported for periods after September 26, 2016.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding Series E may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding Series E and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge, (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

A D D I T I O N A L I N F O R M A T I O N	107

Glossary of Terms Used in this Report

Portfolio Abbreviations

AMT	Alternative Minimum Tax (subject to)

CLO	Collateralized Loan Obligation

DAC	Designated Activity Company

EDA	Economic Development Authority

GO	General Obligation Bonds

IDA	Industrial Development Authority

OTC	Over-the-counter

RB	Revenue Bonds

REMIC	Real Estate Mortgage Investment Conduit

S&P	Standard & Poor’s

TBA	To-be-announced

USD	US Dollar

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This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

BATS-9/18-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

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Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Allocation Target Shares

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Allocation Target Shares

Date: December 4, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Allocation Target Shares

Date: December 4, 2018

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Allocation Target Shares

Date: December 4, 2018

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